                                                                 Note Trust Deed

                                             Perpetual Trustees Victoria Limited

                                 Interstar Securitisation Management Pty Limited

                                         [The Bank of New York, New York branch]

                                                     Interstar Millennium Trusts

                                       Interstar Millennium Series 2003-3G Trust

                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2003

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Cross Reference Table(1)
-------------------------------------------
Trust Indenture Act Section   Clause
-------------------------------------------
310   (a)(1)                  23.6
      (a)(2)                  23.1(d)
      (a)(3)                  22.2(b)
      (a)(4)                  22.2(b)
      (a)(5)                  NA(2)
      (b)                     23.6
      (c)                     23.6, 23.1
                              NA
-------------------------------------------
311   (a)                     13
      (b)                     13
      (c)                     NA
-------------------------------------------
312   (a)                     35.1, 35.2(a)
      (b)                     35.2(b)
      (c)                     35.2(c)
-------------------------------------------
313   (a)                     35.3
      (b)(1)                  35.3
      (b)(2)                  NA
      (c)                     35.4
      (d)                     35.3
-------------------------------------------
314   (a)(1)                  35.5
      (a)(2)                  35.5
      (a)(3)                  35.5
      (a)(4)                  11(j)
      (b)                     11(k)
      (c)                     36.1(a)
      (d)                     36.1(b)
      (e)                     36.1(c)
      (f)                     36.1(a)
-------------------------------------------
315   (a)                     13.2
      (b)                     6.1(b)
      (c)                     14.2
      (d)                     34.8
      (e)                     36.2
-------------------------------------------
316   (a)(1)                  36.3
      (a)(2)                  NA
      (b)                     36.4
-------------------------------------------
317   (a)(1)                  6.1
      (a)(2)                  NA
-------------------------------------------


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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-------------------------------------------
      (b)                     2.5
-------------------------------------------
318   (a)                     36.5
-------------------------------------------

Notes:

1. This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.

2.   NA means not applicable.


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Table of Contents

1.    Definitions and Interpretation                                                           1
      1.1     Definitions and Interpretation                                                   1
      1.2     Definitions in Master Trust Deed, Series Notice and Conditions                   3
      1.3     Interpretation                                                                   3
      1.4     Determination, statement and certificate sufficient evidence                     4
      1.5     Document or agreement                                                            4
      1.6     Transaction Document                                                             4
      1.7     Trustee as trustee                                                               4
      1.8     Knowledge of Trustee                                                             4
      1.9     Knowledge of the Note Trustee                                                    4
      1.10    Appointment of the Note Trustee                                                  5
      1.11    Commencement                                                                     5
      1.12    Opinion of Counsel                                                               5

2.    Payments on Non-A$ Notes                                                                 5
      1.1     Principal Amount                                                                 5
      2.2     Covenant to repay                                                                5
      2.3     Deemed Payment                                                                   6
      2.4     Following Event of Default                                                       6
      2.5     Requirements of Paying Agents                                                    7
      2.6     Certification                                                                    7
      2.7     Determinations                                                                   8

3.    Form of, Issue of and Duties and Taxes on, Non-A$ Notes                                  8
      3.1     Issue of Global Notes                                                            8
      3.2     Terms of Global Notes                                                            8
      3.3     Issue of Definitive Notes                                                       10
      3.4     Notice of Exchange Events                                                       11
      3.5     Form of Definitive Notes                                                        12
      3.6     Stamp and Other Taxes                                                           12
      3.7     Indemnity for non-issue                                                         13
      3.8     Note Register and Note Registrar                                                13
      3.9     US Tax Treatment                                                                14

4.    Covenant of compliance                                                                  15

5.    Cancellation of Non-A$ Notes                                                            15
      5.1     Cancellation                                                                    15
      5.2     Records                                                                         16

6.    Enforcement                                                                             16
      6.1     Actions following Event of Default                                              16
      6.2     Evidence of default                                                             17
      6.3     Overdue interest                                                                17
      6.4     Restrictions on enforcement                                                     17
      6.5     Action by Noteholders                                                           18


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                                                                        Page (i)

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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
7.    Proceedings                                                                             18
      7.1     Acting only on direction                                                        18
      7.2     Security Trustee acting                                                         19
      7.3     Note Trustee alone entitled to act                                              19
      7.4     Available amounts                                                               19
      7.5     No liability                                                                    20

8.    Notice of Payment                                                                       20

9.    Investment by Note Trustee                                                              20

10.   Partial Payments                                                                        20

11.   Covenants by the Trustee and Trust Manager                                              21

12.   Remuneration of Note Trustee                                                            24
      12.1    Fee                                                                             24
      12.2    Additional Remuneration                                                         24
      12.3    Costs, expenses                                                                 24
      12.4    Overdue rate                                                                    24
      12.5    Continuing obligation                                                           25

13.   Limited Responsibilities of Note Trustee                                                25
      13.1    Limited Responsibilities                                                        25
      13.2    Examination of Documents                                                        31

14.   Note Trustee's liability                                                                31
      14.1    No exemption from liability                                                     31
      14.2    Occurrence of an Event of Default                                               31

15.   Delegation by Note Trustee                                                              32

16.   Employment of agent by Note Trustee                                                     32

17.   Note Trustee Contracting with Trustee                                                   32

18.   Waiver                                                                                  33

19.   Amendment                                                                               33
      19.1    Approval                                                                        33
      19.2    Extraordinary Resolution of Noteholders                                         34
      19.3    Distribution of amendments                                                      34
      19.4    Amendments binding                                                              34
      19.5    Conformity with TIA                                                             34

20.   Non-A$ Noteholders                                                                      34
      20.1    Class A3 Noteholder as Couponholder                                             34
      20.2    Notice                                                                          35
      20.3    Absolute Owner                                                                  35
      20.4    Clearing System Certificate                                                     36

21.   Currency Indemnity                                                                      36

22.   New Note Trustees                                                                       37
      22.1    Appointment by Trustee                                                          37
      22.2    Appointment by Note Trustee                                                     38


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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
      22.3    Notice                                                                          38
      22.4    Requirement for Note Trustee                                                    38

23.   Note Trustee's Retirement and Removal                                                   39
      23.1    Removal by Trustee                                                              39
      23.2    Removal by Non-A$ Noteholders                                                   39
      23.3    Resignation                                                                     39
      23.4    Trust Corporation                                                               40
      23.5    Successor to Note Trustee                                                       40
      23.6    Eligibility; Disqualification                                                   40

24.   Note Trustee's Powers Additional                                                        41

25.   Severability of provisions                                                              41

26.   Notices                                                                                 41
      26.1    General                                                                         41
      26.2    Details                                                                         42

27.   Governing law and jurisdiction                                                          43

28.   Counterparts                                                                            43

29.   Limited Recourse                                                                        43
      29.1    General                                                                         43
      29.2    Liability of Trustee limited to its right of Indemnity                          43
      29.3    Unrestricted remedies                                                           43
      29.4    Restricted remedies                                                             43

30.   Successor Trustee                                                                       44

31.   Indemnity for the cost of independent advice                                            44

32.   No liability                                                                            44

33.   Information memorandum                                                                  44

34.   Note Trustee's limited liability                                                        45
      34.1    Reliance on certificates                                                        45
      34.2    Note Trustee's reliance on Trust Manager or Security Trustee                    45
      34.3    Compliance with laws                                                            46
      34.4    Reliance on experts                                                             46
      34.5    Oversights of others                                                            46
      34.6    Impossibility or impracticability                                               46
      34.7    Legal and other proceedings                                                     46
      34.8    No liability except for negligence etc.                                         47
      34.9    Further limitations on Note Trustee's liability                                 47
      34.10   Conflicts                                                                       48
      34.11   Information                                                                     49
      34.12   Investigation by Note Trustee                                                   49

35.   Noteholders' Lists and Reports                                                          49
      35.1    Provision of information                                                        49
      35.2    Preservation of Information; Communications to US$ Noteholders                  49
      35.3    Reports by Note Trustee                                                         50


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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
      35.4    Notices to Non-A$ Noteholders; Waiver                                           50
      35.5    Reports by Trustee                                                              50

36.   Trust Indenture Act - Miscellaneous                                                     51
      36.1    Compliance Certificates and Opinions, etc                                       51
      36.2    Undertaking for Costs                                                           52
      36.3    Exclusion of section 316                                                        53
      36.4    Unconditional Rights of Non-A$ Noteholders to Receive Principal and Interest    53
      36.5    Conflict with Trust Indenture Act                                               53

Schedule 1                                                                                    57
         Form of Global Note - US$ Notes                                                      57

Schedule 2                                                                                    79
         Form of Definitive Note - US$ Notes                                                  79

Schedule 3                                                                                    88
         Provisions for Meetings of Non-A$ Noteholders                                        88

Schedule 4                                                                                    96
         Information to be contained in Noteholders Report                                    96

Schedule 5                                                                                    97
         Terms and Conditions of US$ Notes                                                    97


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                                                                       Page (iv)

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Date                                  2003

Parties

     1. Perpetual Trustees Victoria Limited (ABN 47 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of Interstar Millennium Series 2003-3G Trust (the Trustee);

     2. Interstar Securitisation Management Pty Limited (ABN 56 100 346 898) of Level 28, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the Trust Manager); and

     3. [The Bank of New York, New York branch] of [101 Barclay Street, 21W, New York, New York 10286] (the Principal Paying Agent, the Calculation Agent and the Note Registrar and, in its capacity as trustee for the Non-A$ Noteholders, the Note Trustee).

Recitals

     A The Trustee has resolved at the direction of the Trust Manager to issue US$[*] Class A2 Notes, (euro)[*] Class A3 Notes and US$[*] Class B1 Notes to be constituted and secured in the manner provided in this deed and the other Transaction Documents.

     B The Note Trustee has agreed to act as trustee for the Non-A$ Noteholders under this deed.

--------------------------------------------------------------------------------

It is agreed as follows.

1.   Definitions and Interpretation
--------------------------------------------------------------------------------

1.1  Definitions and Interpretation

     The following definitions apply unless the context requires otherwise.

     Corporate Trust Office means the principal office of the Note Trustee in New York at which at any particular time its corporate trust business is administered, which at the date of the execution of this deed is [101 Barclay Street, 21W, New York, New York 10286] or at such other address as the Note Trustee may designate by notice to the Trust Manager, the US$ Noteholders and the Trustee or the principal corporate trust office of any successor Note Trustee.

     Coupon means an Interest Coupon or a Principal Coupon.

     Couponholder means, in relation to a Coupon and at any time, the person who is the holder of the Coupon at that time.

     Event of Default means, in respect of a Non-A$ Note, any of the events described in Condition 9 of that Non-A$ Note.

     Extraordinary Resolution has the meaning set out in paragraph 1 of schedule 3.


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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     Interest Coupon means a coupon which entitles the bearer to payment of
     Interest on a Class A3 Note in accordance with the terms of the Master Trust Deed and the Series Notice.

     Master Trust Deed means the Master Trust Deed dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, the Trust Manager and the Trustee dated 3 February 2003.

     Note Depository Agreement means the Note Depository Agreement dated on or about the date of this deed between the Trustee, the Principal Paying Agent and DTC.

     Noteholders Report means the report to be delivered by the Trust Manager, on behalf of the Trustee, in accordance with clause 11(l)(i) containing the information set out in schedule 4.

     Note Trust means the trust established in clause 1.10 of this deed.

     Officer's Certificate means a certificate signed by any Authorised Signatory of the Trustee or the Trust Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

     Opinion of Counsel means one or more written opinions of legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Trust Manager on behalf of the Trustee and who shall be satisfactory to the Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

     Principal Coupon means a coupon which entitles the bearer to repayment of all or any part of the Principal Amount of a Class A3 Note in accordance with the terms of the Master Trust Deed and the Series Notice.

     Series Notice means the Series Notice dated on or about the date of this deed between the Trustee, the Trust Manager, Interstar Securities (Australia) Pty Limited, Perpetual Trustee Company Limited, the Note Trustee, the Principal Paying Agent and the Calculation Agent.

     Talon means each talon relating to a Definitive Note for a Class A3 Note exchangeable in accordance with its provisions for Coupons.

     TIA means the United States Trust Indenture Act of 1939, as amended.

     Trust Corporation means any person:

     (a) eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in section 310(a) of the TIA; and

     (b) entitled by rules made under the Public Trustee Act 1906 of England to act as a custodian trustee or entitled under any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee, and shall include [The Bank of New York] for so long as it complies with section 310(a) of the TIA and carries on the business of custodian trustee.


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1.2  Definitions in Master Trust Deed, Series Notice and Conditions

     (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice and the relevant Conditions (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

     (b) If a definition in any of the documents in paragraph (a) above is inconsistent with any of the other documents in paragraph (a), the definitions will prevail in the following order:

          (i)  definitions in this deed;

          (ii) definitions in the Series Notice;

          (iii) definitions in the Master Trust Deed;

          (iv) definitions in the relevant Conditions.

     (c) No change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any Non-A$ Noteholder under this deed unless the Note Trustee (or the relevant Non-A$ Noteholders acting under clause 6.5, as the case may be) has agreed in writing to the changes under this deed.

1.3 Interpretation

     (a) Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

          (i) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

          (ii) an Event of Default subsists until it has been waived in writing by the Note Trustee;

          (iii) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

          (iv) all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

     (b) Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meanings in this deed.

          Commission means the Securities and Exchange Commission of the United States of America.

          indenture securities means the US$ Notes.

          indenture security holder means a US$ Noteholder.

          indenture to be qualified means the Note Trust Deed.

          indenture trustee or institutional trustee means the Note Trustee.


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          obligor on the indenture securities means the Trustee.

          Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to them by such definitions.

1.4  Determination, statement and certificate sufficient evidence

     Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.5  Document or agreement

     A reference to:

     (a) an agreement includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

     (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

     A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.6  Transaction Document

     This deed is a Transaction Document for the purposes of the Master Trust Deed.

1.7  Trustee as trustee

     In this deed, except where provided to the contrary:

     (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

     (b) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph
          (a) above.

1.8  Knowledge of Trustee

     In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

1.9  Knowledge of the Note Trustee

     The Note Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the Note Trust.


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1.10 Appointment of the Note Trustee

     Upon execution of this deed by the Note Trustee, the Note Trustee:

     (a) is appointed to act as trustee on behalf of the Non-A$ Noteholders on the terms and conditions of this deed; and

     (b)  acknowledges and declares that it:

          (i)  holds the sum of US$10.00 received on the date of this deed; and

          (ii) will hold the benefit of the obligations of the Trustee under this deed,

     in each case, on trust for each Non-A$ Noteholder, in accordance with the terms and conditions of this deed. If the Note Issue Date has not occurred within 30 days of the Note Trustee executing this deed, the trust constituted under this clause 1.10 will cease.

1.11 Commencement

     (a) This clause 1, clause 27 and clause 34.7 commence upon execution of this deed by the Note Trustee.

     (b) Subject to paragraph (a), this deed commences and will take effect on the Note Issue Date.

1.12 Opinion of Counsel

     For the purposes of this deed, the Trustee and the Note Trustee may where necessary seek, and rely conclusively on, any Opinion of Counsel on any matters relating to or connected with the TIA. Where the Trustee or the Note Trustee elects to seek and has sought the Opinion of Counsel it shall not be required to take any action under this deed unless and until it has received such an Opinion of Counsel. The cost of any such Opinion of Counsel will be an Expense of the Trustee in relation to the Trust.

2.   Payments on Non-A$ Notes
--------------------------------------------------------------------------------

2.1  Principal Amount

     Subject to clause 2.3:

     (a) the aggregate Principal Amount of the Class A2 Notes is limited to US$[*];

     (b) the aggregate Principal Amount of the Class A3 Notes is limited to(euro)[*]; and

     (c) the aggregate Principal Amount of the Class B1 Notes is limited to US$[*].

2.2  Covenant to repay

     (a) The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of the Non-A$ Notes (including the relevant Conditions) and the Transaction Documents (and subject to the terms of the Transaction Documents and the relevant Conditions, including clause 29 of this deed and relevant Condition 6) at the direction of the Trust Manager on:

          (i)  the Maturity Date; or


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          (ii) each earlier date as the Non-A$ Notes, or any of them, may become repayable (whether in full or in part),

          pay or procure to be paid unconditionally in accordance with this deed to or to the order of the Note Trustee:

          (iii) in respect of US$ Notes, in US$ in New York City in same day funds the Principal Amount of each Class of US$ Notes repayable or, in the case of a partial payment of the US$ Notes, the Principal Payment repayable, subject to and in accordance with the terms of the US$ Notes (including the relevant Conditions); and

          (iv) in respect of Class A3 Notes, in Euros in [London] in same day funds the Principal Amount of the Class A3 Notes repayable or, in the case of a partial payment of the Class A3 Notes, the Principal Payment repayable, subject to and in accordance with the terms of the Class A3 Notes (including the relevant Conditions).

     (b) Subject to clause 2.3 and to the terms of the Non-A$ Notes (including the relevant Conditions and the Transaction Documents (including clause 29 of this deed)), the Trustee shall, at the direction of the Trust Manager, pay or procure to be paid unconditionally to or to the order of the Note Trustee:

          (i) any interest (both before and after any judgment or other order of a court of competent jurisdiction), at the respective rates calculated from time to time, in accordance with and on the dates provided for in the relevant Conditions; and

          (ii) principal payable at the times and in the amounts provided for in accordance with the relevant Conditions.

     (c) The Note Trustee shall hold the benefit of the covenant in this clause 2.2, the covenants in clause 11, and all other rights of the Non-A$ Noteholders under the Non-A$ Notes, on trust for the benefit of the Non-A$ Noteholders.

2.3  Deemed Payment

     Any payment of principal or interest in respect of Non-A$ Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to the Non-A$ Notes by the Trustee in this clause 2 to the extent of that payment.

2.4  Following Event of Default

     At any time after an Event of Default in respect of the Non-A$ Notes has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the relevant Conditions, the Note Trustee may:

     (a) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent require the Principal Paying Agent, the other Paying Agents and the Calculation Agent under the Agency Agreement either:

          (i) (A) to act as Principal Paying Agent, Paying Agents and Calculation Agent respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this deed on the terms of the Agency Agreement except that the Note Trustee's liability


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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                    under any provisions of the Agency Agreement for the
                    indemnification of the Paying Agents and Calculation Agent shall be limited to any amount for the time being held by the Note Trustee on the trusts of this deed and which is available to be applied by the Note Trustee under this deed; and

               (B) hold all Definitive Notes and all amounts, documents and records held by them in respect of the Non-A$ Notes to the order of the Note Trustee; or

          (ii) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the Non-A$ Notes, to the Note Trustee or as the Note Trustee shall direct in that notice, other than any documents or records which the relevant Paying Agent or Calculation Agent is obliged not to release by any law or regulation; and

     (b) by notice in writing to the Trustee require it to make all subsequent payments in respect of the Non-A$ Notes to or to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 shall not apply.

     A payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the relevant Conditions to the Note Trustee in accordance with paragraph (b) above shall be a good discharge to the Trustee to the extent of such payment.

2.5  Requirements of Paying Agents

     The Trust Manager on behalf of the Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that Paying Agent shall agree with the Note Trustee, subject to the provisions of this clause, that such Paying Agent shall:

     (a) hold on trust for the Note Trustee and the Non-A$ Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the Non-A$ Notes until all relevant sums are paid to the Note Trustee or the Non-A$ Noteholders or otherwise disposed of as provided in this deed; and

     (b) immediately notify by telex or facsimile the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and the relevant Conditions in respect of the Non-A$ Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

2.6  Certification

     For the purposes of any redemption of Non-A$ Notes under the relevant Condition 5, the Note Trustee may rely upon an Officer's Certificate of the Trust Manager certifying that the Trustee will be in a position to discharge all its liabilities in respect of the relevant Non-A$ Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Non-A$ Notes and such certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those Non-A$ Notes. The Note Trustee shall not incur any liability as a result of relying on such certificate or such certificate subsequently being considered invalid.


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2.7  Determinations

     If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to any Non-A$ Notes in accordance with the relevant Condition 5(d), the Principal Payment or Principal Amount must be determined by the Calculation Agent in accordance with the relevant Condition 5(d)(iii) (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager.

3.   Form of, Issue of and Duties and Taxes on, Non-A$ Notes
--------------------------------------------------------------------------------

3.1  Issue of Global Notes

     (a) The Class A2 Notes shall on initial issue be represented by a Class A2 Global Note.

     (b) The Class A3 Notes shall on initial issue be represented by a Temporary Class A3 Global Note.

     (c) The Class B1 Notes shall on initial issue be represented by a Class B1 Global Note.

     (d) The Trustee shall on the date of this deed procure the registration in the Note Register of Cede & Co, as nominee for the relevant Clearing Agency, as holder of each Global Note for US$ Notes, and no Note Owner for US$ Notes will receive a Definitive Note representing such Note Owner's interest in such Note except as provided in clause 3.3.

     (e) The Trustee shall on the date of this deed deposit or procure the deposit of the Temporary Class A3 Global Note with the relevant Common Depository on terms that, once the Temporary Class A3 Global Note is issued and authenticated under this deed, the relevant Common Depository shall hold the Temporary Class A3 Global Note for the account of persons who would otherwise be entitled to receive Class A3 Notes in definitive bearer form.

     (f) The Trustee shall deposit or procure the deposit of the Permanent Class A3 Global Note on the date of this deed with the relevant Common Depository who shall hold the Permanent Class A3 Global Note in escrow pending exchange for the Temporary Class A3 Global Note in accordance with their respective terms.

3.2  Terms of Global Notes

     (a) Each Global Note for US$ Notes will be issued in the form or substantially the form set out in Part A of schedule 1.

     (b) The Temporary Class A3 Global Note shall be printed or typed in the form or substantially in the form set out in Part B of schedule 1.

     (c) The Permanent Class A3 Global Note shall be printed or typed in the form or substantially in the form set out in Part C of schedule 1.

     (d) The Temporary Class A3 Global Note (or part of that Global Note) will be exchanged for the Permanent Class A3 Global Note in accordance with its terms. The relevant Class A3 Notes in respect of which exchange is made will (subject as provided in clause 3.3) be represented by the Permanent Class A3 Global Note (or part of that Global Note) for which that exchange was made.


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     (e)  The procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of a Global Note (or part of a Global Note) and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any Global Note shall be made in accordance with the provisions of the terms of that Global Note and the normal practice of the relevant Common Depository, the Principal Paying Agent, and the rules and procedures of the relevant Clearing Agency from time to time.

     (f) (i) The Class A2 Global Notes shall be issued in an aggregate Principal Amount of US$[*].

          (ii) The Class A3 Global Notes shall be issued in an aggregate Principal Amount of (euro)[*].

          (iii) The Class B1 Global Notes shall be issued in an aggregate Principal Amount of US$[*].

     (g) A Global Note for US$ Notes registered in accordance with clause 3.1(d) shall be a binding and valid obligation of the Trustee. Until such Global Note (or part of that Global Note) has been exchanged pursuant to this deed, it (or that part) shall in all respects be entitled to the same benefits as a Definitive Note (subject to its terms). Each Global Note shall be subject to this deed.

     (h) The Trustee shall, at the direction of the Trust Manager, procure that, prior to the issue and delivery of a Global Note, that Global Note will be authenticated manually or by facsimile by an Authorised Signatory of the Principal Paying Agent and no Global Note shall be valid for any purpose unless and until so authenticated. Each Global Note must be signed manually or by facsimile by an Authorised Signatory or attorney of the Trustee on behalf of the Trustee and must be authenticated manually or by facsimile by the Principal Paying Agent.

     (i) Whenever a notice or other communication to the Non-A$ Noteholders is required under this deed to be given by the Note Trustee, unless and until Definitive Notes have been issued to the Note Owners pursuant to clause 3.3, the Note Trustee shall give all such notices and communications specified herein to be given to the Non-A$ Noteholders to the relevant Clearing Agency, and shall have no obligation to the Note Owners in respect of the same.

     (j) Unless and until the Definitive Notes have been issued to the Note Owners pursuant to clause 3.3:

          (i)  the provisions of this clause shall be in full force and effect;

          (ii) the Note Registrar, the Trustee, the Trust Manager, each Paying Agent and the Note Trustee shall be entitled to deal with the relevant Clearing Agency for all purposes of this deed (including the payment of principal of and interest on the Non-A$ Notes and the giving of instructions or directions hereunder) as the sole holder of the Non-A$ Notes, and shall have no obligation to any Note Owners;

          (iii) to the extent that the provisions of this clause conflict with any other provisions of this deed, the provisions of this clause shall prevail;


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          (iv) the rights of Note Owners shall be exercised only through the relevant Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the relevant Clearing Agency and/or the relevant Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued in respect of the US$ Notes pursuant to clause 3.3(a), the relevant initial Clearing Agency will make book-entry transfers among the relevant Clearing Agency Participants and receive and transmit payments of principal and interest on the US$ Notes to such Clearing Agency Participants; and

          (v) whenever this deed requires or permits actions to be taken based upon instructions or directions of Note Owners evidencing a specific percentage of the Principal Amounts of all or a Class of Non-A$ Notes, the relevant Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from the Note Owners and/or relevant Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in all or the relevant Class of Non-A$ Notes and has delivered such instructions to the Principal Paying Agent.

3.3  Issue of Definitive Notes

     (a)  If at any time the US$ Notes are represented by Global Notes and:

          (i) the Principal Paying Agent advises the Trust Manager in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the US$ Notes and the Trust Manger is unable to locate a qualified successor; or

          (ii) the Trustee, at the direction of the Trust Manager, advises the Principal Paying Agent in writing that it has elected to terminate the book-entry system through DTC; or

          (iii) after the occurrence of an Event of Default, the Note Trustee, at the written direction of Noteholders holding a majority of the outstanding Principal Amount of the US$ Notes, advises the Trustee and the Principal Paying Agent that the continuation of a book-entry system is no longer in the best interests of the US$ Noteholders, then the Trust Manager must direct the Trustee to, and the Trustee must (at its expense), within 30 days of becoming aware of the occurrence of the relevant event, issue Definitive Notes in exchange for the whole of the outstanding interest in each Global Note for US$ Notes.

     (b) If at any time the Class A3 Notes are represented by a Permanent Class A3 Global Note:

          (i) the Class A3 Notes become immediately due and repayable by reason of the occurrence of an Event of Default;

          (ii) either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business; or

          (iii) as the result of any amendment to, or change in, the laws or regulations of any jurisdiction or any body politic, or government in any jurisdiction, or any minister,


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               department, office, commission, instrumentality, agency, board, authority or organisation of any government or any corporation owned or controlled by any government having power to tax or in the interpretation by a revenue authority or a court of, or in the administration of, laws or regulations relating to taxation which becomes effective on or after the first Closing Date, the Trustee or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of any Class A3 Notes which would not be required were the Class A3 Notes in definitive form, then the Trustee shall (at its expense) (but subject to paragraph (c) below), within 30 days of becoming aware of the occurrence of the relevant event, but not prior to 40 days after the Closing Date (provided certification of non-US ownership by the relevant Noteholder is received by Euroclear or Clearstream, Luxembourg), issue Definitive Notes (together with Coupons and Talons attached) in exchange for the whole of the outstanding interest in the relevant Permanent Class A3 Global Note.

     (c) The procedures to be carried out by the relevant parties on an exchange under paragraph (b) shall be made in accordance with the provisions of the terms of the Global Note in respect of which exchange is to be made and the normal practice of the relevant Common Depository, the Principal Paying Agent, and the rules and procedures of Euroclear and Clearstream, Luxembourg from time to time. If any of the events mentioned in paragraph (b) occurs while the Class A3 Notes (or any part of the Class A3 Notes) are represented by a Temporary Class A3 Global Note (or part of a Temporary Class A3 Global Note), such Temporary Class A3 Global Note (or any part of it) shall forthwith be exchanged for the Permanent Class A3 Global Note (or any part of it) in accordance with its terms and clause 3.1 so that the Class A3 Notes (or any part of them) are then represented solely by the Permanent Class A3 Global Note.

     (d) Despite this clause 3.3, the Trustee is not obliged to issue Definitive Notes for Class A3 Notes until the later of:

          (i) the expiry of 40 days after the Closing Date (provided certification of non-US beneficial ownership by the relevant Class A3 Noteholder is received by Euroclear or Clearstream, Luxembourg); and

          (ii) 30 days after it becomes aware of the occurrence of the relevant event or request in paragraph (b).

     (e) All Definitive Notes for Class A3 Notes shall be held by the Principal Paying Agent and shall not be delivered to the relevant Class A3 Noteholders until requested to be so delivered by the relevant Class A3 Noteholders. The Permanent Class A3 Global Note shall be marked-down in respect of those Definitive Notes which are so delivered as appropriate.

     (f) No Definitive Note for Class A3 Notes shall be delivered in the United States of America.

3.4  Notice of Exchange Events

     (a) The Trustee or the Trust Manager shall notify the Note Trustee forthwith if the Trustee or the Trust Manager (as the case may be) becomes actually aware of any of the events


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          referred to in clause 3.3 and shall, unless the Note Trustee agrees otherwise, promptly give notice of the event and of the Trustee's obligation to issue Definitive Notes under clause 3.3 to the relevant Note Owners in accordance with the relevant Condition 12.

     (b) The Note Trustee shall notify the Trustee and the Trust Manager forthwith if the Note Trustee becomes actually aware of any of the events referred to in clause 3.3.

3.5  Form of Definitive Notes

     (a) Each Definitive Note for US$ Notes will be issued in the form or substantially the form set out in Part A of schedule 2.

     (b) The Definitive Notes for US$ Notes shall be issued in denominations of US$100,000 each (serially numbered) and shall be issued on the terms of the relevant Conditions.

     (c) Each Definitive Note for Class A3 Notes will be issued in the form or substantially in the form set out in Part B of schedule 2.

     (d) The Definitive Notes for Class A3 Notes shall be issued in denominations of (euro)100,000 each (serially numbered) with Coupons and (if appropriate) Talons and shall be issued on the terms of the relevant Conditions.

     (e) Title to Definitive Notes for US$ Notes shall pass by registration in accordance with the Master Trust Deed and this deed.

     (f) The Definitive Notes for Class A3 Notes, Coupons and Talons are negotiable instruments, title to which shall pass by delivery.

     (g) Definitive Notes and Coupons shall be signed manually or in facsimile by an Authorised Signatory or an attorney of the Trustee. Talons shall not be signed. The Trustee may use the facsimile signature of any person who at the date of printing of Definitive Notes or Coupons (as the case may be) is an Authorised Signatory of the Trustee notwithstanding that at the time of issue of any Definitive Notes or Coupons (as the case may be) that person has ceased for any reason to be an Authorised Signatory of the Trustee and Definitive Notes so executed shall be binding and valid obligations of the Trustee. The Trustee shall procure that an Authorised Signatory of the Principal Paying Agent authenticates each Definitive Note. No Definitive Note or the Coupons or Talons relating to it shall be valid for any purpose unless and until so authenticated.

3.6  Stamp and Other Taxes

     The Trustee will pay any stamp and other duties and Taxes payable in Australia, the United Kingdom or the United States on or in connection with:

     (a)  the execution of the Transaction Documents;

     (b) the constitution and original issue and delivery of the Non-A$ Notes, Coupons and Talons; and

     (c) any action taken by the Note Trustee or (where permitted under this deed so to do), a Clearing Agency or any Note Owner or Couponholder to enforce the provisions of the Non-A$ Notes or the Transaction Documents; and

     (d)  the creation of the security constituted under the Security Trust
          Deed.


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3.7  Indemnity for non-issue

     If the Trustee is required to issue, or procure the issue of, Definitive Notes in respect of any Non-A$ Notes following an event specified in clause 3.3(a)(ii) or 3.3(b)(iii) but fails to do so within 30 days of the Trustee or the Trust Manager becoming actually aware of the occurrence of the relevant event then the Trustee shall (subject to clause 29 of this deed) indemnify the Note Trustee, the relevant Non-A$ Noteholders and the Note Owners and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee, the relevant Non-A$ Noteholders or the Note Owners is less than the amount that would have been received had Definitive Notes been issued within the 30 days referred to above. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3(a)(ii) or 3.3(b)(iii) shall be deemed to be cured. The Trust Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event.

3.8  Note Register and Note Registrar

     (a) The Note Registrar, on behalf of the Trustee, shall keep or cause to be kept the Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar, on behalf of the Trustee, shall provide for the registration of the US$ Notes and the registration of transfers of US$ Notes. The Note Registrar will be responsible for registering US$ Notes and transfers of US$ Notes as provided in this deed and the Agency Agreement. The Trustee may appoint another person as Note Registrar in accordance with the Agency Agreement.

     (b) Upon surrender for registration of the transfer of any US$ Note at the office or agency of the Trustee to be maintained as provided in clause 11(e), if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the UCC) are met the Trustee must execute and upon its written request the Principal Paying Agent must authenticate and the US$ Noteholder shall obtain from the Note Trustee, in the name of the designated transferee or transferees, one or more new US$ Notes, in any authorised denominations and of a like aggregate principal amount.

     (c) At the option of the US$ Noteholders, US$ Notes may be exchanged for other US$ Notes in any authorised denominations and a like aggregate principal amount, upon surrender of the US$ Notes to be exchanged at any such office or agency referred to in paragraph (b) above. Whenever any US$ Notes are so surrendered for exchange, if the requirements of
          Section 8-401(a) of the UCC are met the Trustee must execute and upon its written request the Principal Paying Agent must authenticate and the US$ Noteholder shall obtain from the Note Trustee, the US$ Notes which the US$ Noteholder making the exchange is entitled to receive.

     (d) Every US$ Note presented or surrendered for registration of transfer or exchange shall be:

          (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Note Registrar duly executed by the transferring US$ Noteholder or its attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (Stamp) or such other "signature


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               guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act; and

          (ii) accompanied by such other documents as the Note Registrar may require.

     (e) No service charge shall be made to a US$ Noteholder for any registration of transfer or exchange of US$ Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of US$ Notes.

     (f) Notwithstanding the preceding provisions of this clause, the Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of US$ Notes selected for redemption or of any US$ Note for a period of 10 days preceding the due date for any payment with respect to the US$ Note.

3.9  US Tax Treatment

     It is the intention of the parties to this deed and, by their holding of the US$ Notes, the US$ Noteholders, that the US$ Notes be treated for United States federal income tax purposes as debt denominated in US dollars. To the extent that the US$ Notes are not treated, for United States federal income tax purposes as debts denominated in US dollars, the Note Trustee, by entering into this deed and each US$ Noteholder, by its acceptance of its US$ Note hereby identify the US$ Noteholder's interest in:

     (a) the Class A2 A$ Equivalent of the Principal Amount of the relevant Class A2 Notes (the Class A Principal Amount) and the Class A2 A$ Interest Amount payable with respect to those Class A2 Notes (the Class A Interest, and together with the Class A Principal Amount, the Class A Hypothetical A$ Security);

     (b) the Class B1 A$ Equivalent of the Principal Amount of the relevant Class B1 Notes (the Class B Principal Amount) and the Class B1 A$ Interest Amount payable with respect to those Class B1 Notes (the Class B Interest, and together with the Class B Principal Amount, the Class B Hypothetical A$ Security); and

     (c)  each related Currency Swap,

     for the purposes of Code Section 988(d)(2)(B) and Treasury regulation section 1.988-5(a)(8) as a "qualified hedging transaction" as defined in Treasury regulation section 1.988-5(a)(1). For such purposes:

          (i) each of the Class A Hypothetical A$ Security and the Class B Hypothetical A$ Security represents a qualifying debt instrument and each related Currency Swap, a hedge;

          (ii) each qualifying debt instrument and each hedge were acquired and entered into, respectively, as of the Note Issue Date (or, in the case of any subsequent acquisition of a US$ Note, as of the date of such subsequent acquisition);

          (iii) each qualifying debt instrument and each hedge are hereby identified as constituting a qualified hedging transaction;

          (iv) no amount must be deferred by reason of legging into integrated treatment;


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          (v)  each qualified debt instrument is described by the definitions of
               Class A Principal Amount and Class A Interest or Class B
               Principal Amount and Class B Interest (as the case may be) and the definitions relating thereto applying in this deed, and each hedge is described by the definition of Currency Swap applying in this deed; and

          (vi) the cash flow resulting from the treatment of each qualifying debt instrument and each hedge as a qualified hedging transaction is the US dollar cash flow that is payable under the terms of the US$ Notes.

4.   Covenant of compliance
--------------------------------------------------------------------------------

     Each of the Trustee and the Trust Manager covenants with the Note Trustee that it will comply with and perform and observe all provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any Non-A$ Noteholder. The Transaction Documents to which the Trustee and the Note Trustee are a party and the relevant Conditions shall be binding on the Trustee, the Note Trustee and the Non-A$ Noteholders. The Note Trustee (or the Non-A$ Noteholders, under clause 6.5, as the case may be) is entitled to enforce the obligations of the Trustee under the Non-A$ Notes, the Coupons, the Talons and the relevant Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the Non-A$ Notes). The provisions contained in schedule 3 shall have effect as if set out in this deed.

5.   Cancellation of Non-A$ Notes
--------------------------------------------------------------------------------

5.1  Cancellation

     (a)  The Trustee shall procure that all Non-A$ Notes:

          (i)  which have been redeemed in full; or

          (ii) in the case of any Definitive Note, which, being mutilated or defaced, have been surrendered and replaced under the relevant Condition 11 (together in each case with all unmatured Coupons and any unexchanged Talons attached to or delivered with that Definitive Note); or

          (iii) all Talons exchanged and all Coupons paid in accordance with the relevant Conditions or which, being mutilated or defaced, have been surrendered and replaced under the relevant Condition 11, shall forthwith be cancelled by or on behalf of the Trustee.

     (b) The Trust Manager shall ensure that, for each quarter, a certificate is prepared stating:

          (i) the aggregate Principal Amount of the Definitive Notes for the Class A3 Notes which have been redeemed in full and the aggregate amounts in respect of Coupons which have been paid or, as the case may require, the aggregate amounts of principal and interest paid in respect of the Class A3 Global Notes during that month;

          (ii) the serial numbers of those Definitive Notes;


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          (iii) the total number by Maturity Date of those Coupons;

          (iv) the aggregate Principal Amounts of Definitive Notes for the Class A3 Notes which have been so surrendered and replaced during that quarter, the serial numbers of those Definitive Notes and the total number by Maturity Date of Coupons which have been so surrendered and replaced; and

          (v)  the total number of Talons which have been so exchanged,

          and that such certificate is given to the Note Trustee by or on behalf of the Trustee as soon as possible and in any event within four months after the end of the relevant quarter.

     (c) The Note Trustee may accept a certificate under paragraph (b) as conclusive evidence of repayment, purchase or replacement of any Class A3 Notes or payment of interest on them, and of cancellation of the relevant Class A3 Notes, Coupons and Talons.

5.2  Records

     The Trustee shall procure that:

     (a) the Principal Paying Agent keeps a full and complete record of all Non-A$ Notes, Coupons and Talons (other than serial numbers of Coupons) and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement Non-A$ Notes, Coupons or Talons issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes, Coupons or Talons;

     (b) the Principal Paying Agent in respect of the Coupons of each Maturity Date retains until the expiry of five years (in the case of Interest Coupons) and ten years (in the case of Principal Coupons) from the Maturity Date of those Coupons either a list of all paid Coupons of that Maturity Date or a record of the total amount of Coupons of that Maturity Date still remaining unpaid; and

     (c) such records shall be made available to the Note Trustee on reasonable notice and during business hours promptly following the Note Trustee's request for the same.

6.   Enforcement
--------------------------------------------------------------------------------

6.1  Actions following Event of Default

     (a) At any time while an Event of Default is subsisting the Note Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to the relevant Conditions 9 and 10) at its discretion and without further notice and must, if so directed or requested under clause 7.1, take any action available to it to direct the Security Trustee to:

          (i) institute any proceedings against the Trustee and/or the Trust Manager which are permitted under the Transaction Documents;

          (ii) enforce the security created under the Security Trust Deed; and

          (iii) enforce repayment of the Non-A$ Notes together with accrued interest and any other moneys payable to the Note Trustee or the Non-A$ Noteholders under the Transaction Documents.


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     (b)  The Note Trustee must, within 90 days of becoming aware of the occurrence of an Event of Default, notify each Non-A$ Noteholder of the occurrence of that Event of Default unless:

          (i) the Event of Default is not an Event of Default under clause 8.1(a) of the Security Trust Deed; and

          (ii) it determines (and only for so long as it so determines) in good faith that withholding such notice is in the interests of the Non-A$ Noteholders.

6.2  Evidence of default

     If the Security Trustee or the Note Trustee takes any action against the Trustee to enforce any of the provisions of any Non-A$ Notes, the Coupons or this deed, proof that:

     (a) as regards any Non-A$ Note, the Trustee has not paid any principal or interest due in respect of that Non-A$ Note shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other Non-A$ Notes in respect of which the relevant payment is then due;

     (b) as regards any Coupon, the Trustee has not paid any principal or interest due in respect of that Coupon shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other Coupons in respect of which the relevant payment is then due; and

     (c) as regards any Talon, the Trustee has not exchanged that Talon for further Coupons and a further Talon as provided by its terms shall (unless the contrary is proved) be sufficient evidence that the Trustee has not exchanged all other Talons which are then available for exchange.

6.3  Overdue interest

     The rates of interest payable in respect of any Non-A$ Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Interest Period during which such Non-A$ Note became due and repayable in accordance with the provisions of relevant Condition 4 except that no notices need be given to the Non-A$ Noteholders in relation to that interest.

6.4  Restrictions on enforcement

     (a) If any of the Non-A$ Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Non-A$ Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property (as defined in the Security Trust Deed) unless either:

          (i) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial institution selected by the Note Trustee in its absolute discretion (the cost of which advice the Trustee indemnifies the Note Trustee) that a sufficient amount would be realised to discharge in full all amounts owing to the Non-A$ Noteholders and the holders of the related Coupons and any other amounts payable by the Trustee ranking in priority to or pari passu with the Non-A$ Notes; or


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          (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee in its sole and absolute discretion (the cost of which advice the Trustee indemnifies the Note Trustee), that the cash flow receivable by the Trustee (or the Security Trustee under the Security Trust
               Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all the amounts referred to in paragraph (i) relating to the Trust.

     (b) Neither the Note Trustee (except in the case of negligence, fraud or wilful default by it) nor the Security Trustee (except in the case of negligence, fraud or wilful default by it) will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Trustee or any third party in respect of the Trustee or the Non-A$ Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with paragraph (a).

6.5  Action by Noteholders

     Notwithstanding any other provision of this deed, if the Note Trustee, having become bound to take steps and/or proceed under clause 6.1 and/or the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Non-A$ Noteholders may proceed directly against the Trustee but then only if and to the extent the Non-A$ Noteholders are able to do so under Australian law.

7.   Proceedings
--------------------------------------------------------------------------------

7.1  Acting only on direction

     The Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Security Trust Deed, this deed, any Non-A$ Notes or any Coupons or Talons, unless directed or requested to do so:

     (a) by an Extraordinary Resolution of the relevant Class of Non-A$ Noteholders, as appropriate; or

     (b) in writing by the holders of at least 75% of the aggregate Principal Amount of the relevant Class of Non-A$ Noteholders, as appropriate,

     and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

     If an Extraordinary Resolution of Voting Mortgagees (as defined in the Security Trust Deed) elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the


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     Security Trustee could enforce, the Note Trustee must, at the direction in accordance with (a) and/or (b) above of the Non-A$ Noteholders, direct the Security Trustee to enforce the Security Trust Deed on behalf of the Noteholders.

7.2  Security Trustee acting

     Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any Non-A$ Noteholder is entitled to proceed directly against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed or the Non-A$ Notes (including the relevant Conditions) or the Coupons, provided that if the Security Trustee having become bound to take steps and/or to proceed under the Security Trust Deed, fails to do so within a reasonable time and such failure is continuing, the Note Trustee and/or Non-A$ Noteholders may proceed directly against the Trustee but then only if and to the extent the Non-A$ Noteholders are able to do so under Australian law. The Security Trustee shall comply with all directions given to it by the Note Trustee pursuant to any power to give directions granted to the Note Trustee pursuant to this deed or to the Security Trust Deed provided that the Security Trustee has the power under the Security Trust Deed to take the action contemplated by the direction, and the Security Trustee shall not be liable for any direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Security Trustee or its officers, employees or agents including as a consequence of following those directions.

7.3  Note Trustee alone entitled to act

     Subject to clauses 36.4, 6.5 and 7.2, only the Note Trustee may:

     (a) direct the Security Trustee to enforce or not to enforce the Security Trust Deed; or

     (b) enforce the provisions of this deed, the Non-A$ Notes (including the relevant Conditions) or the Coupons,

     and no Non-A$ Noteholder is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed, the Non-A$ Notes (including the relevant Conditions) or the Coupons.

7.4  Available amounts

     For the purpose of Condition 5(f) the Note Trustee shall not be satisfied that the Trustee will be in a position to discharge the liabilities referred in their relevant Conditions unless, either:

     (a) the Trustee will have available to it sufficient cash in the Collection Account and sufficient Authorised Investments which will mature on or before the relevant Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security Trust Deed; or

     (b) the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P and Aa3 by Moody's or whose short term unsecured and unguaranteed debt securities are rated A-1 by S&P and P-1 by Moody's to provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities,

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     and in each circumstance the Trust Manager has certified to the Note
     Trustee that the requirements of clause 7.4(a) or (b) have been met and the Note Trustee shall be entitled to rely on such certification.

7.5  No liability

     In giving any direction to the Security Trustee under this deed or the Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for any failure by the Security Trustee so to comply.

8.   Notice of Payment
--------------------------------------------------------------------------------

     The Principal Paying Agent shall give notice to the relevant Non-A$ Noteholders in accordance with the relevant Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under clause 16 of the Security Trust Deed. Those payments may be made in accordance with the relevant Condition 6 as appropriate (in the case of Definitive Notes), to the order of the registered holder of the US$ Notes (in the case of any Class A2 Global Note or Class B1 Global Note) or to the order of the bearer of the Class A3 Notes (in the case of any Class A3 Global Note) and payment of those amounts by the Note Trustee to the Principal Paying Agent for that purpose shall be a good discharge to the Note Trustee.

9.   Investment by Note Trustee
--------------------------------------------------------------------------------

     Moneys held by the Note Trustee under the trusts of this deed may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it. At the direction of the Trust Manager, the Note Trustee must invest any moneys held by the Note Trustee under the trusts of this Deed in such Authorised Investments as the Trust Manager may specify from time to time and the Note Trustee shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it in compliance with any such direction. The Note Trustee need only account for interest on money held on deposit with itself equal to the highest rate payable by it to an independent depositor in respect of comparable deposits.

10.  Partial Payments
--------------------------------------------------------------------------------

     (a) On any payment of amounts by the Trustee, the Security Trustee or the Note Trustee in accordance with the Series Notice, the Conditions in relation to the US$ Notes or the Security Trust Deed (other than the payment in full against surrender of a US$ Note) the Trustee, the Security Trustee or the Note Trustee (as the case may be) shall, or shall procure that, the Note Register relating to the US$ Note in respect of which such payment is made shall be amended to evidence the amount and the date of payment.

     (b) In the case of Definitive Notes for Class A3 Notes, on any payment of amounts received by the Note Trustee under clause 16 of the Security Trust Deed (other than the payment in full against surrender of a Definitive Note or Coupon) the Definitive Note or Coupon in respect


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          of which such payment is made shall be produced to the Note Trustee or a Paying Agent by or through whom such payment is made and the Note Trustee shall or shall cause such Paying Agent to enface on the Definitive Note or Coupon a memorandum of the amount and the date of payment, but the Note Trustee may in any particular case dispense with that production and enfacement upon the Trustee certifying to the Note Trustee that an indemnity has been given to the Trustee by the recipient of the payment as the Trustee considers sufficient and the Note Trustee shall be entitled to rely on such certification.

11.  Covenants by the Trustee and Trust Manager
--------------------------------------------------------------------------------

     Each of the Trustee and the Trust Manager severally undertakes to the Note Trustee, on behalf of the Non-A$ Noteholders, as follows in relation to the Trust for so long as any of the Non-A$ Notes remain outstanding (except to the extent that the Note Trustee otherwise consents):

     (a) (Master Trust Deed covenants) It will comply with its covenants in clause 17, 21 and 28 of the Master Trust Deed (as the case may be).

     (b)  (Transaction Documents)

          (i) It will comply with its material obligations under the Transaction Documents.

          (ii) It will use its reasonable endeavours (to the extent that it is able to do so under the Master Trust Deed) to procure that each other party to a Transaction Document complies with and performs its obligations under that Transaction Document.

     (c) (Information) It will give to the Note Trustee a copy of any information in its possession relating to the Trust as soon as reasonably practicable in connection with the exercise and performance of its powers and obligations under this deed and which the Trustee or the Trust Manager (as the case may be) reasonably considers has a material bearing on the interest of the Non-A$ Noteholders.

     (d)  (Notify Events of Default)

          (i) It will promptly notify the Note Trustee if it has knowledge or notice of or is aware of the occurrence of an Event of Default, Trustee's Default or Trust Manager's Default or, with respect to the Trust Manager only, an event that, with the giving of notice or the passage of time would constitute an Event of Default, Trustee's Default or Trust Manager's Default (Potential Default) including full details (to the extent known, without making any enquiry) of that Event of Default, Trustee's Default or Trust Manager's Default or, in respect of the Trust Manager only, Potential Default (as the case may be).

          (ii) In addition to its obligations under sub-clause item (d)(i) of this clause 11, it will confirm to the Note Trustee, on each anniversary of this deed:

               (A) whether or not the Trust Manager or the Trustee is aware that any Event of Default or, with respect to the Trust Manager only, event that with the giving of notice or passage of time would constitute an Event of Default has occurred; and


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               (B)  any other matter which is required to be notified to the
                    Note Trustee under the Transaction Documents and which has not previously been so notified.

     (e) (Maintenance of Office or Agency) The Trust Manager on behalf of the Trustee will maintain in the Borough of Manhattan, The City of New York an office or agency where US$ Notes may be surrendered for registration of transfer or exchange.

          The Trustee hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes. The Note Registrar shall act solely for, and as agent of, the Trustee and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (e). The Trust Manager will give prompt written notice to the Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trust Manager on behalf of the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the address thereof, such surrenders may be made or served at the relevant Corporate Trust Office, and the Trustee hereby appoints the Note Trustee as its agent to receive all such surrenders.

     (f) (Calculation Agent ) It will procure that, so long as any of the Non-A$ Notes remain outstanding, there will at all times be a Calculation Agent.

     (g) (Principal Paying Agent) It will procure that, so long as any of the Non-A$ Notes remain outstanding, there will at all times be a Principal Paying Agent.

     (h) (Change to Paying Agents or Calculation Agent) It will give notice to the Non-A$ Noteholders in accordance with the Agency Agreement and the relevant Condition 12 of:

          (i) any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Principal Paying Agent and any other Paying Agent) or Calculation Agent;

          (ii) any change to any Paying Agent's Paying Office (as defined in the Agency Agreement); or

          (iii) any change to the Calculation Agent's Specified Office (as defined in the Agency Agreement).

     (i) (Notices) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives for its approval, two copies of the form of every notice prior to the notice being given to the Non-A$ Noteholders in accordance with the relevant Condition 12.

     (j) (Annual Statement as to Compliance) The Trustee (or the Trust Manager on its behalf) will deliver to the Note Trustee, within 120 days after the end of each fiscal year of the Trust (commencing on [30 September 2004]), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

          (i) a review of the activities of the Trustee in respect of the Trust during such year and of performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the Signatory); and

          (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Trustee has complied with all conditions and covenants under


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               the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory of the nature and status of the default.

          For the purposes of this clause 11(j) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents.

     (k) (Opinions as to Trust Estate) On the Note Issue Date, the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel the Security Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective.

          Within 120 days after the end of each fiscal year commencing on [30 September 2004] the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.

     (l)  (Noteholders Report)

          (i) The Trust Manager, on behalf of the Trustee, shall deliver to the Principal Paying Agent and the Note Trustee on each Payment Date the Noteholders Report for the related Collection Period, with written instructions for the Note Trustee and the Principal Paying Agent to forward the Noteholders Report to each US$ Noteholder.

          (ii) Each Noteholder Report shall contain the information set out in schedule 4.

     (m)  (Listing) It will use its best endeavours to:

          (i) obtain and maintain a quotation or listing of the Non-A$ Notes on any Stock Exchange or Stock Exchanges or securities market or markets as the Trust Manager (with the prior written approval of the Note Trustee, that approval not to be unreasonably withheld or delayed) decides and following that quotation or listing enter into a deed supplemental to this deed to effect such consequential amendments to this deed necessary to comply with the requirements of any such Stock Exchange or securities market; and

          (ii) procure that there will at all times be furnished to the relevant Stock Exchange or securities market any information which such Stock Exchange or securities market may require to be furnished in accordance with its requirements.


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12.  Remuneration of Note Trustee
--------------------------------------------------------------------------------

12.1 Fee

     The Trustee shall pay to the Note Trustee a fee agreed between them.

12.2 Additional Remuneration

     If the Note Trustee gives a notice under the relevant Condition 9 or it undertakes duties which it considers expedient or necessary under this deed, or which the Trustee requests it to undertake and which duties the Note Trustee, the Trust Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed, the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

     In the event of the Note Trustee, the Trust Manager and the Trustee failing to agree as to any of the matters in this clause 12.2, such matter shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Trustee or, failing such approval, nominated (on the application of the Note Trustee or the Trustee) by the President for the time being of The Law Society of New South Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being shared equally by the Trustee and the Note Trustee) and the determination of any such merchant or investment bank shall be final and binding upon the Note Trustee, the Trust Manager and the Trustee and shall be payable by the Trustee to the Note Trustee.

12.3 Costs, expenses

     (a) Subject to clause 34.8, the Trustee shall also reimburse, pay or discharge all reasonable costs, charges, liabilities and expenses and any stamp and other Taxes or duties incurred or paid by the Note Trustee (or the Non-A$ Noteholders acting under clause 6.5 (as the case may be)) in connection with undertaking its duties under the Transaction Documents (including the fees and expenses of its counsel) and in connection with any legal proceedings brought by the Note Trustee (or the Non-A$ Noteholders acting under clause 6.5 (as the case may be)) to enforce any obligation under this deed, the Non-A$ Notes or the Coupons.

     (b) Without prejudice to the right of indemnity by law given to trustees, to the extent the Trustee is itself entitled to be indemnified and, subject to clause 29, the Trustee indemnifies the Note Trustee (or the Non-A$ Noteholders acting under clause 6.5 (as the case may be)) and every other person properly appointed by it or any of them under this deed from and against all liabilities, losses, damages, costs, expenses, actions, proceedings, claims and demands incurred by or made against it or him in the execution of the trusts of this deed or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed.

12.4 Overdue rate

     All sums payable by the Trustee under clause 12.3 shall survive the termination of this deed and the resignation or removal of the Note Trustee and be payable by the Trustee on the next Payment Date in the order set out in the Series Notice or (if applicable) the Security Trust Deed and shall carry


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     interest at the rate of LIBOR plus 2% from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

12.5 Continuing obligation

     Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect notwithstanding such discharge and even if the Note Trustee has ceased to be the Note Trustee for any reason including but not limited to those contemplated in clause 23 it will be entitled to all rights arising to it prior to it ceasing to be the Note Trustee.

13.  Limited Responsibilities of Note Trustee
--------------------------------------------------------------------------------

13.1 Limited Responsibilities

     Subject to clauses 13.2 and 14, it is expressly declared as follows.

     (a) Any advice, opinion or information obtained by the Note Trustee from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert may be sent or obtained by letter, telex, telegram, facsimile transmission, email or cable and the Note Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission, email or cable although the same shall contain some error or shall not be authentic.

     (b) The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by two Authorised Signatories of the Trustee or the Trust Manager (as the case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that certificate.

     (c) The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note Trustee to be of good repute and except in the case of fraud, negligence or wilful default of the Note Trustee, the Note Trustee shall not be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deed or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of any clearing organisations or their operators or by any person on behalf of the Note Trustee if prudently chosen in accordance with the Transaction Documents.

     (d) The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the Non-A$ Notes by the Trustee or any moneys borrowed by the Trustee under any Transaction Document or the exchange of any Global Note for any Definitive Notes.

     (e) Except as otherwise provided in this deed or any other Transaction Documents to which it is a party, the Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and,


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          until it has actual knowledge or express notice to the contrary, the
          Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any Relevant Document is observing and performing all the obligations on its part contained in the Non-A$ Notes, the Coupons and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

     (f)  Save as expressly otherwise provided in this deed or the Transaction
          Documents:

          (i) the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this deed and the Transaction Documents (the exercise of which as between the Note Trustee and the Non-A$ Noteholders shall be conclusive and binding on the Non-A$ Noteholders) but whenever the Note Trustee is under the provisions of this deed or the Transaction Documents bound to act at the request or direction of the Non-A$ Noteholders, or any of them, the Note Trustee shall nevertheless not be so bound unless it is first indemnified or accepts security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing; and

          (ii) in the absence of fraud, negligence or wilful default, the Note Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

     (g) The Note Trustee shall not be liable for acting upon any resolution purporting to have been passed at any meeting of the Non-A$ Noteholders in respect of which minutes have been made and signed even though subsequently it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Non-A$ Noteholders.

     (h) The Note Trustee shall not be liable to the Trustee or any Non-A$ Noteholder by reason of having accepted as valid or not having rejected:

          (i) any entry in the Note Register in respect of a Definitive Note for a US$ Note which is subsequently found to be incorrect and the Note Trustee shall be at liberty to accept and place full reliance on the Note Register as complete and accurate evidence to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of US$ Notes; or

          (ii) any Definitive Note for a Class A3 Note or Coupon purporting to be such and subsequently found to be forged or not authentic and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of Euroclear, Clearstream, Luxembourg or any common depository for them or any form of record made by any of them to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of Class A3 Notes.


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     (i)  Any consent or approval given by the Note Trustee for the purpose of this deed, the relevant Conditions and any Transaction Document may be given on any terms and subject to any conditions as the Note Trustee thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the relevant Conditions may be given retrospectively.

     (j) Save as otherwise expressly provided in this deed, the Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Non-A$ Noteholder or any Mortgagee, any information made available to the Note Trustee by the Trustee, the Trust Manager or any other person in connection with the trusts of this deed and no Non-A$ Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

     (k) Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed or any other Transaction Document or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed by the Note Trustee in consultation with the Trustee and the Trust Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee and the Non-A$ Noteholders.

     (l) Subject to clauses 6.5 and 7.4, the Note Trustee may certify in good faith, whether or not any of the events set out in paragraphs (b) to
          (g) of the relevant Condition 9 or any breach under clause 8 of the Security Trust Deed is in its opinion materially prejudicial to the interests of the relevant Non-A$ Noteholders and may certify, in relation to the event set out in paragraph (a) of the relevant Condition 9 in relation to any payment of interest on the Non-A$ Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Series Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Series Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the Trustee and the Non-A$ Noteholders. The Note Trustee shall have no liability to the Trustee, any Non-A$ Noteholder or any other person in relation to any such certificate or in relation to any delay or omission in providing such certificate. In giving any certificate relating to paragraph (a) of the relevant Condition 9, the Note Trustee may rely on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the Non-A$ Noteholders. The Trustee shall pay the Note Trustee all costs and expenses of providing the certificate at the times specified in the Series Notice.

     (m) The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this deed or by the Trustee under any of the Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such event, condition or act has happened


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          and that the Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

     (n) The Note Trustee shall not be responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and (except with respect to itself) the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any default or failure might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing each Non-A$ Noteholder is solely responsible for making its own independent appraisal of and investigation into the Trust and the Non-A$ Notes and the Note Trustee shall not at any time have any responsibility for the same and no Non-A$ Noteholder shall rely on the Note Trustee in that respect.

     (o) The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call for or delivery of documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged Property or any other security.

     (p) The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this deed, the Transaction Documents or the Non-A$ Notes (including the relevant Conditions), except where expressly provided otherwise have regard to the interests of the Non-A$ Noteholders.

     (q) Without prejudice to the provisions of any Transaction Document the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that property.

     (r) Subject to the relevant Condition 10(c), the Note Trustee shall not be responsible for any loss, expense or liability (including, without limitation, any decline in value or loss realised upon any sale or disposition made under the Security Trust Deed) occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Accounts from time to time however caused (including any bank, broker, depository, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the fraud, negligence, or wilful default of the Note Trustee.

     (s) The Note Trustee has no responsibility whatsoever to the Trustee or any Non-A$ Noteholder as regards any deficiency or additional payment, as the case may be, which


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          might arise because the Note Trustee or the Trustee is subject to any
          Tax in respect of the Mortgaged Property, the Security Trust Deed or any other security or any income or any proceeds from them.

     (t) No provision of this deed requires the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it has grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it. Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to an Obligor or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

     (u) The Note Trustee is not responsible (except as to itself) for the genuineness, validity, effectiveness or suitability of any of the Transaction Documents or any of the Mortgages, Security Interests or other documents entered into in connection with them or any Mortgage Insurance Policy or the priority constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it (except as to itself) be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:

          (i) the nature, status, creditworthiness or solvency of any Obligor or any other person or entity who has at any time provided any security or support whether by way of guarantee, Security Interest or otherwise in respect of any advance made to any Obligor;

          (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

          (iii) the title, ownership, value, sufficiency or existence of any Land, Mortgaged Property or any Mortgage Insurance Policy;

          (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

          (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Obligor in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

          (vi) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Obligor in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

          (vii) the performance or observance by any Obligor or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default,


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               event of default or similar event contained in them or any waiver or consent which has at any time been granted in relation to any of the above;

          (viii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan;

          (ix) the title of the Trustee to any Mortgage or Loan or other Mortgaged Property;

          (x) the suitability, adequacy or sufficiency of any guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgages in relation to the advances;

          (xi) the compliance of any person with the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including Consumer Credit Legislation);

          (xii) the failure of any Approved Seller, the Servicer, the Trust Manager or the Trustee to obtain or comply with any Authorisation in connection with the origination, sale purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

          (xiii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

          (xiv) any accounts, books, records or files maintained by any Approved Seller, the Servicer, the Trustee, the Trust Manager or any other person in respect of any of the Mortgages or Loans; or

          (xv) any other matter or thing relating to or in any way connected with any Mortgage or Loan or any document entered into in connection with them whether or not similar to the above.

     (v) The Note Trustee is not liable or responsible for any loss, cost, damages, expenses, liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this deed, any other Transaction Document or any other document.

     (w) The Note Trustee is not liable in respect of it being treated as, or being deemed to be, a credit provider, for the purposes of the Consumer Credit Legislation, in respect of any of the Mortgages.

     (x) In connection with any proposed modification, waiver, authorisation or determination permitted by this deed, the Note Trustee shall not have regard to the consequences thereof


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          for individual Non-A$ Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.

     (y) Except as otherwise provided in this deed or any other Transaction Document, the Note Trustee shall have no responsibility for the maintenance of any rating of any Non-A$ Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

     (z) The Note Trustee shall be under no obligation to monitor or supervise the functions of any person under any Authorised Investment, Support Facility, Mortgage, Loan or Transaction Document or any other deed, agreement or arrangement incidental to any of the above, and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that any person is properly performing its obligations in accordance with each Transaction Document.

     (aa) The Note Trustee acknowledges that the Trust Manager is responsible, under the Series Notice, for calculating all amounts referred to in clause 6.2 of the Series Notice (other than calculations required to be made by the Calculation Agent under the Agency Agreement) and the Note Trustee has no liability in respect of these calculations.

     In relation to US$ Notes and US$ Noteholders, the Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to section 311(a) in relation to US$ Notes and US$ Noteholders of TIA only to the extent required by the TIA.

13.2 Examination of Documents

     In relation to US$ Notes and US$ Noteholders, the Note Trustee shall examine the evidence furnished to it pursuant to section 314 of the TIA to determine whether the opinions, searches, reports, certificates, valuations and investigations delivered or obtained or required to be delivered or obtained at any time in connection with any Mortgage or Loan conform to the requirements of this deed but shall not be obliged to confirm or verify the mathematical calculations or other facts stated therein.

14.  Note Trustee's liability
--------------------------------------------------------------------------------

14.1 No exemption from liability

     Nothing in this deed shall exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability in respect of any fraud, negligence or wilful default of which it may be guilty in relation to its duties under this deed.

14.2 Occurrence of an Event of Default

     In the case of an Event of Default, the Note Trustee shall exercise, with respect to the rights and powers vested in it by this deed, the same degree of care and skill as a prudent person would exercise under the circumstances in the conduct of such person's affairs.


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15.  Delegation by Note Trustee

--------------------------------------------------------------------------------

     (a) The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the interests of the Non-A$ Noteholders think fit.

     (b) If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), the Note Trustee shall not be required to supervise the actions of the delegate and shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate. The Note Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee and each Designated Rating Agency.

16.  Employment of agent by Note Trustee
--------------------------------------------------------------------------------

     The Note Trustee may in the conduct of the trusts of this deed instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this deed. So long as the Note Trustee exercises reasonable care in the selection of that agent, the Note Trustee shall not be required to supervise the actions of the agent and shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of that agent.

     Any trustee of this deed which is a lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed. Those charges will be for the account of the Note Trustee unless agreed otherwise who shall be reimbursed by the Trustee under clause 12.

17.  Note Trustee Contracting with Trustee
--------------------------------------------------------------------------------

     Neither the Note Trustee nor any director or officer of a corporation acting as a trustee under this deed, nor the Security Trustee, is by reason of its or their fiduciary position in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with any Non-A$ Notes, Coupons or Talons or any other bonds, stocks, shares, debenture stock, debentures, notes or other securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other trust deed


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     constituting or securing any other securities issued by or relating to the
     Trustee or any other party to any of the Transaction Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received or in connection with any of those arrangements.

18.  Waiver
--------------------------------------------------------------------------------

     (a) The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its opinion the interests of any of the Non-A$ Noteholders are not materially prejudiced and the rights of the Non-A$ Noteholders to receive principal and interest in respect of the Non-A$ Notes are not affected), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

          (i) any breach or proposed breach by the Trustee or the Trust Manager of any of the covenants or provisions contained in this deed or in the Non-A$ Notes (including the relevant Conditions), the Coupons or any other Transaction Document (as to which evidence of a breach of one Non-A$ Note in a Class shall be deemed evidence of a breach of all Non-A$ Notes in that Class); or

          (ii) determine that any condition, event or act which constitutes, or which with the giving of notice, the lapse of time or the issue of a certificate would constitute, but for that determination, an Event of Default shall not, or shall not subject to specified conditions, be so treated for the purposes of this deed, but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given by an Extraordinary Resolution. No direction or request shall affect any waiver, authorisation or determination given or made by the Note Trustee prior to any express direction given by the Non-A$ Noteholders pursuant to an Extraordinary Resolution.

     (b) Any waiver, authorisation or determination under this clause is binding on the Non-A$ Noteholders and if, but only if, the Note Trustee so requires, shall be notified by the Trustee to the Non-A$ Noteholders in accordance with the relevant Condition 12 as soon as practicable.

19.  Amendment
--------------------------------------------------------------------------------

19.1 Approval

     The Note Trustee, the Trust Manager and the Trustee may, following the giving of notice to each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19) or the relevant Conditions so long as that alteration, addition or modification is:

     (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;


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     (b)  in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Agency;

     (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

     (d) in the opinion of the Note Trustee not materially prejudicial nor likely to be materially prejudicial to the interests of the Non-A$ Noteholders as a whole or a Class of Non-A$ Noteholders,

     and in the manner, and to the extent, permitted by the Transaction
     Documents.

19.2 Extraordinary Resolution of Noteholders

     Where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1, is materially prejudicial or likely to be materially prejudicial to the interest of Non-A$ Noteholders as a whole or a Class of Non-A$ Noteholders, the Note Trustee, the Trust Manager and the Trustee may make that alteration, addition or modification if sanctioned by an Extraordinary Resolution of all the Non-A$ Noteholders or that Class of Non-A$ Noteholders (as the case may be).

19.3 Distribution of amendments

     The Trust Manager shall distribute to all Non-A$ Noteholders a copy of any amendments made under clause 19.1 or 19.2 under the relevant Condition 12 as soon as reasonably practicable after the amendment has been made.

19.4 Amendments binding

     Any amendment under this clause is binding on the Non-A$ Noteholders.

19.5 Conformity with TIA

     Every amendment of this deed executed pursuant to this clause 19 which affects the US$ Notes or the US$ Noteholders shall conform to the requirements of the TIA as then in effect so long as this deed shall then be qualified under the TIA.

20.  Non-A$ Noteholders
--------------------------------------------------------------------------------

20.1 Class A3 Noteholder as Couponholder

     Wherever in this deed the Note Trustee is required or entitled to exercise a power, trust, authority or discretion, then except as ordered by a court of competent jurisdiction or as required by applicable law the Note Trustee shall, despite express notice to the contrary, assume that each holder of a


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     Definitive Note for a Class A3 Note is the holder of all Coupons and Talons relating to that Definitive Note.

20.2 Notice

     None of the Note Trustee, the Trustee or the Trust Manager is required to give any notice to the Couponholders for any purpose under this deed or the relevant Conditions and the Couponholders shall for all purposes be taken to have notice of the contents of any notice given to the Class A3 Notholders under the relevant Condition 12.

20.3 Absolute Owner

     (a) The Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat:

          (i) the registered holder of any Definitive Note for any US$ Note as the absolute owner of that Definitive Note (whether or not that Definitive Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of trust or other interest in it); and

          (ii) the bearer of any Definitive Note for any Class A3 Note and the bearer of any Coupon or Talon relating to that Class A3 Note as the absolute owner of that Definitive Note, Coupon or Talon, as the case may be, (whether or not that Definitive Note, Coupon or Talon is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it), for the purpose of making payment and for all purposes and none of the Trustee, the Trust Manager, the Security Trustee, the Note Trustee or any Paying Agent is affected by any notice to the contrary.

     (b) So long as the Non-A$ Notes, or any of them, are represented by a Global Note, the Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the person for the time being shown in the records of the relevant Clearing Agency as the holder of any Non-A$ Notes as the absolute owner of those Non-A$ Notes and the Trustee, the Trust Manager, the Security Trustee, the Note Trustee and the Paying Agents are not affected by any notice to the contrary, but without prejudice to the entitlement of the registered holder of a Class A2 Global Note or a Class B1 Global Note and the bearer of a Class A3 Global Note to be paid principal and interest on the relevant Global Note in accordance with its terms. Without limitation, notices to the Non-A$ Noteholders may be given by delivery of the relevant notice to the relevant Clearing Agency as the holder of the Non-A$ Notes for communication by them to entitled account holders.

     (c) Provided the Trustee, the Note Trustee or the Security Trustee (as the case may be) (or a Paying Agent on behalf of the Trustee, the Note Trustee, or the Security Trustee (as the case may be)) pays:

          (i)  the registered holder of the Global Notes for the US$ Notes; and

          (ii) the bearer of the Class A3 Global Note,


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          in accordance with the Transaction Documents, each Note Owner shall have no claim directly against the Trustee, the Note Trustee or the Security Trustee (as the case may be) in respect of payment due on any Non-A$ Notes for so long as those Non-A$ Notes are represented by a Global Note.

     (d) Without limiting the preceding paragraphs of this clause 20.1, all payments made to a Note Owner in respect of a Non-A$ Note under this clause (or, in the case of a Class A2 Global Note or a Class B1 Global Note, to or to the order of the registered holder of that Global Note or, in the case of a Class A3 Global Note, to or to the order of the bearer of that Global Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon those Non-A$ Notes and Coupons (as the case may be).

20.4 Clearing System Certificate

     The Trustee, the Trust Manager, the Security Trustee and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of a Clearing Agency or any form of record made by it to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Global Note.

21.  Currency Indemnity
--------------------------------------------------------------------------------

     Subject to this deed, including clause 29, the Trustee indemnifies the Note Trustee and the Non-A$ Noteholders and keeps them indemnified against:

     (a)  in the case of US$ Notes:

          (i) any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ due to the Note Trustee or the relevant US$ Noteholders under this deed or the relevant US$ Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$, and under which the Note Trustee or the US$ Noteholders do not have an option to have that judgment or order expressed in US$, and those prevailing at the date of actual payment by the Trustee;

          (ii) any deficiency arising or resulting from any variation in rates of exchange between:

               (A) the date (if any) as of which the non-US$ currency equivalent of the US$ amounts due or contingently due under this deed (other than this clause) or in respect of the relevant US$ Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

               (B) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than US$; and

     (b)  in the case of Class A3 Notes:


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          (i)  any loss or damage incurred by any of them arising from the non-payment by the Trustee of any Euros due to the Note Trustee or the relevant Class A3 Noteholders under this deed or the relevant Class A3 Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than Euros, and under which the Note Trustee or the Class A3 Noteholders do not have an option to have that judgment or order expressed in Euros, and those prevailing at the date of actual payment by the Trustee;

          (ii) any deficiency arising or resulting from any variation in rates of exchange between:

               (A) the date (if any) as of which the non-Euro currency equivalent of the Euro amounts due or contingently due under this deed (other than this clause) or in respect of the relevant Class A3 Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

               (B) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than Euros.

          The amount of that deficiency shall not be reduced by any variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

     (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the relevant Non-A$ Notes and Coupons and apply irrespective of any time or indulgence granted by the Note Trustee or the relevant Non-A$ Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the relevant Non-A$ Notes or Coupons. Any deficiency will constitute a loss suffered by the relevant Non-A$ Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.

22.  New Note Trustees
--------------------------------------------------------------------------------

22.1 Appointment by Trustee

     The Trustee may at the direction of the Trust Manager at any time appoint a new Note Trustee of this deed who has previously been approved by an Extraordinary Resolution of the Non-A$ Noteholders. One or more persons may hold office as Note Trustee or Note Trustees of this deed but that Note Trustee or those Note Trustees must be or include a Trust Corporation. Whenever there are more than two Note Trustees of this deed the majority of those Note Trustees are competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this deed if a Trust Corporation is included in that majority.


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22.2 Appointment by Note Trustee

     (a) The Note Trustee may, on 30 days prior written notice to the Trustee, the Trust Manager, the Principal Paying Agent and the Non-A$ Noteholders (in accordance with the relevant Condition 12), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate Note Trustee or as a co-Note Trustee jointly with the Note Trustee:

          (i) if the Note Trustee considers that appointment to be in the interests of the Non-A$ Noteholders;

          (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

          (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this deed against the Trustee.

     (b) Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, rights, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or imposed by the instrument of appointment.

     (c) Subject to this deed, all trusts, rights, powers, authorities, discretions, duties and obligations conferred or imposed upon the Note Trustee shall be conferred or imposed upon and exercised or performed by the Note Trustee and a person appointed under paragraph (a) jointly (it being understood that such separate Note Trustee or co-Note Trustee is not authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such trusts, rights, powers, authorities, discretions, duties and obligations shall be exercised and performed solely by such separate Note Trustee or co-Note Trustee, but only at the direction of the Note Trustee.

     (d) The Note Trustee may remove or accept the resignation of any person appointed under this clause. The remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as Note Trustee or co-Note Trustee will be costs, charges and expenses incurred by the Note Trustee under this deed which shall be reimbursed by the Trustee under clause 12.

22.3 Notice

     The Note Trustee shall notify each Designated Rating Agency of any appointment of a new Note Trustee or its retirement or removal as soon as practicable.

22.4 Requirement for Note Trustee

     Notwithstanding anything in this deed to the contrary, no person shall become a Note Trustee under this deed unless it meets the requirements of
     Section 26(a)(1) of the United States Investment Company Act of 1940, as amended (the Investment Company Act).


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23.  Note Trustee's Retirement and Removal
--------------------------------------------------------------------------------

23.1 Removal by Trustee

     The Trustee (or the Trust Manager on its behalf after informing the Trustee of its intention to do so) may at any time terminate the appointment of the Note Trustee by giving written notice to that effect to each Designated Rating Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note Trustee:

     (a)  an Insolvency Event has occurred in relation to the Note Trustee;

     (b)  the Note Trustee has ceased its business;

     (c) the Note Trustee fails to comply with any of its obligations under any Transaction Document and such failure has had or, if continued will have, a Material Adverse Effect (as determined by the Trustee), and, if capable of remedy, the Note Trustee does not remedy within 14 days after the earlier of:

          (i)  the Note Trustee becoming aware of that failure; and

          (ii) receipt by the Note Trustee of a written notice with respect thereto from either the Trustee or the Trust Manager; or

     (d) the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.6.

23.2 Removal by Non-A$ Noteholders

     The Non-A$ Noteholders may resolve by Extraordinary Resolution to require the Trustee to remove the Note Trustee or Note Trustees for the time being of this deed.

23.3 Resignation

     (a) Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the Trustee, the Trust Manager, the Security Trustee and each Designated Rating Agency not less than 3 months written notice to that effect. Notwithstanding the preceding sentence, the Note Trustee shall not resign its appointment under this deed until a successor Note Trustee meeting the requirements set forth in clauses 22.4 and 23.6 has been appointed and has accepted its appointment as Note Trustee under this deed as provided in clause 23.5.

     (b) Subject to this deed, if a successor Note Trustee has not accepted its appointment within 30 days after:

          (i) the Note Trustee has given notice of its resignation in accordance with paragraph (a); or

          (ii) the removal of the Note Trustee under clause 23.1 or 23.2,

          the Note Trustee may petition (the cost of which shall be an Expense of the Trust) any court of competent jurisdiction for the appointment of a successor Note Trustee.


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23.4 Trust Corporation

     Each of the Trustee and the Trust Manager undertakes that if the only Note Trustee which is a Trust Corporation retires or is removed it will use reasonable endeavours to appoint a new Note Trustee of this deed which is a Trust Corporation as soon as reasonably practicable. The retirement or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed. The Trust Manager must assist the Trustee to appoint a new Note Trustee of this deed. If the Trustee fails to appoint a new Note Trustee within three months from such retirement or removal, the Note Trustee shall be entitled to appoint a new Note Trustee which is a Trust Corporation and such appointment shall be deemed to have been made under clause 22.2 of this deed.

23.5 Successor to Note Trustee

     (a) On the execution by the Trustee, the Trust Manager and any successor Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

     (b)  Any corporation:

          (i)  into which the Note Trustee is merged;

          (ii) with which the Note Trustee is consolidated;

          (iii) resulting from any merger or consolidation to which the Note Trustee is a party;

          (iv) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

     (c) If no other person can be found to act as Note Trustee, the Non-A$ Noteholders may elect a Note Trustee from among the holders of the Non-A$ Notes.

23.6 Eligibility; Disqualification

     (a)  The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

     (b) The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.


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     (c)  The Note Trustee shall comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

24.  Note Trustee's Powers Additional
--------------------------------------------------------------------------------

     The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Non-A$ Notes, Coupons or Talons.

25.  Severability of provisions
--------------------------------------------------------------------------------

     Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

26.  Notices
--------------------------------------------------------------------------------

26.1 General

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Signatory of the sender; and

     (c)  subject to paragraph (d), will be taken to be duly given or made:

          (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause
               26.2 or to any other address which may have been notified by the recipient to the sender under this clause 26;

          (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26; and

          (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place. Any party may by notice to each party change its address, facsimile and telex under this clause 26.1.


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     (d)  For the purposes of paragraph (c), all notices, requests, demands, consents, approvals, agreements or other communications to the Note Trustee must be given or made by facsimile transmission.

26.2 Details

     The address, facsimile and telex of each person to whom notices may be sent at the date of this deed are as follows:

     The Trustee

     PERPETUAL TRUSTEES VICTORIA LIMITED
     Level 7
     9 Castlereagh Street
     Sydney  NSW  2000
     Australia

     Tel: 61 2 9229 9000
     Fax: 61 2 9221 7870
     Attention: Manager, Securitisation

     The Trust Manager

     INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
     Level 28
     367 Collins Street
     Melbourne  VIC  3000
     Australia

     Tel: 61 3 9612 1111
     Fax: 61 3 9621 2368
     Attention: Chief Executive Officer

     The Note Trustee

     [THE BANK OF NEW YORK, NEW YORK BRANCH
     101 Barclay Street
     21W
     New York  New York  10286
     United States

     Tel: +1 212 815 5347
     Telex: N/A
     Fax: +1 212 815 5915/5917
     Attention: Corporate Trust - Global Structured Finance]


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27.  Governing law and jurisdiction
--------------------------------------------------------------------------------

     This deed and the trust constituted under this deed are governed by the law of New South Wales, Australia. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there. The administration of the trust constituted under this deed, including the exercise of the Note Trustee's powers under clauses 13 and 34 of this deed and its standard of care under clause 14 are governed (in each case, to the extent they relate to US$ Notes or US$ Noteholders) by the law of the State of New York and (in each case, to the extent they relate to Class A3 Notes or Class A3 Noteholders) by the laws of England and Wales, and in the event of any inconsistency between the operation of the law of New South Wales, Australia and the law of the State of New York or of England and Wales (as the case may be) in respect of the application of those powers and that standard of care, the law of the State of New York or of England and Wales (as the case may be) will prevail to the extent of the inconsistency.

28.  Counterparts
--------------------------------------------------------------------------------

     This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

29.  Limited Recourse
--------------------------------------------------------------------------------

29.1 General

     Clause 32 of the Master Trust Deed (as amended by the Series Notice) applies to the obligations and liabilities of the Trustee and the Trust Manager under this deed.

29.2 Liability of Trustee limited to its right of Indemnity

     Without limiting the generality of clause 29.1, clause 32.16 of the Master Trust Deed (as amended by the Series Notice) is incorporated into this agreement as if set out in full, except that any reference to Trust refers to the Trust.

29.3 Unrestricted remedies

     Nothing in this clause 29 limits a party in:

     (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

     (b)  obtaining declaratory relief; or

     (c)  in relation to its rights under the Security Trust Deed.

29.4 Restricted remedies

     Except as provided in clause 29.1 and subject to clause 29.3, a party shall not:

     (a) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

     (b)  (winding up) apply for the winding up or dissolution of the Trustee;

     (c) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee (other than the Trust Assets);


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     (d)  (court appointed receiver) apply for the appointment by a court or a receiver to any of the assets of the Trustee (other than the Trust Assets);

     (e) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee (other than in respect of the Trust Assets); or

     (f) (administrator) appoint, or agree to the appointment of, any administrator to the Trustee,

     or take proceedings for any of the above and a party waives its rights to make those applications and take those proceedings.

30.  Successor Trustee
--------------------------------------------------------------------------------

     The Note Trustee shall do all things reasonably necessary to enable any successor Trustee appointed under clause 23 of the Master Trust Deed to become the Trustee under this deed.

31.  Indemnity for the cost of independent advice
--------------------------------------------------------------------------------

     Where the Note Trustee is required to express an opinion or make a determination or calculation under this deed or the other Transaction Documents, the Note Trustee may appoint or engage such independent advisors including any of the persons referred to in clause 13.1(a) as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and the Trustee or, if another person is expressly stated in the relevant provision in a Transaction Document, that person shall indemnify the Note Trustee for any costs and expenses properly incurred by and payable to those advisors.

32.  No liability
--------------------------------------------------------------------------------

     Without limitation the Note Trustee shall not be liable (subject to the mandatory requirements of the TIA) for:

     (a) any decline or loss directly or indirectly arising from the Note Trustee acting or failing to act as a consequence of an opinion reached by it, except for the negligence, fraud or wilful default of the Note Trustee; and

     (b) any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, the Mortgaged Property (or any other property) or any deeds or documents of title thereto being uninsured or inadequately insured or being held by or to the order of any clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except for the negligence, fraud or wilful default of the Note Trustee.

33.  Information memorandum
--------------------------------------------------------------------------------

     The Note Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Trustee or Trust Manager, including in connection with the issue of Notes. Neither the Trustee nor the Trust Manager may publish or permit to be published any such document in connection with the


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     offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Note Trustee without the prior written consent of the Note Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Note Trustee is not required to take into account the interests of the Noteholders.

34.  Note Trustee's limited liability
--------------------------------------------------------------------------------

     Without prejudice to any indemnity allowed by law or elsewhere in this deed given to the Note Trustee, it is expressly declared as follows.

34.1 Reliance on certificates

     The Note Trustee shall be entitled to call for and rely on a certificate or any letter of confirmation or explanation reasonably believed by it to be genuine, of the Trustee, the Trust Manager, any Paying Agent, the Calculation Agent or any Designated Rating Agency in respect of every manner and circumstance for which a certificate is expressly provided for under this deed or in respect of the rating of any of the Non-A$ Notes or the relevant Conditions and the Note Trustee is not bound in any such case to call for further evidence.

     The Note Trustee shall not incur any liability in respect of any action taken or thing suffered by it in reliance on any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document (including any of the above submitted or provided by the Trust Manager, a Noteholder or the Trustee) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

     In preparing any notice, certificate, advice or proposal the Note Trustee shall be entitled to assume that each person under any Authorised Investment, Support Facility, Mortgage, Loan, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

34.2 Note Trustee's reliance on Trust Manager or Security Trustee

     (a) (Authorised Signatories are sufficient evidence) Subject to clause 13.2, whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trust Manager or the Security Trustee to the Note Trustee, the Note Trustee may accept as sufficient the form and content of a document unless it has reason to believe that the relevant document was not signed on behalf of the Trust Manager or the Security Trustee (as the case may be) or by any Authorised Signatory of the Trust Manager or the Security Trustee (as the case may be).

     (b) (Note Trustee not liable for loss) The Note Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trust Manager or the Security Trustee or any officer, employee, agent or delegate of the Trust Manager or the Security Trustee in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Note Trustee responsible for the administration of the Trust are not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Note Trustee in any step taken by it.


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34.3 Compliance with laws

     The Note Trustee shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by law or of any decree, order or judgement of any competent court or other tribunal, the Note Trustee shall be hindered, prevented or forbidden from doing or performing.

34.4 Reliance on experts

     The Note Trustee may act on the opinion or statement or certificate or advice of or information obtained from the Security Trustee, attorneys, barristers or solicitors (whether instructed by the Note Trustee or not), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Note Trustee shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information.

34.5 Oversights of others

     Subject to this deed, the Note Trustee shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgement, forgetfulness or want of prudence on the part of any attorney, banker, receiver, barrister, solicitor, agent, any person or agent appointed by the Note Trustee and on whom the Note Trustee is entitled to rely under this deed (other than a Related Corporation) or other person acting as agent or advisor to the Note Trustee.

34.6 Impossibility or impracticability

     If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this deed or any other Transaction Document, the Note Trustee shall not be under any liability nor shall it incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by it or its officers, employees, agents or delegates except to the extent of its own fraud, negligence or wilful default.

34.7 Legal and other proceedings

     (a) (Indemnity for legal costs) The Note Trustee shall be indemnified out of the Trust for all legal costs and disbursements and all other costs, disbursements, outgoings and expenses incurred by the Note Trustee in connection with:

          (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

          (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of;

          this deed or any other Transaction Document or otherwise under or in respect of the Trust provided that the enforcement, contemplated enforcement or preservation by the Note Trustee of the rights referred to in sub-paragraph (i) or the court proceedings referred to in paragraph (ii) (other than in each case the defence of any action, suit, proceeding or dispute brought against the Note Trustee), and the basis of incurring any of those costs, disbursements, outgoings and expenses by the Note Trustee:


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          (iii) has been approved in advance by an Extraordinary Resolution of the Non-A$ Noteholders; or

          (iv) the Note Trustee reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary to protect the Note Trustee against potential personal liability.

     (b) (Defence of proceedings alleging negligence, etc.) The Note Trustee shall be entitled to claim in respect of the above indemnity from the Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to the Trust the amount previously paid by the Trust to it in respect of that indemnity.

34.8 No liability except for negligence etc.

     In the absence of fraud, negligence or wilful default on the Note Trustee's part or on the part of any of its officers or employees, or any agent or delegate, sub-agent, sub-delegate employed by the Note Trustee in accordance with this deed (and where this deed provides that the Note Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this deed, the Note Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Noteholder or any other person or for any loss howsoever caused in respect of the Trust or to any Noteholder or other person.

34.9 Further limitations on Note Trustee's liability

     Subject to clause 34.2, the Note Trustee shall not be liable:

     (a) (for loss on direction) for any losses, costs, damages or expenses caused by its acting (in circumstances where this deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

          (i) any Noteholder under this deed, any other Transaction Document or any other document; or

          (ii) by any person under a Support Facility,

          except to the extent that it is caused by the fraud, negligence or wilful default of the Note Trustee, or any of its officers or employees, or an agent, delegate, sub-agent or sub-delegate employed by the Note Trustee in accordance with this deed to carry out any transactions contemplated by this deed;

     (b)  (for certain defaults) for any Trust Manager's Default;

     (c) (for acts of Security Trustee) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Security Trustee in relation to its obligations under the Transaction Documents;

     (d) (for acts of Paying Agent) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;


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     (e)  (for acts of Calculation Agent) without limiting the Note Trustee's obligations or powers under the Transaction Documents, for any act, omission or default of the Calculation Agent in relation to its obligations under the Transaction Documents;

     (f) (for failure to carry out an agreement) for the failure of a person to carry out an agreement with the Note Trustee in connection with the Trust; or

     (g) (for failure to check calculations, etc) for any losses, costs, liabilities or expenses caused by the Note Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Trust Manager or the Security Trustee, except, in the case of paragraph (g), to the extent that it is caused by the fraud, negligence or breach of trust of the Note Trustee.

     Nothing in this clause 34.9 alone (but without limiting the operation of any other clause of this deed) shall imply a duty on the Note Trustee to supervise the Trust Manager or the Security Trustee in the performance of the Trust Manager's or the Security Trustee's functions and duties, and the exercise by the Trust Manager or the Security Trustee of its discretions.

34.10 Conflicts

     (a) (No conflict) Nothing in this deed shall prevent the Note Trustee, the Trustee, any Dealer, the Trust Manager, the Security Trustee or any Related Corporation or Associate of any of them or their directors or other officers (each a Relevant Person) from:

          (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

          (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for the Trust; or

          (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent,

          provided that notwithstanding anything else in this deed to the contrary, the Note Trustee agrees that it shall not offer or provide credit enhancement to the Trust.

     (b) (Not liable to account) A Relevant Person shall not be in any way liable to account to any Noteholder or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above.

     (c) (Fiduciary relationship) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions or arrangements with the Trustee or any other party to any of the Transaction Documents in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this deed could or might have lawfully entered into if not a party to this deed. A Relevant Person shall not be accountable to any Noteholder or any other person for any profits arising from any such contracts, transactions or offices.


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34.11 Information

     Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Note Trustee under this deed or any other Transaction Document, the Note Trustee shall not have any duty or responsibility to provide any person (including any Noteholder) with any credit or other information concerning the affairs, financial condition or business of the Trust.

34.12 Investigation by Note Trustee

     Each Noteholder acknowledges that:

     (a) the Note Trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's Default has occurred in relation to the Trust other than where it has actual notice;

     (b) in making any determination, the Note Trustee may seek and rely on advice given to it by its advisors in a manner contemplated by this deed.

35.  Noteholders' Lists and Reports
--------------------------------------------------------------------------------

35.1 Provision of information

     The Trust Manager, on behalf of the Trustee, will furnish or cause to be furnished to the Note Trustee:

     (a) every six months (with the first six month period commencing on the Note Issue Date) (each such date being a Notice Date), a list, in such form as the Note Trustee may reasonably require, of the names and addresses of the US$ Noteholders as of the Record Date immediately preceding that Notice Date; and

     (b) at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Manager with a copy provided to the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

     (c)  the Note Trustee is the Note Registrar; or

     (d)  the US$ Notes are Global Notes,

     no such list shall be required to be furnished.

35.2 Preservation of Information; Communications to US$ Noteholders

     (a) The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the US$ Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 35.1 and if it acts as Note Registrar, the names and addresses of US$ Noteholders received by the Note Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 35.1 upon receipt of a new list so furnished.

     (b) US$ Noteholders may communicate pursuant to section 312(b) of the TIA with other US$ Noteholders with respect to their rights under this deed or under the US$ Notes.

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     (c)  The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.

35.3 Reports by Note Trustee

     If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 2003, the Note Trustee shall mail to each US$ Noteholder, the Trustee and the Trust Manager as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to US$ Noteholders shall be filed by the Note Trustee with the Commission and each Stock Exchange, if any, on which any US$ Notes are listed. The Trust Manager on behalf of the Trustee shall notify the Note Trustee if and when any US$ Notes are listed on any Stock Exchange.

35.4 Notices to Non-A$ Noteholders; Waiver

     (a) Where this deed provides for notice to Non-A$ Noteholders of any event, such notice shall be sufficiently given (unless otherwise provided by law or otherwise herein expressly provided) if:

          (i) for so long as any Non-A$ Notes are listed on the Australian Stock Exchange, published in a leading newspaper having general circulation in Australia. Each such notice will be deemed to be given on the date of the first publication; or

          (ii) in relation to any notice specifying a Payment Date, an Interest Rate, any Interest payable, any Principal Payment (or the absence of a Principal Payment) or the Principal Amount of any Non-A$ Note after any Principal Payment, that notice is published on a page of the Reuters Screen or the electronic information system made available by Bloomberg L.P. or any other similar electronic reporting service as may be approved by the Note Trustee in writing and notified to the Non-A$ Noteholders.

               Such notice will be deemed to be given on the first date on which it appears on the relevant electronic reporting service.

     (b) If, for any reason, it is impractical to give notice in the manner provided in clause 35.4(a)(ii), then the manner of giving notice referred to in clause 35.4(a)(i) shall be deemed to be a sufficient giving of notice.

     (c) Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by US$ Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

35.5 Reports by Trustee

     The Trustee (or the Trust Manager on its behalf) shall:

     (a) file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from


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          time to time by rules and regulations prescribe) which the Trustee may be required to file with the Commission pursuant to section 13 or 15(d) of the Exchange Act;

     (b) file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

     (c) supply to the Note Trustee (and the Note Trustee shall transmit by mail to all US$ Noteholders described in section 313(c) of the TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses (a) and (b) of this clause
          35.5 as may be required by rules and regulations prescribed from time to time by the Commission.

36.  Trust Indenture Act - Miscellaneous
--------------------------------------------------------------------------------

36.1 Compliance Certificates and Opinions, etc

     (a) Upon any application or request by the Trustee or the Trust Manager to the Note Trustee to take any action under any provision of this deed, the Trustee (or the Trust Manager on its behalf) shall furnish to the Note Trustee:

          (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

          (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

          (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this deed, no additional certificate or opinion need be furnished.

     (b) (i) Prior to the deposit of any property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, the Trustee (or the Trust Manager on its behalf) shall, in addition to any obligation imposed in clause 36.1(a) or elsewhere in this deed, furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

          (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Trustee shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Security


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               Trust Deed in contravention of the provisions of the Security
               Trust Deed or this deed.

          (iii) Whenever the Trustee is required to furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and
               (ii), the Trustee (or the Trust Manager on its behalf) shall also furnish to the Note Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause (iii), equals 10% or more of the Total Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than US$25,000 or less than one percent of the then Total Principal Amount of the Notes.

               Notwithstanding any other provision of this clause, the Trustee may:

               (A) collect, liquidate, sell or otherwise dispose of Receivables or other Assets of the Trust as and to the extent permitted or required by the Transaction Documents; and

               (B) make or permit to be made cash payments out of the Collection Account or the US$ Account as and to the extent permitted or required by the Transaction Documents.

          (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this deed shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the
                    examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

36.2 Undertaking for Costs

     (a) Subject to paragraph (b), all parties to this deed agree, and each Non-A$ Noteholder by such Non-A$ Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an


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          undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

     (b)  The provisions of this clause shall not apply to:

          (i)  any suit instituted by the Note Trustee;

          (ii) any suit instituted by any Non-A$ Noteholder, or group of Non-A$ Noteholders in each case holding in the aggregate more than 10% of the Total Principal Amount of the Non-A$ Notes; or

          (iii) any suit instituted by any Non-A$ Noteholder for the enforcement of the payment of principal or interest on any Non-A$ Note on or after the respective due dates expressed in such Non-A$ Note and in this deed (or, in the case of final redemption of a Non-A$ Note, on or after the Maturity Date).

36.3 Exclusion of section 316

     (a)  Section 316(a)(1) of the TIA is expressly excluded by this deed.

     (b) For the purposes of section 316(a)(2) of the TIA in determining whether any Non-A$ Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only Non-A$ Notes which the Note Trustee knows are so owned shall be so disregarded.

36.4 Unconditional Rights of Non-A$ Noteholders to Receive Principal and
     Interest

     Notwithstanding any other provisions in this deed, any Non-A$ Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Non-A$ Note on or after the respective due dates thereof expressed in such Non-A$ Note or in this deed (or, in the case of final redemption of a Note, on or after the Maturity Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Non-A$ Noteholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

36.5 Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall prevail.

     The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.


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Trustee

Signed Sealed and Delivered for Perpetual
Trustees Victoria Limited by its attorney in the presence of:


-----------------------------------------   ------------------------------------
Witness Signature                           Attorney Signature


-----------------------------------------   ------------------------------------
Print Name                                  Print Name

Trust Manager

Signed Sealed and Delivered for Interstar
Securitisation Management Pty Limited
by its attorney in the presence of:


-----------------------------------------   ------------------------------------
Witness Signature                           Attorney Signature


-----------------------------------------   ------------------------------------
Print Name                                  Print Name


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Note Trustee, Principal Paying Agent, Calculation Agent and Note Registrar

Executed as a deed by [The Bank of New
York, New York branch] in the presence of:


-----------------------------------------   ------------------------------------
Witness Signature                           Signature


-----------------------------------------   ------------------------------------
Print Name                                  Print Name


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Schedule 1

Part A

Form of Global Note - US$ Notes
--------------------------------------------------------------------------------

UNLESS THIS CERTIFICATE OR ANY CERTIFICATE EVIDENCING OR ACKNOWLEDGING THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF OR THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL NOTE IS A GLOBAL BOND FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

 (a limited liability company incorporated under the Commonwealth of Australia)

   in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust
                                  (the "Trust")

                            CLASS [A2/B1] GLOBAL NOTE

                                  representing

                                     US$[*]

            Class [A2/B1] Secured Floating Rate Notes Due [[*] 2035]

This Note certifies that Cede & Co is the registered holder of this Note and that this Note is a Global Note without principal or interest coupons in respect of a duly authorised issue of Notes of Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust (the "Issuer"), designated as specified in the title above (the "Notes"), in an initial aggregate Principal Amount of US$[*] ([*] United States Dollars) and (a) issued pursuant to a Master Trust Deed (the "Master Trust Deed") dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "Trust Manager") and the Issuer dated [*] 2003, by a Series Notice (the "Series Notice") dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York branch], (the Note Trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Non-A$ Notes (the "Non-A$ Noteholders") and the Trust Manager and by the Conditions (as defined below);
(b) constituted by a Note Trust Deed dated [*] 2003 (the "Note Trust Deed") between (among others) the Issuer, the Trust Manager,


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the Note Trustee and [The Bank of New York, New York branch] (as "Principal
Paying Agent" and "Calculation Agent"); and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class [A2/B1] Notes (or that particular one of them) set out in Part A of schedule 5 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class [A2/B1] Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under clause 3.3(a) of the Note Trust Deed, this Global Note may be exchanged in whole by registration on the Note Register for Definitive Notes of Class [A2/B1] Notes and the Issuer shall procure that the Note Registrar delivers by registration in the Note Register, in full exchange for this Global Note, Definitive Notes in aggregate Principal Amount equal to the Principal Amount of all Class [A2/B1] Notes represented by this Global Note. The Issuer is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause 3.3(a) of the Note Trust Deed.

The Issuer in its capacity as trustee of the Trust subject to this Global Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to the registered holder of this Global Note the principal sum of US$[*] ([*] United States Dollars) or such lesser amount as may from time to time be represented by this Global Note (or such part of that amount as may become repayable under to the Conditions, the Series Notice and the Note Trust
Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrears on each Payment Date (as defined in Condition 4) on the Principal Amount of this Global Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Global Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the registered holder of this Global Note (as if references in the Conditions to the Notes and the Noteholders were references to this Global Note and the registered holder of this Global Note respectively and as if the same had been set out in this Global
Note in full with all necessary changes, except as otherwise provided in this Global Note).

Interest and principal on this Global Note will be payable under this Global
Note in accordance with the relevant Conditions. Each of the persons appearing from time to time in the records of DTC as the holder of a Class [A2/B1] Note represented by this Global Note will be entitled to receive any payment so made in respect of that Class [A2/B1] Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class [A2/B1] Notes which must be made by the holder of this Global Note, for so long as this Global Note is outstanding.

On any payment of principal and/or interest on the Class [A2/B1] Notes as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on the Note Register and, in the case of payments of principal, the Principal Amount of the Class [A2/B1] Notes shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be prima facie evidence that the payment in question has been made.

The Definitive Notes to be issued on an exchange of this Global Note will be in registered form each in the denomination of US$100,000. If the Issuer fails to meet its obligations to issue Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Series Notice and this Global Note.


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On an exchange of this Global Note, this Global Note shall be surrendered to the
Principal Paying Agent.

This Global Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Global Note to be signed by a person duly authorised on its behalf

PERPETUAL TRUSTEES VICTORIA LIMITED
in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust


By:
-----------------------------------
Authorised Signatory

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class [A2/B1] Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class [A2/B1] Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited, the Note Trustee nor the Security Trustee stands behind the capital value and/or performance of the Class [A2/B1] Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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CERTIFICATE OF AUTHENTICATION

This Global Note is authenticated by [The Bank of New York, New York branch], as Principal Paying Agent and until so authenticated shall not be valid for any purpose

[The Bank of New York, New York branch
as Principal Paying Agent


By:
-----------------------------------
Authorised Signatory

For The Bank of New York, New York branch
(without recourse, warranty or liability)
Issued in New York on [*] 2003]


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Schedule 1

Part B

Form of Temporary Class A3 Global Note
--------------------------------------------------------------------------------

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT.

THIS GLOBAL NOTE IS A GLOBAL BOND FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

 (a limited liability company incorporated under the Commonwealth of Australia)

   in its capacity as trustee of the Interstar Millennium Series 2000-3G Trust
                                  (the "Trust")

                         TEMPORARY CLASS A3 GLOBAL NOTE

                                  representing
                                    (euro)[*]

    Class A3 Mortgage Backed Pass Through Floating Rate Notes Due [[*] 2035]

This Note is a Temporary Class A3 Global Note without principal or interest coupons in respect of a duly authorised issue of Notes of Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust (the "Issuer"), designated as specified in the title above (the "Notes"), in an initial aggregate Principal Amount of (euro)[*] ([*]) and (a) issued pursuant to a Master Trust Deed (the "Master Trust Deed") dated 2 December 1999 between the Issuer and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "Trust Manager") and the Issuer dated [*] 2003, by a Series Notice (the "Series Notice") dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York Branch] (the Note Trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Non-A$ Notes (the "Non-A$ Noteholders") and the Trust Manager and by the Conditions (as defined below); (b) constituted by a Note Trust Deed dated [*] 2003 (the "Note Trust Deed") between (among others) the Issuer, the Trust Manager and the Note Trustee; and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A3 Notes (or that particular one of them) set out in Part B of schedule 5 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class A3


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under clause 3.3(b) of the Note Trust Deed, this Temporary Class A3 Global Note will be exchangeable in whole or in part upon the request of the bearer for a Permanent Class A3 Global Note substantially in the form set out in Part C of schedule 1 to the Note Trust Deed only on and subject to the terms and conditions set out below and in the Note Trust Deed. The Issuer is not obliged to issue Definitive Notes for the Class A3 Notes until the later of:

(i) the expiry of 40 days after the Closing Date (provided certification of non-US beneficial ownership by the relevant Noteholder is received by Euroclear or Clearstream, Luxembourg); and

(ii) 30 days after it becomes aware of the occurrence of an event set out in clause 3.3(b) of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this Temporary Class A3 Global Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to the bearer of this Temporary Class A3 Global Note the principal sum of (euro)[*] ([*]) or such lesser amount as may from time to time be represented by this Temporary Class A3 Global Note (or such part of that amount as may become repayable under the Conditions, the Series Notice and the Note Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrears on each Payment Date (as defined in Condition 4) on the Principal Amount (as defined in Condition 5(a)) of this Temporary Class A3 Global Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Temporary Class A3 Global Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the bearer of this Temporary Class A3 Global Note (as if references in the Conditions to the Notes and the Noteholders were references to this Temporary Class A3 Global Note and the bearer of this Temporary Class A3 Global Note respectively and as if the same had been set out in this Temporary Class A3 Global Note in full with all necessary changes, except as otherwise provided in this Temporary Class A3 Global Note).

Interest and principal on this Temporary Class A3 Global Note will be payable against presentation of this Temporary Class A3 Global Note by the relevant Common Depository to the Principal Paying Agent provided that: (i) (subject to the provisions of Condition 6(b)) no payment of interest on this Temporary Class A3 Global Note may be made by, or upon presentation of this Temporary Class A3 Global Note to, the Issuer or any Paying Agent in the United States of America; and (ii) certification of non-US beneficial ownership by the Class A3 Noteholders has been received by Euroclear or Clearstream, Luxembourg as described below. Each of the persons appearing from time to time in the records of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or of Clearstream Banking, societe anonyme, as the holder of a Class A3 Note will be entitled to receive any payment so made in respect of that Class A3 Note in accordance with the respective rules and procedures of Euroclear or, as the case may be, Clearstream, Luxembourg. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A3 Notes which must be made by the holder of this Temporary Class A3 Global Note, for so long as this Temporary Class A3 Global Note is outstanding.

Payments of interest (if any) on any portion of this Temporary Class A3 Global Note with respect to any beneficial interest(s) in this Temporary Class A3 Global Note and due to be made prior to the date or dates on which pertinent beneficial interests in this Temporary Class A3 Global Note (or any portion of it) are exchanged for a Permanent Class A3 Global Note (as provided below), which date or dates shall be no earlier


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                                                                         Page 62

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

than the Exchange Date (as defined below), may, at the direction of the bearer of this Temporary Class A3 Global Note, be made on each due date for that payment to Euroclear and/or Clearstream, Luxembourg for credit to the accounts of the persons appearing in the records of Euroclear and/or Clearstream, Luxembourg as having Class A3 Notes credited to them PROVIDED THAT any such payment shall only be made in respect of those Notes in relation to which there has been presented to [The Bank of New York, New York Branch] in its capacity as principal paying agent in respect of the Non-A$ Notes (the "Principal Paying Agent") at its office at [*] (or such other place outside the United States of America , and any of its territories, and possessions and other areas subject to its jurisdictions as the Note Trustee may agree), a certificate in the form set out in Exhibit A from Euroclear and/or Clearstream, Luxembourg, as the case may be, to the effect that it has received from or in respect of those persons a certificate or certificates in the form of Exhibit B. Otherwise, no interest will be paid on any of this Temporary Class A3 Global Note until this Temporary Class A3 Global Note (or portion of it) is exchanged for a Permanent Class A3 Global Note, at which time the certificates in the forms set out in Exhibits A and B, respectively, shall be presented as set out above.

On any payment of principal and/or interest on the Class A3 Notes as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on Item 1 hereto and, in the case of payments of principal, the Principal Amount of the Class A3 Notes shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be prima facie evidence that the payment in question has been made.

On or after the date (the "Exchange Date") which is 40 days after the Closing Date, this Temporary Class A3 Global Note may be exchanged in whole or in part for a Permanent Class A3 Global Note in the form of Part C of schedule 1 to the Note Trust Deed upon presentation of this Temporary Class A3 Global Note by its bearer to the Principal Paying Agent at its offices at [*] (or such other place outside the United States of America, and any of its territories and possessions and other areas subject to its jurisdictions as the Note Trustee may agree). The Permanent Class A3 Global Note shall be so delivered in exchange for only that portion of this Temporary Class A3 Global Note in respect of which there is presented to the Principal Paying Agent by Euroclear or Clearstream, Luxembourg a certificate, in the form set out, to the effect that it has received from or in respect of a person or persons entitled to a Class A3 Note or Class A3 Notes to which this Temporary Class A3 Global Note relates comprising or comprised in that portion (as shown by its records) a certificate or certificates from that person or those persons in or substantially in the form of Exhibit B. On an exchange of part only of this Temporary Class A3 Global Note for the Permanent Class A3 Global Note, details of that exchange shall be entered by or on behalf of the Issuer in Item 2 and the relevant space in Item 2 recording that exchange shall be signed by or on behalf of the Issuer, following which the Principal Amount of the Class A3 Notes to which this Temporary Class A3 Global Note relates shall be reduced for all purposes by the Principal Amount so exchanged and endorsed and Item 2 to the Permanent Class A3 Global Note shall be marked accordingly by or on behalf of the Issuer following which the Principal Amount of the Permanent Class A3 Global Note shall be increased by that amount. On an exchange of the whole of this Temporary Class A3 Global Note, this Temporary Class A3 Global Note shall be surrendered to the Principal Paying Agent. If, following the issue of a Permanent Class A3 Global Note in exchange for this Temporary Class A3 Global Note, further Notes are to be exchanged under this paragraph, that exchange may be effected, without the issue of a new Permanent Class A3 Global Note, by the Principal Paying Agent endorsing the schedule of the Permanent Class A3 Global Note previously issued to reflect an increase in the aggregate Principal Amount of that Permanent Class A3 Global Note by an amount equal to the aggregate Principal Amount of the Permanent Class A3 Global Note which would otherwise have been issued on that exchange.


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                                                                         Page 63

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Any certificate referred to in this Temporary Class A3 Global Note which is delivered by Euroclear or Clearstream, Luxembourg may be relied upon by the Issuer, the Note Trustee, the Trust Manager and the Principal Paying Agent as conclusive evidence that the corresponding certification or certifications have been delivered to Euroclear or Clearstream, Luxembourg, as the case may be, as contemplated by the terms of this Temporary Class A3 Global Note.

This Temporary Class A3 Global Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Signatory of the Principal Paying Agent (as defined in the Series Notice).

This Temporary Class A3 Global Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Temporary Class A3 Global Note to be signed by a person duly authorised on its behalf

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class A3 Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class A3 Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited, the Note Trustee nor the Security Trustee stands behind the capital value and/or performance of the Class A3 Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.

PERPETUAL TRUSTEES VICTORIA LIMITED
in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust


By:
-----------------------------------
Authorised Signatory


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                                                                         Page 64

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

CERTIFICATE OF AUTHENTICATION

This Temporary Class A3 Global Note is authenticated by [The Bank of New York, New York branch] and until so authenticated shall not be valid for any purpose.

[The Bank of New York, New York branch]
as Principal Paying Agent


By:

-----------------------------------
Authorised Signatory

For [The Bank of New York, New York branch]
(without recourse, warranty or liability)
Issued in London on [*] 2003


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                                                                         Page 65

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                                     ITEM 1

                  PAYMENTS OF PRINCIPAL AND/OR INTEREST ON THE

                                 CLASS A3 NOTES

The following payments of principal and/or interest in respect of the Class A3 Notes represented by this Temporary Class A3 Global Note have been made:

                                                        Amount of principal
                                                         reduced/increased
               Amount of       Amount of    Amount of     by way of charge
             principal due   interest due   principal    off/reimbursement     Notation by
              and payable     and payable     paid         (Condition 5)      or on behalf
 Date made       (euro)         (euro)       (euro)            (euro)         of the Issuer
----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------

----------   -------------   ------------   ---------   -------------------   -------------


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                                                                         Page 66

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                                     ITEM 2

 DECREASES IN VALUE IN RESPECT OF EXCHANGES FOR PERMANENT CLASS A3 GLOBAL NOTES

The following decreases in value consequent upon exchanges of the Temporary Class A3 Global Notes for Permanent Class A3 Global Notes have been made:

                                                 Principal Amount of
             Amount of decrease in Principal    this Temporary Class
            Amount of this Temporary Class A3      A3 Global Note      Notation made by
            Global Note due to exchanges of a      following such      or on behalf of
Date made    Permanent Class A3 Global Note           exchanges           the Issuer
---------   ---------------------------------   --------------------   ----------------



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                                                                         Page 67

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                                    EXHIBIT A

                         CERTIFICATE OF CLEARING SYSTEM

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

   in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust

                                    (euro)[*]

    Class A3 Mortgage Backed Pass Through Floating Rate Notes Due [[*] 2035]

This is to certify that based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the Principal Amount set forth below (our "Member Organisations") substantially to the effect set forth in the Note Trust Deed, as of the date this certificate, the Principal Amount of the above Notes: (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"); (ii) is owned by United States persons that: (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale; or (b) are acquiring the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations under that Code); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in this clause (iii) (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Notes are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act 1933, as amended then this is also to certify with respect to such Principal Amount of Notes set forth above that we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such Principal Amount, certifications with respect to such portion, substantially to the effect set forth in the Note Trust Deed.

We further certify: (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Class A3 Global Note except as set forth herein; and
(ii) that as of the date of this certificate we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted with this certificate for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in those proceedings.


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                                                                         Page 68

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Dated:

Yours faithfully

MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
Brussels Office, as
Operator of the Euroclear System

                                       or

* CLEARSTREAM BANKING, SOCIETE ANONYME


                                                  By:
                                                     ---------------------------


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                                                                         Page 69

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                                    EXHIBIT B

             CERTIFICATE INCORPORATED BY REFERENCE TO CERTIFICATE OF

                                 CLEARING SYSTEM

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

   in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust

                                    (euro)[*]

    Class A3 Mortgage Backed Pass Through Floating Rate Notes Due [[*] 2035]

This is to certify that as of the date of this certificate and except as set forth below, the above Notes held by you for our account: (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"); (ii) are owned by United States person(s), that:
(a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) "financial institutions") purchasing for their own account or for resale; or (b) are acquiring the Notes through foreign branches of United States Financial Institutions and who hold the Notes through such United States Financial Institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 1.165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended and the regulations that Code); or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in this clause (iii) (whether or not also described in clause (i) or (ii)) this is to certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Notes are of the Category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act") then this is also to certify that except as set forth below: (i) in the case of debt securities, the Notes are beneficially owned by: (a) non-U.S. person(s); or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Act; or (ii) in the case of equity securities' the Notes are owned by: (a) non-U.S. person(s); (and such person(s) are not acquiring the Notes for the account or benefit of U.S. person(s)); or (b) U.S. person(s) who purchased the Notes in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants under Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Notes are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating


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                                                                         Page 70

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (euro) ___________ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Notes (or, if relevant, exercise of any rights of collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and if applicable, certain securities laws of the United States. In connection therewith if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in those proceedings.

Date: _______________________ *

Name of Person Making Certification


by:
   ----------------------------

As, or as agent for, the

beneficial owner(s) of the

Notes to which the

certificate relates.

To be dated not earlier than 15 days prior to the Exchange Date.


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                                                                         Page 71

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Schedule 1

Part C

Form of Permanent Class A3 Global Note
--------------------------------------------------------------------------------

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

THIS OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT.

THIS GLOBAL NOTE IS A GLOBAL BOND FOR THE PURPOSES OF SECTION 128F(10) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA.

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

 (a limited liability company incorporated under the Commonwealth of Australia)

   in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust
                                  (the "Trust")

                         PERMANENT CLASS A3 GLOBAL NOTE

                                  representing

                                    (euro)[*]

    Class A3 Mortgage Backed Pass Through Floating Rate Notes Due [[*] 2035]

This Note is a Permanent Class A3 Global Note without principal or interest coupons in respect of a duly authorised issue of Notes of Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust (the "Issuer"), designated as specified in the title above (the "Notes"), in an initial aggregate Principal Amount of (euro)[*] ([*]) and (a) issued pursuant to a Master Trust Deed (the "Master Trust Deed") dated 2 December 1999 between the Issuer and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "Trust Manager") and the Issuer dated [*] 2003, by a Series Notice (the "Series Notice") dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York Branch] (the Note Trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Non-A$ Notes (the "Non-A$ Noteholders") and the Trust Manager and by the Conditions (as defined below); (b) constituted by a Note Trust Deed dated [*] 2003 (the "Note Trust Deed") between (among others) the Issuer, the Trust Manager and the Note Trustee; and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A3 Notes (or that particular one of them) set out in Part B of schedule 5 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class A3


--------------------------------------------------------------------------------
                                                                         Page 72

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

The Notes represented by this Permanent Class A3 Global Note were originally represented by a Temporary Class A3 Global Note. Unless that Temporary Class A3 Global Note was exchanged in whole on the issue of this Permanent Class A3 Global Note, that Temporary Class A3 Global Note may be further exchanged, on the terms and conditions set out in it, for this Permanent Class A3 Global Note. If that exchange occurs following the date of issue of this Permanent Class A3 Global Note, the Principal Paying Agent shall endorse Item 2 to reflect the increase in the aggregate Principal Amount of this Permanent Class A3 Global Note due to that exchange following which the Principal Amount of this Permanent Class A3 Global Note shall be increased for all purposes by the amount so exchanged and endorsed.

If the Issuer is obliged to issue Definitive Notes under clause 3.3(b) of the Note Trust Deed, this Permanent Class A3 Global Note may be exchanged in whole at the offices of the Principal Paying Agent at [*] (or such other place outside the United States of America and Australia and any of their respective territories and possessions and other areas subject to either of their respective jurisdictions as the Note Trustee may agree) for Definitive Notes and the Issuer shall procure that the Principal Paying Agent issues and delivers, in full exchange for this Permanent Class A3 Global Note, Definitive Notes in aggregate Principal Amount equal to the Principal Amount of all Class A3 Notes represented by this Permanent Class A3 Global Note. The Issuer is not obliged to issue Definitive Notes until 30 days after it becomes aware of the occurrence of an event set out in clause 3.3(b) of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this Permanent Class A3 Global Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to the bearer of this Permanent Class A3 Global Note the principal sum of (euro)[*] ([*]) or such lesser amount as may from time to time be represented by this Permanent Class A3 Global Note (or such part of that amount as may become repayable under to the Conditions, the Series Notice and the Note Trust Deed) on such date(s) that that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrears on each Payment Date (as defined in Condition 4) on the Principal Amount (as defined in Condition 5(a)) of this Permanent Class A3 Global Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Permanent Class A3 Global Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the bearer of this Permanent Class A3 Global Note (as if references in the Conditions to the Notes and the Noteholders were references to this Permanent Class A3 Global Note and the bearer of this Permanent Class A3 Global Note respectively and as if the same had been set out in this Permanent Class A3 Global Note in full with all necessary changes, except as otherwise provided in this Permanent Class A3 Global Note).

Interest and principal on this Permanent Class A3 Global Note will be payable against presentation of this Permanent Class A3 Global Note by the Common Depository for the Class A3 Notes to the Principal Paying Agent provided that:
(i) no payment of interest may be made by, or upon presentation of this Permanent Class A3 Global Note to the Issuer or any Paying Agent in the United States of America; and (ii) certification of non-US beneficial ownership by the Class A3 Noteholder has been received by Euroclear or Clearstream, Luxembourg. Each of the persons appearing from time to time in the records of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or of Clearstream Banking, societe anonyme, as the holder of a Class A3 Note will be entitled to receive any payment so made in respect of that Class A3 Note in accordance with the respective rules and procedures of Euroclear or, as the case may be, Clearstream, Luxembourg. Such persons will have no claim directly against the Issuer in respect of


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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payments due on the Class A3 Notes which must be made by the holder of this
Permanent Class A3 Global Note, for so long as this Permanent Class A3 Global
Note is outstanding.

On any payment of principal and/or interest on the Class A3 Notes as set out above, details of that payment shall be endorsed by or on behalf of the Issuer on Item 1 hereto and, in the case of payments of principal, the Principal Amount of the Class A3 Notes shall be reduced for all purposes by the amount so paid and endorsed. Any such record shall be prima facie evidence that the payment in question has been made.

If the Issuer is obliged to issue Definitive Notes under clause 3.3(b) of the Note Trust Deed this Permanent Class A3 Global Note will be exchangeable in whole upon the request of the bearer for Definitive Notes substantially in the form set out in Part B of schedule 2 to the Note Trust Deed only on and subject to the terms and conditions set out below and in the Note Trust Deed.

The Definitive Notes to be issued on that exchange will be in bearer form each in the denomination of (euro)[*] with coupons (and, if more than five years remain before the Payment Date falling in [*], talons for further coupons) attached. If the Issuer fails to meet its obligations to issue Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Series Notice and this Permanent Class A3 Global Note.

On an exchange of this Permanent Class A3 Global Note, this Permanent Class A3 Global Note shall be surrendered to the Principal Paying Agent.

This Permanent Class A3 Global Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Signatory of [The Bank of New York, New York branch] as Principal Paying Agent (as defined in the Series Notice).

This Permanent Class A3 Global Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Permanent Class A3 Global Note to be signed by a person duly authorised on its behalf

PERPETUAL TRUSTEES VICTORIA LIMITED
in its capacity as trustee of the Interstar Millennium Series 2000-3G Trust


By:
   ----------------------------
Authorised Signatory

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class A3 Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class A3 Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or breach of trust on the part of the Issuer.

(b) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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(c)  Neither Perpetual Trustees Victoria Limited, the Note Trustee nor the
     Security Trustee stands behind the capital value and/or performance of the Class A3 Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.


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                                                                         Page 75

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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CERTIFICATE OF AUTHENTICATION

This Permanent Class A3 Global Note is authenticated by [The Bank of New York, New York branch] and until so authenticated shall not be valid for any purpose

[The Bank of New York, New York branch]
as Principal Paying Agent


By:
-------------------------------
Authorised Signatory

For [The Bank of New York, New York branch]
(without recourse, warranty or liability)

Issued in London in [*] 2003


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                                                                         Page 76

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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                                     ITEM 1

                  PAYMENTS OF PRINCIPAL AND/OR INTEREST ON THE

                                 CLASS A3 NOTES

The following payments of principal and/or interest in respect of the Class A3 Notes represented by this Permanent Class A3 Global Note have been made:

                                                                        Amount of principal
                                                                         reduced/increased
               Amount of       Amount of    Amount of                     by way of charge
             principal due   interest due   principal     Amount of      off/reimbursement     Notation by
              and payable     and payable     paid      interest paid      (Condition 5)      or on behalf
 Date made       (euro)         (euro)       (euro)        (euro)              (euro)         of the Issuer
----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------

----------   -------------   ------------   ---------   -------------   -------------------   -------------


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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                                     ITEM 2

              INCREASES IN VALUE OF PERMANENT CLASS A3 GLOBAL NOTES

The following increases in value consequent upon exchanges of the Temporary Class A3 Global Notes for Permanent Class A3 Global Notes have been made:

                                                 Principal Amount of
             Amount of increase in Principal    this Permanent Class
            Amount of this Permanent Class A3      A3 Global Note      Notation made by
            Global Note due to exchanges of a      following such      or on behalf of
Date made     Temporary Class A3 Global Note          exchanges           the Issuer
---------   ---------------------------------   --------------------   ----------------



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                                                                         Page 78

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

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Schedule 2

Part A

Form of Definitive Note - US$ Notes

--------------------------------------------------------------------------------

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

(a limited liability company incorporated under the laws of the Commonwealth of
                                   Australia)

in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust (the
                                    "Trust")

                                   US$100,000

            Class [A2/B1] Secured Floating Rate Notes Due [[*] 2035]

The issue of the Class [A2/B1] Notes was authorised by resolutions of the Board of Directors of Perpetual Trustees Victoria Limited in its capacity as trustee of the Trust (the "Issuer") passed on [*] 2003.

This Class [A2/B1] Note forms one of a series of Notes which are (a) issued by a Master Trust Deed (the "Master Trust Deed") dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "Trust Manager") and the Issuer dated [*] 2003, by a Series Notice (the "Series Notice") dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York branch] (the Note Trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Non-A$ Notes (the "Non-A$ Noteholders") and the Trust Manager and the terms and conditions attached to this Note (the "Conditions"); (b) constituted by a Note Trust Deed dated [*] 2003 (the "Note Trust Deed") between (among others) the Issuer, the Trust Manager, the Note Trustee and [The Bank of New York, New York branch] (as "Principal Paying Agent" and "Calculation Agent"); and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed).

The Issuer, in its capacity as trustee of the Trust, subject to this Class [A2/B1] Note and subject to and in accordance with the Conditions and the Note Trust Deed for value received promises to pay to the registered holder on the Payment Date (as defined in Condition 4 of the terms and conditions (the "Conditions") endorsed on the form of this Class [A2/B1] Note) falling in [*] [2035] (or on such earlier date(s) as the Principal Amount of this Class [A2/B1] Note (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

             US$100,000 (One Hundred Thousand United States Dollars)

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Series Notice, the Master Trust Deed and the Note Trust Deed, together with interest on the Principal Amount payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Series Notice, the Master Trust Deed and the Note Trust Deed.


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

This Class [A2/B1] Note shall not become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of [The Bank of New York, New York branch] as Principal Paying Agent.

IN WITNESS this Note has been executed on behalf of the Issuer.

PERPETUAL TRUSTEES VICTORIA LIMITED


By:
    -------------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class [A2/B1] Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. Any claim against the Issuer in relation to the Class [A2/B1] Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) Each Class [A2/B1] Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited, the Note Trustee nor the Security Trustee stands behind the capital value and/or performance of the Class [A2/B1] Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.

                          CERTIFICATE OF AUTHENTICATION

This Note is one of the Notes
referred to in the Note Trust Deed

[The Bank of New York, New York branch]
as Principal Paying Agent


By:
    -------------------------------
Authorised Signatory

[For The Bank of New York, New York branch]
(without recourse, warranty or liability)

Issued in [*] on [*]


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                                                                         Page 80

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Schedule 2

Part B

Form of Definitive Note - Class A3 Notes
--------------------------------------------------------------------------------

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

THIS OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT.

                       PERPETUAL TRUSTEES VICTORIA LIMITED

                              (ABN 47 004 027 258)

 (a limited liability company incorporated under the laws of the Commonwealth of
                                   Australia)

   in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust
                                  (the "Trust")

                                    (euro)[*]

               Class A3 Secured Floating Rate Notes Due [[*] 2035]

The issue of the Class A3 Notes was authorised by resolutions of the Board of Directors of Perpetual Trustees Victoria Limited in its capacity as trustee of the Trust (the "Issuer") passed on [*] 2003.

This Class A3 Note forms one of a series of Notes which are (a) issued by a Master Trust Deed (the "Master Trust Deed") dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securities (Australia) Pty Limited, Interstar Securitisation Management Pty Limited (the "Trust Manager") and the Issuer dated [*] 2003, by a Series Notice (the "Series Notice") dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York branch] (the Note Trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Non-A$ Notes (the "Non-A$ Noteholders") and the Trust Manager and the terms and conditions attached to this Note (the "Conditions"); (b) constituted by a Note Trust Deed dated [*] 2003 (the "Note Trust Deed") between (among others) the Issuer, the Trust Manager, the Note Trustee and [The Bank of New York, New York branch] (as "Principal Paying Agent" and "Calculation Agent"); and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed).

The Issuer, in its capacity as trustee of the Trust, subject to this Class A3 Note and subject to and in accordance with the Conditions and the Note Trust Deed for value received promises to pay to the bearer of this Class A3 Note on the Payment Date (as defined in Condition 4 of the terms and conditions (the "Conditions") endorsed on the form of this Class A3 Note) falling in [*] [2035] (or on such earlier date(s) as the Principal Amount of this Class A3 Note (or part of it) may become repayable in accordance with the Conditions) the principal sum of:

                                 (euro)[*] ([*])


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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

or such part of that amount as may be repayable on such date(s) in accordance with the Conditions, the Series Notice, the Master Trust Deed and the Note Trust Deed, together with interest on the Principal Amount payable in arrears on each Payment Date and such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Series Notice, the Master Trust Deed and the Note Trust Deed.

Neither this Class A3 Note nor any of the coupons or talons attached to it shall become valid for any purpose unless and until the attached Certificate of Authentication has been signed by any authorised signatory of [The Bank of New York, New York branch] as Principal Paying Agent.

IN WITNESS this Note has been executed on behalf of the Issuer.

PERPETUAL TRUSTEES VICTORIA LIMITED


By:
    -------------------------------
Authorised Signatory

Dated as of [*],
Issued in [*]

IMPORTANT NOTES:

(a) The Issuer's liability to make payments in respect of the Class A3 Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. Any claim against the Issuer in relation to the Class A3 Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Issuer.

(b) Each Class A3 Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

(c) Neither Perpetual Trustees Victoria Limited, the Note Trustee nor the Security Trustee stands behind the capital value and/or performance of the Class A3 Notes or the assets of the Trust except to the limited extent provided for in the Transaction Documents relating to the Notes.

                          CERTIFICATE OF AUTHENTICATION

This Note is one of the Notes
referred to in the Note Trust Deed

[The Bank of New York, New York branch]
as Principal Paying Agent


By:
    -------------------------------
Authorised Signatory

[For The Bank of New York, New York branch]
(without recourse, warranty or liability)

Issued in [*] on [*]


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                                                                         Page 82

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                          - FORM OF PRINCIPAL COUPON -

On the front:

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(i) AND 1287(a) OF THE INTERNAL REVENUE CODE

PERPETUAL TRUSTEES VICTORIA LIMITED   Coupon No.
(ABN 47 004 027 258)
(euro)[*] CLASS A3 MORTGAGE
BACKED PASS THROUGH FLOATING RATE NOTES
DUE [[*] 2035]

This Coupon is payable to bearer   FRN - Principal payment
subject to the Conditions under
which it may become void before
its due date and may, in certain
circumstances only, be payable on
surrender of the Note to which
this Coupon appertains.

[No.] [0000000]   [ISIN NUMBER]   [Series]   [Serial No]


--------------------------------------------------------------------------------
                                                                         Page 83

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                           - FORM OF INTEREST COUPON -

On the front:

ANY UNITED STATES PERSON (AS DEFINED IN THE INTERNAL REVENUE CODE) WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(i) AND 1287(a) OF THE INTERNAL REVENUE CODE

PERPETUAL TRUSTEES VICTORIA LIMITED   Coupon No.
(ABN 47 004 027 258)
(euro)[*] CLASS A3 MORTGAGE
BACKED PASS THROUGH FLOATING RATE NOTES
DUE [[*] 2035]

This Coupon is payable to bearer   FRN - Interest payment
subject to the Conditions under
which it may become void before
its due date and may, in certain
circumstances only, be payable on
surrender of the Note to which this
Coupon appertains.

[No.] [0000000]   [ISIN NUMBER]   [Series]   [Serial No]


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                                                                         Page 84

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                 - FORM OF TALON FOR FURTHER PRINCIPAL COUPONS -

On the front:

                       PERPETUAL TRUSTEES VICTORIA LIMITED
                              (ABN 47 004 027 258)
                 (euro)[*] CLASS A2 MORTGAGE BACKED PASS THROUGH
                       FLOATING RATE NOTES DUE [[*] 2035]

After the Payment Date (as defined in the Conditions endorsed on the Note to which this Talon relates) falling in [*], [*] further Principal Coupons and a further Talon for Principal Coupons relating to that Note will, subject to the Conditions, be issued at the specified office of any of the Paying Agents set out on the reverse of this Talon (and/or such other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Conditions before the Payment Date.

No:


--------------------------------------------------------------------------------
                                                                         Page 85

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                 - FORM OF TALON FOR FURTHER INTEREST COUPONS -

On the front:

                       PERPETUAL TRUSTEES VICTORIA LIMITED
                              (ABN 47 004 027 258)
                 (euro)[*] CLASS A2 MORTGAGE BACKED PASS THROUGH
                       FLOATING RATE NOTES DUE [[*] 2035]

After the Payment Date (as defined in the Conditions endorsed on the Note to which this Talon relates) falling in [*], [*] further Interest Coupons and a further Talon for Interest Coupons relating to that Note will, subject to the Conditions, be issued at the specified office of any of the Paying Agents set out on the reverse of this Talon (and/or such other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Conditions before the Payment Date.

No:


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                                                                         Page 86

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

                   On the back of the Coupons and the Talons:

                             PRINCIPAL PAYING AGENT

                     [THE BANK OF NEW YORK, NEW YORK BRANCH]
                               101 Barclay Street
                              21W New York NY 10286

and/or such other Principal Paying Agent and/or other or further Paying Agents outside the United States (subject to Condition 6(b)) and Australia and/or specified offices outside the United States (subject to Condition 6(b)) and Australia as may from time to time be duly appointed by the Issuer with the approval of the Note Trustee and notice of which has been given to the Noteholders.


--------------------------------------------------------------------------------
                                                                         Page 87

Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

Schedule 3

Provisions for Meetings of Non-A$ Noteholders
--------------------------------------------------------------------------------

1. As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

     voting certificate shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

     (a) that on the date thereof Notes of the relevant class (not being Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate and any such adjourned meeting) were either deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control or blocked by a depository holding the same in a manner approved by the Note Trustee and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

          (i) the conclusion of the meeting specified in such certificate or, if applicable, any such adjourned meeting; and

          (ii) the surrender of the certificate to the Paying Agent who issued the same; and

     (b) that the bearer thereof is entitled to attend and vote at such meeting and any such adjourned meeting in respect of the Notes represented by such certificate;

     block voting instruction shall mean an English language document issued by a Paying Agent and dated in which:

     (a) it is certified that Notes of the relevant class (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any such adjourned meeting) of a specified aggregate Principal Amount have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) are held to its order or under its control or blocked by a depository holding the same in a manner approved by the Note Trustee and that no such Notes will cease to be so deposited, held or blocked until the first to occur of:

          (i) the conclusion of the meeting specified in such document or, if applicable, any such adjourned meeting; and

          (ii) the surrender to the Paying Agent, not less than 48 hours before the time for which such meeting or any such adjourned meeting is convened, of the receipt issued by such Paying Agent in respect of each such deposited Note which is to be released or (as the case may require) the Note or Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control or blocked and the giving of notice by the Paying Agent to the Trustee in accordance with paragraph 17 below of the necessary amendment to the block voting instruction;

     (b) it is certified that each holder of such Notes has instructed such Paying Agent or that the relevant Clearing Agency has advised such Paying Agent that the holder of such Notes has


--------------------------------------------------------------------------------
                                                                         Page 88

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Note Trust Deed                                    [ALLENS ARTHUR ROBINSON LOGO]

--------------------------------------------------------------------------------

          given instructions, that the vote(s) attributable to the Note(s) so deposited, held or blocked should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any such adjourned meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any such adjourned meeting is convened and ending at the conclusion or adjournment thereof neither revocable or capable of amendment;

     (c) the total number and the serial numbers of the Notes so deposited, held or blocked are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

     (d) one or more persons named in such document (each hereinafter called proxy) is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Notes so listed in accordance with he instructions referred to in (C) above as set out in such document.

     Extraordinary Resolution when used in this deed means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with the provisions of this deed by a majority consisting of not less than three-fourths of the persons voting upon a show of hands or if a poll be duly demanded then by a majority consisting of not less than three-fourths of the votes given on such poll.

     48 hours shall mean a period of 48 hours including all or part of two days upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business as aforesaid; and

     24 hours shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid.

     Notes and Noteholders shall mea Non-A$ Notes and Non-A$ Noteholders respectively.

     The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting certificate or block voting instruction relates and the Paying Agent with which such Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent or the person holding the same shall be deemed for such purposes not to be the holder of those notes.

2.   Convening of Meetings

     The Trustee, the Trust Manager or the Note Trustee may at any time and the Trustee shall upon a requisition in writing signed by the holders of not less than one-tenth of the aggregate Principal


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     Amount of the Notes for the time being then outstanding convene a meeting of the Noteholders and if the Trustee makes default for a period of seven days in convening such a meeting the same may be convened by the Note Trustee or the requisitioners. Every such meeting shall be held at such place as the Note Trustee may appoint or approve.

3.   Notice of Meetings

     At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is held) specifying the place, day and hour of meeting shall be given by the Note Trustee (if the meeting is convened by the Note Trustee), by the Trustee (if the meeting is convened by the Trustee) or by the Trust Manager (if the meeting is convened by the Trust Manager) to the relevant Noteholders prior to any meeting of the relevant Noteholders in the manner provided by the relevant Condition 12. Such notice shall state generally the nature of the business to be transacted at the meeting thereby convened by and (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include a statement to the effect that Notes may be deposited with Paying Agents or (to their satisfaction) held to their order or under their control or blocked by a depository holding the same in a manner approved by the Note Trustee for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter. A copy of the notice shall be sent by post to the Note Trustee (unless the meeting is convened by the Note Trustee) and to the Trustee (unless the meeting is convened by the Trustee or the Trust Manager).

4.   Chairman

     Some person (who may but need not be a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting the relevant Noteholders present shall choose one of their number to he Chairman. The Chairman of an adjourned meeting need not be the same person as the Chairman of the original meeting.

5.   Quorum

     At any meeting two or more persons present holding Notes or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than one-twentieth of the aggregate Principal Amount of the Notes, then outstanding, shall (except for the purposes of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present holding Notes, or voting certificates or being proxies in respect thereof and holding or representing in the aggregate a clear majority of the aggregate Principal Amount of the Notes, then outstanding PROVIDED THAT subject to paragraph 13(b) below, at any meeting the business of which includes any of the following matters (each of which shall only be capable of being effected after having been approved by Extraordinary Resolution) namely:

     (a)  modification of the date fixed for final maturity of the Notes;

     (b) reduction or cancellation of the principal payable on the Notes or any alteration of the date or priority of redemption of the Notes;


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     (c)  alteration of the amount of interest payable on any class of the Notes or modification of the method of calculating the amount of interest payable on the Notes or modification of the date of payment of an, interest payable on the Notes;

     (d) alteration of the currency in which payments under the Notes are to be made;

     (e) alteration of the majority required to pass an Extraordinary Resolution or the manner in which such majority is constituted;

     (f) the sanctioning of any such scheme or proposal as is described in paragraph 18 below; or

     (g)  alteration of this proviso or the proviso to paragraph 6 below,

     the quorum shall, subject as provided further below, be two or more persons present holding Notes, as the case may be, or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than three-quarters or at any adjourned meeting, 25% of the aggregate Principal Amount of the Notes then outstanding.

6.   Adjournment

     If within fifteen minutes after the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of the Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period being not less than 14 days nor more than 42 days, and at such place as may be appointed by the Chairman of the meeting and approved by the Note Trustee) and at such adjourned meeting two or more persons present holding Notes, or voting certificates or being proxies in respect thereof (whatever the aggregate of the Principal Amount of the Notes then outstanding held) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT, subject to paragraph 13(b) below, at any adjourned meeting the business of which includes any of the matters specified in the proviso to paragraph 5 above, the quorum shall, subject as provided further below, be two or more persons present holding Notes be or voting certificates or being proxies in respect thereof and holding or representing in the aggregate not less than one-quarter of the aggregate of the Principal Amount of the Notes, then outstanding.

     The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at an, adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

     Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall (except in cases where the proviso to paragraph 6 applies when it shall state the relevant quorum) state that the persons present holding Notes, or voting certificates or being proxies in respect thereof at the adjourned meeting (whatever the aggregate of the Principal Amount of the Notes then outstanding held) will form a quorum. Subject as aforesaid it shall not be necessary to give any notice of any adjourned meeting.


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7.   Voting procedure

     Every resolution submitted to a meeting shall (subject to paragraph 20) be decided by a simple majority, in the first instance by a show of hands, then (subject to paragraph 9) by a poll and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder (in the case of Notes in definitive form) or as a holder of a voting certificate or as a proxy. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

8.   Declaration

     At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman or the Trustee or by two or more persons present holding Notes or voting certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the aggregate of the Principal Amount of the Notes, then outstanding a declaration by the Chairman that a resolution has been carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour or against such resolution. Subject to paragraph 12 below, if at any such meeting a poll is so demanded, it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

9.   Right to attend and speak

     The Note Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of this deed and any director or officer of the Trustee and the lawyers of the Trustee and any other person authorised in that behalf by the Note Trustee may attend and speak at any meeting. Save as aforesaid but without prejudice to the proviso to the definition of outstanding in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Conditions 9 and 10 unless he either produces the Note(s) of which he is the holder or a voting certificate or is a proxy. Neither the Issuer nor any of its subsidiaries or holding companies or other subsidiaries of such holding companies shall be entitled to vote at any meeting in respect of Notes held beneficially by it or for its account. Nothing herein contained shall prevent any of the proxies named in any block voting instruction from being a director, officer or representative or otherwise connected with the Trustee.

10.  Voting entitlement

     Subject as provided in paragraph 1 hereof at any meeting:

     (a) on a show of hands every person who is present in person and produces a Definitive Note, or a voting certificate or is a proxy in respect thereof shall have one vote; and

     (b)  on a poll every person who is so present shall have one vote:

          (i) in the case of the Class A2 Notes or the Class B1 Notes, in respect of each US$; and


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          (ii) in the case of the Class A3 Notes, in respect of the (euro)
               Equivalent (as defined in the Security Trust Deed) in respect of each US$,

          of Principal Amount of the Notes then outstanding of the Notes so produced or represented by the voting certificate so produced or in respect of which he is a proxy.

     Without prejudice to the obligations of the proxies named in any block voting instructions any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way. The proxies named in any block voting instruction need not be Noteholders.

11.  Requirements for Proxies

     Each block voting instruction together (if so required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the relevant Paying Agent shall be deposited at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction propose to vote and in default of such deposit the block voting instruction shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction shall, unless the Note Trustee otherwise agrees, be deposited with the Note Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting.

12.  Proxy remains valid

     Any vote cast in accordance with the terms of a block voting instruction shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or of any of the Noteholder's instructions pursuant to which it was executed PROVIDED THAT no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent by the Trustee at its registered office (or such other place as may have been approved by the Note Trustee for the purpose) by the time being 24 hours before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction is to be used.

13.  Extraordinary resolutions

     (a) Subject to paragraph (b), a meeting of the Noteholders shall in addition to the powers given under this deed have the following powers exercisable by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) only:

          (i) power to sanction any compromise or arrangement proposed to be made between the Trustee and the Noteholders;

          (ii) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Noteholders against the Trustee or against any of its property or against any other person whether such rights shall arise under this deed, any of the Notes or otherwise;

          (iii) power to assent to any modification of the provisions contained in this deed, the Notes (including the Conditions) or the provisions of any of the Relevant Documents which shall be proposed by the Trustee or the Note Trustee;


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          (iv) power to give any authority or sanction which under the provisions of this deed or the Notes (including the Conditions) is required to be given by Extraordinary Resolution;

          (v) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

          (vi) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being under this deed;

          (vii) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this deed or under the Notes;

          (viii) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

          (xi) power to sanction any scheme or proposal for the exchange or sale of the Notes for, or the conversion of the Notes as the case may be, into, or the cancellation of the Notes in consideration of shares, stock, notes, bonds' debentures, debenture stock and/or other obligations and/or securities of the Trustee or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

     (b) Despite paragraph (a) no modification involving any of the matters referred to in paragraphs 5(a) to 5(e) (both inclusive) above in relation to the Noteholders shall be effective unless the Note Trustee is of the opinion that such modification is being proposed by the Trustee as a result of, or in order to avoid, an Event of Default.

14.  Resolution binding on Noteholders

     Subject to paragraph 13(b) above, any resolution passed at a meeting of the Noteholders generally, or a Class of Noteholders, duly convened and held in accordance with this deed shall be binding upon all the Noteholders whether present or not present at such meeting and whether or not voting; and, in such case, each of such Noteholders shall be bound to give effect to such resolution accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published in accordance with the relevant Condition 12 by the Trustee within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.

15.  Minutes and Records

     Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings had shall be conclusive evidence of the matters contained in them and until


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     the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed at proceedings to have been duly passed or had.

16.  Further Procedures for Meetings

     Subject to all other provisions contained in this deed the Note Trustee may without the consent of the Trustee the Noteholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting at meetings of Noteholders as the Note Trustee may in its sole discretion think fit.

17.  Written resolutions

     References in this deed to a resolution duly passed at a meeting of the Noteholders shall include, where the context permits, a resolution in writing signed by or on behalf of all Noteholders or a Class of Noteholders who for the time being are entitled to receive notice of a meeting in accordance with the provisions herein contained. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders.

18.  Global noteholder

     So long as the Notes are represented by any Global Note, the holder of a Global Note shall for the purposes of paragraph 5 be deemed to constitute a quorum and for the purposes of this schedule be deemed to be holding such Principal Amount of the Notes (up to the Principal Amount of Notes then outstanding) as the holder of the Global Note may specify and able to vote such amount for or against or to abstain from voting in such Principal Amount as the holder may specify.


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Schedule 4

Information to be contained in Noteholders Report
--------------------------------------------------------------------------------

The following information is to be included in the Noteholder's Report for each Collection Period:

(a) the aggregate Principal Amount of each Class of Notes as at the first day after the Payment Date occurring during the Collection Period;

(b) the aggregate amount of Interest payable on each Class of Notes on the corresponding Payment Date (if any);

(c) the aggregate of all Principal Payments to be made in respect of each Class of Notes on the corresponding Payment Date (if any);

(d)  the Income for the Collection Period;

(e)  the Mortgage Principal Repayments for the Collection Period;

(f)  the Expenses for the Collection Period;

(g)  the aggregate of all Redraws made during the Collection Period;

(h) the Interest Rate for the Class A2 Notes for the Interest Period ending on the day before the next Payment Date;

(i) the Interest Rate for the Class B1 Notes for the Interest Period ending on the day before the next Payment Date;

(j) the schedule and unscheduled payments of principal on the Purchased Loans during the Collection Period;

(k) the aggregate of the outstanding balances of the Purchased Loans as at the last day of the Collection Period;

(l)  the Aggregate Principal Loss Amount (if any) for the Collection Period;

(m) the Charge-offs and Carryover Charge-offs in relation to each Non-A$ Note on the corresponding Payment Date (if any);

(n)  the Recovery Amount for the corresponding Payment Date (if any); and

(o) delinquency and loss statistics with respect to the Purchased Loans during the Collection Period.


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Schedule 5

Part A

Terms and Conditions of US$ Notes
--------------------------------------------------------------------------------

The following, subject to amendments, are the terms and conditions of the US$ Notes, substantially as they will appear on the reverse of the US$ Notes in definitive form. US$ Notes in definitive form will only be issued in certain circumstances. While the US$ Notes remain in global form, the same terms and conditions govern them, except to the extent that they are appropriate only to the US$ Notes in definitive form. For a summary of the provisions relating to the US$ Notes in global form, see the summary at the end of this section.

Paragraphs in italics are included by way of explanation only, and do not constitute part of the terms and conditions of the US$ Notes.

The issue of US$[*] Mortgage Backed Floating Rate Notes due [[*] 2035] (the Class A2 Notes), (euro)[*] Mortgage Backed Floating Rate Notes due [[*] 2035] (the Class A3 Notes), A$[*] Mortgage Backed Floating Rate Notes due [[*] 2035] (the Class A4 Notes), US$[*] Mortgage Backed Floating Rate Notes due [[*] 2035] (the Class B1 Notes) and A$[*] Mortgage Backed Floating Rate Notes due [[*] 2035] (the Class B2 Notes) (the Class A1 Notes (as defined in the Series Notice), the Class A2 Notes, the Class A3 Notes and the Class A4 Notes, together the Class A Notes, the Class B1 Notes and the Class B2 Notes, together the Class B Notes, the Class A2 Notes and the Class B1 Notes, together the US$ Notes and the Class A Notes and the Class B Notes, together the Notes) by Perpetual Trustees Victoria Limited in its capacity as trustee of the Interstar Millennium Series 2003-3G Trust (the Trust) (in such capacity the Issuer) was authorised by a resolution of the Board of Directors of the Issuer passed on [*] 2003. These Notes are: (a) issued subject to a Master Trust Deed (the Master Trust Deed) dated 2 December 1999 between Perpetual Trustees Victoria Limited and Interstar Securities (Australia) Pty Limited and applying to the Trust by reason of the Notice of Creation of Trust between Interstar Securitisation Management Pty Limited (the Trust Manager), Interstar Securities (Australia) Pty Limited and the Issuer dated [*] 2003, by a Series Notice (the Series Notice) dated [*] 2003 between (among others) the Issuer, [The Bank of New York, New York branch] (the Note Trustee for the time being, referred to as the Note Trustee) as trustee for the holders for the time being of the Non-A$ Notes (the Non-A$ Noteholders) and the Trust Manager and by these terms and conditions (the Conditions); (b) constituted by a Note Trust Deed dated [*] 2003 (the Note Trust Deed) between (among others) the Issuer, the Trust Manager, the Note Trustee, [The Bank of New York, New York branch] as principal paying agent (the Principal Paying Agent, which expression includes its successors as principal paying agent under the Agency Agreement (as defined below)) and [The Bank of New York, New York branch] as calculation agent (the Calculation Agent, which expression includes its successors as calculation agent under the Agency Agreement (as defined below)); and (c) secured by a Security Trust Deed (the Security Trust Deed) dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (in that capacity, the Security Trustee, which expression shall include its successor for the time being as security trustee under the Security Trust Deed).

The statements set out below include summaries of, and are subject to the detailed provisions of, the Master Trust Deed, the Series Notice, the Security Trust Deed and the Note Trust Deed. Certain words and


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expressions used in these Conditions have the meanings defined in those documents. In accordance with an agency agreement (the Agency Agreement) dated [*] 2003 between the Issuer, the Trust Manager, the Note Trustee, the Principal Paying Agent, the Calculation Agent and [The Bank of New York, New York branch] as note registrar (the Note Registrar, which expression includes its successors as note registrar under the Agency Agreement), and under which further paying agents may be appointed (together with the Principal Paying Agent the Paying Agents, which expression includes the successors of each paying agent as such under the Agency Agreement and any additional paying agents appointed), payments in respect of the US$ Notes will be made by the Paying Agents and the Calculation Agent will make the determinations specified in the Agency Agreement. The US$ Noteholders will be entitled (directly or indirectly) to the benefit of, will be bound by, and will be deemed to have notice of, all the provisions of the Conditions, the Master Trust Deed, the Series Notice, the Security Trust Deed, the Note Trust Deed, the Agency Agreement and the Investment Management Agreement (the Servicing Agreement) dated 3 December 1999 and made between the Issuer and Interstar Securities (Australia) Pty Limited as servicer (in that capacity and together with any substitute or successor, the Servicer) (together with the agreements with respect to the Interest Rate Swap and each Currency Swap (as each such term is defined below), those documents being the Relevant Documents and, together with certain other transaction documents defined as such in the Series Notice, the Transaction Documents). Copies of certain Transaction Documents are available for inspection at the New York office of the Note Trustee, being at the date of issue of the US$ Notes [101 Barclay Street, 21W, New York, New York 10286].

In connection with the issue of the US$ Notes, the Issuer will enter into an ISDA (defined below) master interest rate exchange agreement with a counterparty rated at least A-1+ (short term) by S&P and A2 (long term) or P-1 (short term) by Moody's (the Interest Rate Swap Provider) together with each confirmation relating thereto (the Interest Rate Swap). The Issuer will also enter into an ISDA master currency exchange agreement with Barclays Bank PLC (the Currency Swap Provider and, together with the Interest Rate Swap Provider, the Swap Providers) together with each confirmation relating thereto (each a Currency Swap and, together with the Interest Rate Swap, the Hedge Agreements).

Each Global Note for the US$ Notes will bear the following legend: "This global note is a global bond for the purposes of section 128F(10) of the Income Tax Assessment Act 1936 of the Commonwealth of Australia".

1.   CONDITION 1. Form, Denomination and Title
--------------------------------------------------------------------------------

     The US$ Notes are serially numbered and will be issued in registered form in denominations of US$100,000 without interest coupons.

     The US$ Notes will be represented by two or more typewritten fully registered book-entry notes (each, a Global Note and collectively, the Global Notes) registered in the name of Cede & Co. (Cede) as nominee of The Depository Trust Company (DTC). Beneficial interests in the Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Euroclear Bank S.A./N.V., as operator of the Euroclear System (Euroclear) and Clearstream Banking, societe anonyme (Clearstream, Luxembourg), may hold interests in the Global Notes on behalf of persons who have accounts with Euroclear and Clearstream, Luxembourg through accounts maintained in the names of Euroclear or Clearstream, Luxembourg, or in the names of their respective depositories, with DTC.


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     If the Issuer is obliged to issue Definitive Notes under clause 3.3(a) of the Note Trust Deed, interests in the applicable Global Note will be transferred to the beneficial owners thereof in the form of Definitive Notes, without interest coupons, in the denominations set forth above. A Definitive Note will be issued to each Noteholder in respect of its registered holding or holdings of US$ Notes against delivery by such Noteholders of a written order containing instructions and such other information as the Issuer and the Note Registrar may require to complete, execute and deliver such Definitive Notes. In such circumstances, the Issuer will cause sufficient Definitive Notes to be executed and delivered to the Note Registrar for completion, authentication and dispatch to the relevant Noteholders.

2. CONDITION 2. Status, Security and Relationship between the Class A Notes and the Class B Notes
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     The Class A Notes are secured by a floating charge over all of the assets of the Trust (which include, among other things, the Loans (as defined below) and the Mortgages (as defined below) and related securities) (as more particularly described in the Security Trust Deed) and within each class will rank pari passu and rateably without any preference or priority among themselves.

     The priority with regard to payment of interest and principal in respect of the Class A1 Notes, the Class A2 Notes, the Class A3 Notes and the Class A4 Notes respectively are set out in Conditions 4 and 5. The Notes are secured by the same charge, but the Class A Notes will rank pari passu and rateably in the event of the charge created by the Security Trust Deed being enforced. Payments of principal will be applied (subject to certain other obligations ranking in priority) in repaying principal: first, on the Class A1 Notes pari passu without preference or priority amongst themselves; and second, toward repaying principal on the Class A2 Notes, the Class A3 Notes, and the Class A4 Notes, pari passu without preference or priority amongst themselves. Payments of Interest on the Class A Notes will rank pari passu amongst the Class A Notes.

     The Class B Notes are issued subject to the Master Trust Deed and the Series Notice and are secured by the same charge as secures the Class A Notes but the Class A Notes will rank in priority to the Class B Notes in the event of the charge created by the Security Trust Deed being enforced. Payments of Interest on the Class B Notes are subordinated to such payments in respect of the Class A Notes and to certain other payments. Payments in respect of principal on the Class B Notes rank pari passu with such payments on the Class A2 Notes, the Class A3 Notes and the Class A4 Notes where the Threshold Requirements are satisfied and are subordinated to such payments on the Class A2 Notes, the Class A3 Notes and the Class A4 Notes where the Threshold Requirements are not satisfied. Payments in respect of principal on the Class B Notes are subordinated to such payments on the Class A1 Notes.

     The proceeds of the issue of the Notes are to be used by the Issuer to purchase certain housing loans (the Loans) and related mortgages (the Mortgages) from Interstar Securities (Australia) Pty Limited (the Approved Seller).

     The net proceeds of realisation of the assets of the Trust (including following enforcement of the Security Trust Deed) may be insufficient to pay all amounts due to the Noteholders. Save in certain limited circumstances, the other assets of the Issuer will not be available for payment of any shortfall arising and all claims in respect of such shortfall shall be extinguished. None of the Servicer, the Trust Manager, the Note Trustee, the Security Trustee, the Swap Providers, the Paying


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     Agents, the Calculation Agent, the Note Registrar or the Note Managers (as
     defined in the Series Notice) has any obligation to any Noteholder for payment of any amount by the Issuer in respect of the Notes.

     The Note Trust Deed contains provisions requiring the Note Trustee to have regard to the interests of the Non-A$ Noteholders as regards all the powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise).

     The Security Trust Deed contains provisions requiring the Security Trustee, subject to the other provisions of the Security Trust Deed, (a) to give priority to the interests of the Class A Noteholders if there is a conflict between the interests of such Noteholders and the Class B Noteholders, and
     (b) to give priority to the interests of the Class B Noteholders and the Class A Noteholders if there is a conflict between the interests of such Noteholders and any other Voting Mortgagee. If there is a conflict between the interests of the Class A1 Noteholders, the Class A2 Noteholders, the Class A3 Noteholders and the Class A4 Noteholders, the Security Trustee must convene a meeting of the Class A Noteholders to resolve that conflict. An Extraordinary Resolution of the Class A Noteholders in respect of the conflict is binding on all the Class A1 Noteholders, the Class A2 Noteholders, the Class A3 Noteholders and the Class A4 Noteholders.

3.   CONDITION 3. Covenants of the Issuer
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     So long as any of the Notes remains outstanding, the Issuer makes certain covenants for the benefit of the Noteholders which are set out in the Master Trust Deed.

     These covenants include the following.

     (a) The Issuer must act continuously as trustee of the Trust until the Trust is terminated as provided by the Master Trust Deed or the Issuer has retired or been removed from office in the manner provided under the Master Trust Deed.

     (b)  The Issuer must:

          (i) act honestly and in good faith in the performance of its duties and in the exercise of its discretions under the Master Trust Deed;

          (ii) subject to the Master Trust Deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the Master Trust Deed, having regard to the interests of the Noteholders and other creditors and beneficiaries of the Trust;

          (iii) use its best endeavours to carry on and conduct its business in so far as it relates to the Master Trust Deed in a proper and efficient manner;

          (iv) keep, or ensure that the Trust Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Issuer;

          (v) keep the Trust separate from each other trust which is constituted under the Master Trust Deed and account for assets and liabilities of the Trust separately from those of other trusts constituted under the Master Trust Deed;

          (vi) do everything and take all such actions which are necessary (including obtaining all appropriate authorisations) to ensure that it is able to exercise all its powers and


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               remedies and perform all its obligations under the Master Trust
               Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Issuer under the Master Trust Deed; and

          (vii) comply with the rules and regulations of any Stock Exchange on which any Note is listed from time to time.

     (c) Except as provided in any Transaction Document (and other than the charge given to the Security Trustee), the Issuer must not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any asset of the Trust (the Trust Assets).

     (d) The Issuer will open and operate certain bank accounts in accordance with the Master Trust Deed and the Series Notice.

     (e) Subject to the Master Trust Deed and any Transaction Document to which it is a party, the Issuer must act on all directions given to it by the Trust Manager in accordance with the terms of the Master Trust Deed.

     (f) The Issuer must properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of the Trust.

4.   CONDITION 4. Interest
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     (a)  Payment Dates

          Each US$ Note bears interest on its Principal Amount from and including [*] 2003 or such later date as may be agreed between the Issuer and the Note Managers for the issue of the US$ Notes (the Issue
          Date). Interest in respect of the US$ Notes will be payable quarterly in arrears, on the [*] day of each March, June, September and December, provided that, if any such date would otherwise fall on a day which is not a Business Day (as defined below), it will be postponed to the next day which is a Business Day (as defined below), (each such date a Payment Date). The first Payment Date is [*] 2003. The final Payment Date will be the earlier of the Payment Date falling in [[*] 2035] (the Maturity Date) and the Payment Date on which the Notes are redeemed in accordance with their terms.

          Business Day in this Condition 4 and in Conditions 5, 6 and 9 below means any day other than a Saturday, Sunday or public holiday on which banks are open for business in London, New York City, Melbourne and Sydney.

          The period beginning on (and including) the Issue Date and ending on (but excluding) the first Payment Date, and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the next Payment Date and the final period referred to below is called an Interest Period for the US$ Notes. Interest payable on a US$ Note in respect of any relevant Interest Period or any other period will be calculated on the basis of the actual number of days elapsed and a 360 day year.

          The final Interest Period for a US$ Note begins on (and includes) the Payment Date prior to the earlier of the Maturity Date and the date on which that US$ Note is redeemed in accordance with its terms and ends on (but excludes) the earlier of the Maturity Date and the date on which that US$ Note is so redeemed (as the case may be).


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     (b)  Interest Rate

          The rate of interest applicable from time to time to a US$ Note (the Interest Rate) will be determined by the Calculation Agent on the basis of the following paragraphs.

          On the date which is 2 Business Days before the beginning of each Interest Period for the US$ Notes (each a Rate Reset Date), the Calculation Agent will determine LIBOR for that Interest Period, which is the rate applicable for deposits in US dollars for a period of 3 months which appears on the Telerate Page 3750 as of 11.00am London time on that Rate Reset Date. If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Issuer and the Calculation Agent had specified the rate USD-LIBOR-Reference Banks as the applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. (ISDA) incorporating the 2000 ISDA Definitions, as amended and updated as at the Issue Date (the ISDA Definitions). "USD-LIBOR-Reference Banks" means that the rate for an Interest Period for the US$ Notes will be determined on the basis of the rates at which deposits in US dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the relevant Currency Swap Provider) at approximately 11.00 am, London time, on the Rate Reset Date to prime banks in the London interbank market for a period of 3 months commencing on the first day of that Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent and the relevant Currency Swap Provider, at approximately 11.00 am, New York City time, on that Rate Reset Date for loans in US dollars to leading European banks for a period of 3 months commencing on the first day of that Interest Period and in a Representative Amount. If no such rates are available in New York City, then the rate for such Interest Period will be the most recently determined rate in accordance with this paragraph.

          In this definition of LIBOR, Business Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City.

          The Interest Rate applicable to the Class A2 Notes for such Interest Period will be the aggregate of the interest rate or arithmetic mean as determined by the Calculation Agent as referred to above and the margin of [*]% per annum applicable to the Class A2 Notes. The Interest Rate applicable to the Class B1 Notes for such Interest Period will be the aggregate of the interest rate or arithmetic mean as determined by the Calculation Agent as referred to above and the margin of [*]% per annum applicable to the Class B1 Notes. If the Issuer has not redeemed all of the Class A2 Notes on or before the Payment Date falling in [[*] 2008], the Interest Rate applicable to the Class A2 Notes will increase by [*]% per annum for the period from (and including) that date. If the Issuer has not redeemed all of the Class B1 Notes on or before the Payment Date falling in [[*] 2008], the Interest Rate applicable


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          to the Class B1 Notes will increase by [*]% per annum for the period from (and including) that date.

          There is no maximum or minimum Interest Rate for the Class A2 Notes or the Class B1 Notes.

     (c)  Determination of Interest Rate and Calculation of Interest

          The Calculation Agent will, as soon as practicable after 11.00 am (London time) on each Rate Reset Date determine the relevant Interest Rate applicable to, and calculate the amount of interest payable (the Interest) for the immediately succeeding Interest Period for each Class of US$ Notes. The Interest for each Interest Period and each Class of US$ Notes is calculated by applying the Interest Rate for the relevant Class of US$ Notes to the Principal Amount of the relevant US$ Note on the first day of that Interest Period, multiplying such product by the actual number of days in that Interest Period and dividing by 360 and rounding the resultant figure down to the nearest cent. The determination of the Interest Rate and the Interest for each US$ Note by the Calculation Agent is (in the absence of manifest error) final and binding upon all parties.

     (d)  Notification and Publication of Interest Rate and Interest

          The Calculation Agent will cause the Interest Rate and the Interest applicable to each US$ Note for each Interest Period and the relevant Payment Date to be notified to the Issuer, the Trust Manager, the Note Trustee, the Paying Agents and each Currency Swap Provider and the Trust Manager on behalf of the Issuer will cause the same to be published in accordance with Condition 12 on or as soon as possible after the date of commencement of the relevant Interest Period. The Interest and the relevant Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an amendment of the Interest Period.

     (e)  Determination or Calculation by the Trust Manager

          If the Calculation Agent at any time for any reason does not determine the Interest Rate for or calculate the Interest payable on a US$ Note, the Trust Manager must do so and each such determination or calculation will be deemed to have been made by the Calculation Agent. In doing so, the Trust Manager must apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that it can do so, and, in all other respects it must do so in such a manner as it reasonably considers to be fair and reasonable in all the circumstances.

     (f)  Calculation Agent

          The Issuer will procure that, so long as any of the US$ Notes remain outstanding, there will at all times be a Calculation Agent. The Issuer, or the Trust Manager with the consent of the Issuer (such consent not to be unreasonably withheld), with the prior written approval of the Note Trustee, reserves the right at any time to terminate the appointment of the Calculation Agent immediately on the occurrence of certain specified events or, otherwise, by giving not less than 60 days notice in writing to, among others, the Calculation Agent. Notice of that termination will be given to the US$ Noteholders in accordance with Condition 12. If any person is unable or unwilling to continue to act as the Calculation Agent, or if the appointment of the Calculation Agent is terminated, the Issuer will, with the


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          prior written approval of the Note Trustee, appoint a successor
          Calculation Agent to act as such in its place, provided that neither the resignation nor removal of the Calculation Agent will take effect until a successor approved by the Note Trustee has been appointed.

     (g)  Income distribution

          Capitalised terms in this paragraph (g) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

          (i) On each Payment Date, the Issuer shall, prior to the enforcement of the Security Trust Deed (in accordance with the written direction provided to it by the Trust Manager on or before the date which is 4 Business Days before that Payment Date), out of the Income for the Collection Period immediately before the Payment Date (and out of the proceeds of disposal of any Liquid Authorised Investments and/or out of Mortgage Principal Repayments as provided for in Condition 4(g)(v)) make the following payments or retain moneys in the following order of priority.

               (A) First - an amount equal to any Interest Adjustment required to be paid to an Approved Seller and then outstanding (and the Issuer acknowledges and agrees that it has no entitlement to the moneys comprising the Interest Adjustment).

               (B) Second - payment of any Taxes payable in relation to the Trust (not including any GST covered in Conditions 4(g)(vii) and 4(g)(viii)).

               (C) Third- subject to the above sub-paragraph (B) and Condition 4(g)(iii), payment (in the following order of priority) of:

                    (1) pari passu and rateably as between themselves, payments of:

                         (I) the Trustee's Fee for the Collection Period (as adjusted in accordance with Condition 4(g)(viii)); and

                         (II) any fees payable to the Note Trustee under the
                              Transaction Documents for the Collection Period;

                    (2) pari passu and rateably as between themselves, payments of:

                         (I) any fees payable, pari passu and rateably, to the Paying Agents under the Transaction Documents for the Collection Period; and

                         (II) any fees payable to the Calculation Agent under
                              the Transaction Documents for the Collection
                              Period;

                    (3) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent, the Trust Manager's Fee and the Servicer's Fee) in relation to the Collection Period;

                    (4) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent, the Trust Manager's Fee and the Servicer's Fee) which the Trust


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                         Manager or the Issuer reasonably anticipates will be
                         incurred prior to the next Payment Date; and

                    (5) the Expenses (other than the Trustee's Fee, any fees payable to the Note Trustee, the Paying Agents or the Calculation Agent, the Trust Manager's Fee and the Servicer's Fee) not covered by sub-paragraphs (3) or
                         (4) which have already been incurred prior to the Payment Date but which have not previously been paid or reimbursed.

               (D)  Fourth - payment, pari passu and rateably, to:

                    (1) the Trust Manager of the Trust Manager's Fee for the Collection Period; and

                    (2) the Servicer of the Servicer's Fee for the Collection Period.

               (E)  Fifth - pari passu and rateably as between themselves:

                    (1) payment to the Interest Rate Swap Provider of any amounts payable under the Interest Rate Swap other than any Break Costs in respect of the termination of the Interest Rate Swap;

                    (2) payment of any Interest for the Interest Period for the Class A1 Notes ending on that Payment Date to the Class A1 Noteholders;

                    (3)  (I)  prior to the termination of the Class A2 Currency
                              Swap, payment to the Class A2 Currency Swap
                              Provider of the Class A2 A$ Interest Amount for that Payment Date (and any reciprocal payment by the Class A2 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(c)(i) towards payment of Interest on the Class A2 Notes); and

                         (II) after the termination of the Class A2 Currency
                              Swap, to the Note Trustee for application in accordance with Condition 5(c) of the A$ amount that the Trust Manager determines in good faith needs to be applied on that Payment Date in order to enable the Issuer to meet its obligations to pay Interest on the Class A2 Notes on that Payment Date;

                    (4)  (I)  prior to the termination of the Class A3 Currency
                              Swap, payment to the Class A3 Currency Swap
                              Provider of the Class A3 A$ Interest Amount for that Payment Date (and any reciprocal payment by the Class A3 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(d)(i) towards payment of Interest on the Class A3 Notes); and

                         (II) after the termination of the Class A3 Currency
                              Swap, to the Note Trustee for application in accordance with


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                              Condition 5(d) of the A$ amount that the Trust
                              Manager determines in good faith needs to be applied on that Payment Date in order to enable the Issuer to meet its obligations to pay Interest on the Class A3 Notes on that Payment Date.

                    (5) payment of any Interest for the Interest Period for the Class A4 Notes ending on that Payment Date to the Class A4 Noteholders;

                    (6) payment to the Class A2 Currency Swap Provider of any Break Costs payable under the Class A2 Currency Swap other than in respect of the termination of the Class A2 Currency Swap where the Class A2 Currency Swap Provider is the Defaulting Party; and

                    (7) payment to the Class A3 Currency Swap Provider of any Break Costs payable under the Class A3 Currency Swap other than in respect of the termination of the Class A3 Currency Swap where the Class A3 Currency Swap Provider is the Defaulting Party.

               (F) Sixth - pari passu and rateably based on the amount owing as between themselves:

                    (1) payment of any Interest for the Interest Period for the Class B2 Notes ending on that Payment Date to the Class B2 Noteholders;

                    (2)  (I)  prior to the termination of the Class B1 Currency
                              Swap, payment to the Class B1 Currency Swap
                              Provider of the Class B1 A$ Interest Amount for that Payment Date (and any reciprocal payment by the Class B1 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(c)(iii) towards payment of Interest on the Class B1 Notes); and

                         (II) after the termination of the Class B1 Currency
                              Swap, to the Note Trustee for application in accordance with Condition 5(c) of the A$ amount that the Trust Manager determines in good faith needs to be applied on that Payment Date in order to enable the Issuer to meet its obligations to pay Interest on the Class B1 Notes on that Payment Date; and

                    (3) payment to the Class B1 Currency Swap Provider of any Break Costs payable under the Class B1 Currency Swap other than in respect of the termination of the Class B1 Currency Swap where the Class B1 Currency Swap Provider is the Defaulting Party.

               (G) Seventh - to be applied by the Issuer as Mortgage Principal Repayments received by the Issuer during the corresponding Collection Period, of an amount equal to the aggregate of all amounts previously applied under


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                    Condition 5(b)(i)(A)(1), to the extent not previously so
                    replenished under this sub-paragraph.

               (H) Eighth - in reducing the Aggregate Principal Loss Amount for the corresponding Collection Period until the Aggregate Principal Loss Amount is reduced to zero.

               (I) Ninth - in reducing any Carryover Charge-offs that have not been reduced prior to that Payment Date until the Carryover Charge-offs are reduced to zero.

               (J) Tenth - in payment pari passu and rateably of any Break Costs payable to:

                    (1) the Interest Rate Swap Provider in respect of the termination of the Interest Rate Swap; and

                    (2) a Currency Swap Provider in respect of the termination of a Currency Swap where the Currency Swap Provider is the Defaulting Party.

               (K)  Eleventh - in payment of any Approved Seller's Fee.

               (L) Twelfth - subject to clause 15.1(d) of the Series Notice, in payment of the balance, by way of a distribution of the income of the Trust, to the Residual Income Beneficiaries in proportion to their respective Income Percentages.

          (ii) The obligation of the Issuer to make any payment under each of the above paragraphs of this Condition 4(g)(i) is limited in each case to the Income, Liquid Authorised Investments and Mortgage Principal Repayments or (as the case may be) to the balance of the Income, Liquid Authorised Investments and Mortgage Principal Repayments available after payment in accordance with the preceding paragraph or paragraphs (if any).

          (iii) In the event that for any reason whatsoever the Issuer does not have sufficient cash to make all of the payments as provided in Conditions 4(g)(i) and 4(g)(v) then the amount available to be paid shall be distributed in the order of priority of distribution as referred to in Condition 4(g)(i), and:

               (A) in the case of the payment of Interest to Class A1 Noteholders, Class A2 Noteholders, Class A3 Noteholders or Class A4 Noteholders under sub-paragraph (i)(E), the proportion of any amount available to be paid to each Noteholder of such Class shall be the proportion which the Principal Amount of the Notes of that Class held by that Noteholder bears to the Total Principal Amount of all Notes of that Class; and

               (B) in the case of the payment of Interest to Class B1 Noteholders or Class B2 Noteholders under sub-paragraph
                    (i)(F), the proportion of any amount available to be paid to each Noteholder of such Class shall be the proportion which the Principal Amount of that Class held by that Noteholder bears to the Total Principal Amount of all Notes of that Class.


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          (iv) In the event that:

               (A) the Issuer receives a payment under Condition 4(g)(i)(C) or 4(g)(v) for Expenses which the Issuer reasonably anticipates will be incurred prior to the next Payment Date; and

               (B) all or any part of such Expenses are not actually incurred prior to that next Payment Date,

               then the following provisions apply:

               (C) the Issuer shall repay into the Assets of the Trust on that next Payment Date such excess amount which was not actually incurred; or

               (D) if the Issuer fails to repay the amount in accordance with sub-paragraph (iv)(C), then such amount shall be set-off against the amount which would otherwise be payable under sub-paragraph (i)(C) to the Issuer with respect to such Expenses on that next Payment Date.

          (v) If, during any Financial Year, the Income accrued for a Collection Period to be applied on the corresponding Payment Date is less than the aggregate of the amounts payable by the Issuer under Conditions 4(g)(i)(A) to 4(g)(i)(F) (inclusive) on that Payment Date (the Shortfall) then the Issuer shall (at the direction of the Trust Manager) apply:

               (A)  first, Liquid Authorised Investments; and

               (B) second, to the extent the Liquid Authorised Investments are insufficient to cover the Shortfall in full, Mortgage Principal Repayments,

               in payment of those amounts in the order of priority set out in Condition 4(g)(i), to the extent available to do so.

          (vi) If any Approved Seller's Fee is not paid in full on a relevant Payment Date, then the unpaid balance shall bear interest at a rate determined by the Trust Manager and advised to the Issuer from time to time, such interest to be calculated on a daily balance from the due date up to and including the date of actual payment.

          (vii) Any GST which applies or may apply in respect of any services provided pursuant to the Transaction Documents by the Trust Manager in relation to the Trust will be paid by the Trust Manager from the Trust Manager's Fee or from the Trust Manager's own resources.

          (viii) In relation to any supply by the Issuer under the Transaction Documents of goods or services in relation to the Trust, the fee payable will be adjusted to take into account any change after 1 July 2000 in the rate of GST payable pursuant to the A New Tax System (Goods and Services Tax Imposition - General) Act 1999.

          (ix) Interest to which any Noteholder may be entitled in respect of a Note for an Interest Period shall only fall due for payment by the Issuer to the Noteholder upon the applicable Payment Date.

     (h)  Redraws


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          Capitalised terms in this paragraph (h) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

          If an Obligor makes Additional Repayments in relation to a Loan held by the Issuer then the Issuer must provide a Redraw to the Obligor upon being so directed by the Trust Manager in its absolute discretion and subject to the Trust Manager certifying to the Issuer that:

          (i) the Redraw to be provided to the Obligor together with the current Unpaid Balance of the Loan will not exceed the scheduled balance of the Loan;

          (ii) after allowing for all payments which the Issuer is then required to make or which the Trust Manager reasonably expects that the Issuer will be required to make, there is or will be sufficient cash in the assets of the Trust (whether as a result of the issue of Class A1 Notes or otherwise) for the Issuer to provide that Redraw; and

          (iii) the Loan is not in Arrears at the time of the request for the Redraw by the Obligor.

          The Trust Manager may direct the Issuer to, and the Issuer must, apply certain Mortgage Principal Repayments for funding Redraws.

          If, on a Payment Date, Mortgage Principal Repayments for the Collection Period preceding that Payment Date are insufficient to fund Redraws for that Collection Period, then the Trust Manager may give the Issuer a direction to issue a series of Class A1 Notes in accordance with clause 12 of the Master Trust Deed and clause 5 of the Series Notice. The Trust Manager must not give such a direction unless it has received written confirmation from each Designated Rating Agency that the issue of the Class A1 Notes would not result in a downgrade or withdrawal of a rating of any Note then outstanding.

     (i)  Liquid Authorised Investments

          Capitalised terms in this paragraph (i) have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

          (i) The Trust Manager shall make such directions to the Issuer, and the Issuer must comply with those directions required to ensure that, subject to sub-paragraph (ii), the value of the Liquid Authorised Investments is not at any time less than the Prescribed Minimum Level at that time.

          (ii) The Trust Manager must direct the Issuer, and the Issuer must, at the direction of the Trust Manager, apply all or part of the Liquid Authorised Investments towards payment of the Shortfall in the amounts referred to in Conditions 4(g)(i)(A) to 4(g)(i)(F) (inclusive) as provided in Condition 4(g)(v).

5.   CONDITION 5. Redemption and Purchase
--------------------------------------------------------------------------------

     Capitalised terms in this Condition 5 have the same meaning given in the Series Notice unless otherwise defined in these Conditions.

     (a)  Mandatory Redemption in part from Mortgage Principal Repayments


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          The US$ Notes are subject to mandatory redemption in part on any
          Payment Date if on that date there are any Mortgage Principal Repayments, (subject to the Prescribed Minimum Level) Liquid Authorised Investments and the Recovery Amount available to be distributed in relation to such US$ Notes (as detailed in Condition 5(b)). The principal amount so redeemable in respect of each US$ Note prior to enforcement of the Security Trust Deed (each a Principal Payment) on any Payment Date is subject to the priorities set out in Condition 5(b) and will be the amount available for payment as set out in Condition 5(b) on the day which is 4 Business Days before the Payment Date divided by the number of US$ Notes in that Class which are then outstanding (rounded down to the nearest cent), provided always that no Principal Payment on a US$ Note on any date may exceed the amount equal to the Principal Amount of that US$ Note at that date.

          The amount of mandatory principal redemptions after enforcement of the Security Trust Deed is subject to the priority of payments set out in the Security Trust Deed.

          Notice of amounts to be redeemed will be provided by the Trust Manager to the Issuer, the Calculation Agent, the Principal Paying Agent, each Currency Swap Provider and the Note Trustee.

     (b) Principal Distributions on Notes prior to the enforcement of the Security Trust Deed

          (i) (A) All Mortgage Principal Repayments which are received by the Issuer in each Collection Period, except to the extent the Trust Manager directs the Issuer in writing that such moneys be applied or retained for Liquidity Purposes in accordance with the provisions of the Series Notice and (subject to Condition 5(b)(i)(C)) any Liquid Authorised Investments and the Recovery Amount for the corresponding Payment Date must, prior to the enforcement of the Security Trust Deed, be deposited or paid by the Issuer (at the direction of the Trust Manager, such direction to be given on or before the date which is 4 Business Days before the relevant Payment
                    Date) on the corresponding Payment Date in the following order of priority.

                    (1)  First - in accordance with Condition 4(g)(v).

                    (2) Second - to replenish Liquid Authorised Investments until the value of the Liquid Authorised Investments equals the Prescribed Minimum Level.

                    (3) Third - to Class A1 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of Class A1 Notes until such time as all Class A1 Notes have been redeemed in full.

                    (4)  Fourth -

                         (I) if the Threshold Requirements are satisfied on that Payment Date, in accordance with Condition 5(b)(vi); or

                         (II) if the Threshold Requirements are not satisfied on
                              that Payment Date, in accordance with Condition 5(b)(vii).


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                    (5)  Fifth - subject to clauses 10.2(c) and 15.1(d) of the
                         Series Notice, in payment of the balance by way of a distribution of the capital of the Trust, to the Residual Income Beneficiaries in proportion to their respective Income Percentages.

                         The obligation of the Issuer to make any deposit or payment under each of the above paragraphs of Condition 5(b)(i) is limited in each case to the Mortgage Principal Repayments, (subject to Condition 5(b)(i)(C)) Liquid Authorised Investments and the Recovery Amount or (as the case may be) to the balance of the Mortgage Principal Repayments, (subject to Condition 5(b)(i)(C)) Liquid Authorised Investments and the Recovery Amount available after deposit or payment in accordance with the preceding paragraph or paragraphs (if any).

               (B) The proportion of any amount available to be paid to any Noteholder as contemplated in Condition 5(b) in respect of any Class of Notes will be the proportion which the Principal Amount of the Note in respect of that Class of Notes held by that Noteholder bears to the Total Principal Amount of all Notes in respect of that Class of Notes.

               (C) The Trust Manager must not direct the Issuer to, and the Issuer must not, deposit or pay any Liquid Authorised Investments under Condition 5(b)(i)(A)(3), 5(b)(i)(A)(4) or 5(b)(i)(A)(5) where such deposit or payment would result in the value of the Liquid Authorised Investments being less than the Prescribed Minimum Level.

          (ii) On any Payment Date when the Total Principal Amount of all Notes does not exceed 10% of the Initial Principal Amount of all Notes the Issuer must, if so directed in writing by the Trust Manager on or before the date which is 4 Business Days before that Payment Date, repay the whole of the Principal Amount of all Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

               (A)  the Trust Manager having provided to:

                    (1) each relevant Noteholder, the Issuer and the Note Trustee, 30 days' prior notice (in the case of US$ Noteholders, in accordance with Condition 12); and

                    (2) each Designated Rating Agency, 30 days' prior written notice,

                    of the Trust Manager's intention to direct the Issuer to redeem the relevant Notes under this sub-paragraph;

               (B) the Issuer having sufficient cash to make such repayment (upon which the Issuer may rely conclusively on a certification from the Trust Manager);

               (C) the Issuer retaining such amount as the Trust Manager or the Issuer reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses or payment to any Swap Provider under a Hedge Agreement; and


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               (D)  the repayment being made in the order of priority set out in
                    Condition 5(b)(i).

          (iii) On any Payment Date on or after a Step-Up Margin Date the Issuer must, if so directed by the Trust Manager on or before the date which is 4 Business Days before that Payment Date, repay the whole of the Principal Amount of any Class of Notes together with any outstanding Interest in relation to those Notes subject to the following conditions:

               (A)  the Trust Manager having provided to:

                    (1) each relevant Noteholder, the Issuer and the Note Trustee, 30 days' prior notice (in the case of US$ Noteholders, in accordance with Condition 12); and

                    (2) each Designated Rating Agency, 30 days' prior written notice, of the Trust Manager's intention to direct the Issuer to redeem the relevant Notes under this sub-paragraph;

               (B) the Trust Manager receiving from each Designated Rating Agency written confirmation that the repayment will not result in a downgrade or withdrawal of the rating of any other Notes;

               (C) the Issuer having sufficient cash to make such repayment (upon which the Issuer may rely conclusively on a certification from the Trust Manager);

               (D) the Issuer retaining such amount as the Trust Manager or the Issuer reasonably determines will be necessary to satisfy any outstanding or anticipated Expenses, payment to any Noteholder in respect of a Note (other than a Note in respect of which Principal Amount and Interest are to be repaid) or payment to any Swap Provider under a Hedge Agreement; and

               (E) the repayment being made in the order of priority set out in Condition 5(b)(i).

               The Trust Manager may give a direction described in sub-paragraph
               (iii) in respect of any one Class of Notes, with a particular Step-Up Margin Date notwithstanding that it has not given a similar direction in relation to any other Class with the same Step-Up Margin Date, provided that in no circumstance may the Trust Manager give a direction described in sub-paragraph (iv) in relation to Class B Noteholders unless:

               (1)  there are at that time no Class A Notes outstanding; or

               (2) the Trust Manager at the same time gives or has given a direction described in paragraph (iii) in relation to all Class A Notes then outstanding.

          (iv) A Noteholder is not entitled to receive any amounts other than:

               (A)  the Interest payable on, and

               (B)  the Principal Amount of,


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               Notes held by that Noteholder.

          (v) The Issuer may not recover any Beneficiary distribution from a Beneficiary once it is paid to that Beneficiary except where there has been an error in the relevant calculation of the Beneficiary distribution.

          (vi) If, on a Payment Date, the Trust Manager directs the Issuer that the Threshold Requirements are satisfied, amounts applied under Condition 5(b)(i)(A)(4)(I) must be deposited or paid, pari passu and rateably:

               (A)  (1)  prior to the termination of the Class A2 Currency
                         Swap, to the Class A2 Currency Swap Provider of the Class A2 A$ Equivalent of the Principal Amount of the Class A2 Notes on that Payment Date (and any reciprocal payment by the Class A2 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(c)(ii) towards payment of the Principal Amount of the Class A2 Notes (in the proportion as specified in sub-paragraph(i)(B)) until such time as all Class A2 Notes have been redeemed in full; and

                    (2) after the termination of the Class A2 Currency Swap, to the Note Trustee for application in accordance with Condition 5(c) of the Class A2 A$ Equivalent of the Principal Amount of the Class A2 Notes on that Payment Date until such time as all Class A2 Notes have been redeemed in full;

               (B)  (1)  prior to the termination of the Class A3 Currency
                         Swap, to the Class A3 Currency Swap Provider of the Class A3 A$ Equivalent of the Principal Amount of the Class A3 Notes on that Payment Date (and any reciprocal payment by the Class A3 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(d)(ii) towards payment of the Principal Amount of the Class A3 Notes (in the proportion as specified in sub-paragraph
                         (i)(B)) until such time as all Class A3 Notes have been redeemed in full; and

                    (2) after the termination of the Class A3 Currency Swap, to the Note Trustee for application in accordance with Condition 5(d) of the Class A3 A$ Equivalent of the Principal Amount of the Class A3 Notes on that Payment Date until such time as all Class A3 Notes have been redeemed in full;

               (C) to Class A4 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of the Class A4 Notes until such time as all Class A4 Notes have been redeemed in full;

               (D)  (1)  prior to the termination of the Class B1 Currency
                         Swap, to the Class B1 Currency Swap Provider of the Class B1 A$ Equivalent of the Principal Amount of the Class B1 Notes on that Payment Date (and any reciprocal payment by the Class B1 Currency


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                         Swap Provider is thereafter to be applied in
                         accordance with Condition 5(c)(iv) towards payment of the Principal Amount of the Class B1 Notes (in the proportion as specified in sub-paragraph
                         (i)(B)) until such time as all Class B1 Notes have been redeemed in full; and

                    (2) after the termination of the Class B1 Currency Swap, to the Note Trustee for application in accordance with Condition 5(c) of the Class B1 A$ Equivalent of the Principal Amount of the Class B1 Notes on that Payment Date until such time as all Class B1 Notes have been redeemed in full; and

               (E) to Class B2 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of the Class B2 Notes until such time as all Class B2 Notes have been redeemed in full;

               provided that each such amount specified in Condition 5(b)(vi) shall only be deposited or paid to the extent that such deposit or payment will not result in a breach of the Threshold Requirements.

          (vii) If, on a Payment Date, the Trust Manager directs the Issuer that the Threshold Requirements are not satisfied, amounts applied under Condition 5(b)(i)(A)(4)(II) must be deposited or paid in the following order of priority:

               (A)  first, pari passu and rateably:

                    (1)  (I)  prior to the termination of the Class A2 Currency
                              Swap, to the Class A2 Currency Swap Provider of the Class A2 A$ Equivalent of the Principal Amount of the Class A2 Notes on that Payment Date (and any reciprocal payment by the Class A2 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(c)(ii) towards payment of the Principal Amount of the Class A2 Notes (in the proportion as specified in sub-paragraph
                              (i)(B)); and

                         (II) after the termination of the Class A2 Currency
                              Swap, to the Note Trustee for application in accordance with Condition 5(c) of the Class A2 A$ Equivalent of the Principal Amount of the Class A2 Notes on that Payment Date, and, in each case, until such time as the Class A2 Notes have been redeemed in full;

                    (2)  (I)  prior to the termination of the Class A3 Currency
                              Swap, to the Class A3 Currency Swap Provider of the Class A3 A$ Equivalent of the Principal Amount of the Class A3 Notes on that Payment Date (and any reciprocal payment by the Class A3 Currency Swap Provider is thereafter to be applied in accordance with


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                              Condition 5(d)(ii) towards payment of the
                              Principal Amount of the Class A3 Notes (in the proportion as specified in sub-paragraph (i)(B)); and

                         (II) after the termination of the Class A3 Currency
                              Swap, to the Note Trustee for application in accordance with Condition 5(d) of the Class A3 A$ Equivalent of the Principal Amount of the Class A3 Notes on that Payment Date, and, in each case, until such time as the Class A3 Notes have been redeemed in full;

                    (3) to Class A4 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of the Class A4 Notes, until such time as the Class A4 Notes have been redeemed in full.

               (B)  second, pari passu and rateably:

                    (1)  (I)  prior to the termination of the Class B1 Currency
                              Swap, to the Class B1 Currency Swap Provider of the Class B1 A$ Equivalent of the Principal Amount of the Class B1 Notes on that Payment Date (and any reciprocal payment by the Class B1 Currency Swap Provider is thereafter to be applied in accordance with Condition 5(c)(iv) towards payment of the Principal Amount of the Class B1 Notes (in the proportion as specified in sub-paragraph
                              (i)(B)); and

                         (II) after the termination of the Class B1 Currency
                              Swap, to the Note Trustee for application in accordance with Condition 5(c) of the Class B1 A$ Equivalent of the Principal Amount of the Class B1 Notes on that Payment Date; and

                    (2) to Class B2 Noteholders (in the proportion as specified in sub-paragraph (i)(B)) in payment of the Principal Amount of the Class B2 Notes,

                    and, in each case, until such time as the Class B Notes have been redeemed in full.

     (c)  US$ Account

          The Issuer must direct each Currency Swap Provider to pay all amounts denominated in US$ payable to the Issuer by that Currency Swap Provider under each relevant Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement. The Issuer has given this direction in each relevant Currency Swap.

          The Note Trustee must, on each Payment Date on which the Issuer pays an amount under Condition 4(g)(i)(E)(3)(II), 4(g)(i)(F)(2)(II), 5(b)(vi)(A)(2), 5(b)(vi)(D)(2),


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          5(b)(vii)(A)(1)(II) or 5(b)(vii)(B)(1)(II) (the AUD US$ Amount), pay
          into the US$ Account or to the Principal Paying Agent under the Agency Agreement, an amount in US$ equal to the AUD US$ Amount at the spot exchange rate in New York City for US$ purchases of Australian dollars on that Payment Date.

          The Issuer must, or must require that the Paying Agents on its behalf, at the direction of the Trust Manager pay all such amounts as follows, and in accordance with the Note Trust Deed and the Agency Agreement (the following not in any order of priority):

          (i) as contemplated in Conditions 4(g)(i)(E)(3)(I) and 4(g)(i)(E)(3)(II), pari passu to Class A2 Noteholders in relation to Class A2 Notes as payments of Interest on those Class A2 Notes;

          (ii) as contemplated in Conditions 5(b)(vi)(A)(1), 5(b)(vi)(A)(2), 5(b)(vii)(A)(1)(I) and 5(b)(vii)(A)(1)(II), pari passu to Class A2 Noteholders in payment of the Principal Amount of the Class A2 Notes until such time as all Class A2 Notes have been redeemed;

          (iii) as contemplated in Conditions 4(g)(i)(F)(2)(I) and 4(g)(i)(F)(2)(II), pari passu to Class B1 Noteholders in relation to Class B1 Notes as payments of Interest on those Class B1 Notes;

          (iv) as contemplated in Conditions 5(b)(vi)(D)(1), 5(b)(vi)(D)(2), 5(b)(vii)(B)(1)(I) and 5(b)(vii)(B)(1)(II), pari passu to Class B1 Noteholders in payment of the Principal Amount of the Class B1 Notes until such time as all Class B1 Notes have been redeemed;

          (v)  as contemplated in Conditions 5(b)(ii) and 5(b)(iii):

               (A) pari passu to Class A2 Noteholders in relation to Class A2 Notes; and

               (B) pari passu to Class B1 Noteholders in relation to Class B1 Notes,

               as payment of redemption amounts; and

          (vi) as contemplated in Conditions 5(g), 5(h) and 5(i):

               (A) pari passu to Class A2 Noteholders in relation to Class A2 Notes; and

               (B) pari passu to Class B1 Noteholders in relation to Class B1 Notes,

               as payment of redemption amounts.

     (d)  Euro Account

          The Issuer must direct each Currency Swap Provider to pay all amounts denominated in Euros payable to the Issuer by that Currency Swap Provider under each relevant Currency Swap into the Euro Account or to the Principal Paying Agent under the Agency Agreement. The Issuer has given this direction in each relevant Currency Swap.

          The Note Trustee must, on each Payment Date on which the Issuer pays an amount under Condition 4(g)(i)(E)(4)(II), 5(b)(vi)(B)(2) or 5(b)(vii)(A)(2)(II) (the AUD Euro Amount), pay into the Euro Account or to the Principal Paying Agent under the Agency Agreement, an amount in Euros equal to the AUD Euro Amount at the spot exchange rate in [London] for Euro purchases of Australian dollars on that Payment Date.


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          The Issuer must, or must require that the Paying Agents on its behalf, at the direction of the Trust Manager pay all such amounts as follows, and in accordance with the Note Trust Deed and the Agency Agreement (the following not in any order of priority):

          (i) as contemplated in Conditions 4(g)(i)(E)(4)(I) and 4(g)(i)(E)(4)(II), pari passu to Class A3 Noteholders in relation to Class A3 Notes as payments of Interest on those Class A3 Notes;

          (ii) as contemplated in Conditions 5(b)(vi)(B)(1), 5(b)(vi)(B)(2), 5(b)(vii)(A)(2)(I) and 5(b)(vii)(A)(2)(II), pari passu to Class A3 Noteholders in payment of the Principal Amount of the Class A3 Notes until such time as all Class A3 Notes have been redeemed;

          (iii) as contemplated in Conditions 5(b)(ii) and 5(b)(iii), pari passu to Class A3 Noteholders in relation to Class A3 Notes as payment of redemption amounts; and

          (iv) as contemplated in Condition 5(g), 5(h) and 5(i), pari passu to Class A3 Noteholders in relation to Class A3 Notes as payment of redemption amounts.

     (e)  Calculation of Principal Payments and Principal Amount

          (i) On each date which is 4 Business Days before each Payment Date, the Trust Manager must determine:

               (A) the amount of any Principal Payment in respect of each US$ Note on the Payment Date following that date; and

               (B) the Principal Amount of each US$ Note as at the first day of the next following Interest Period for the US$ Notes (after deducting any Principal Payment due to be made in respect of each US$ Note on the next Payment Date).

          (ii) The Trust Manager must notify the Issuer, the Note Trustee, each Paying Agent, the Calculation Agent and each Currency Swap Provider by not later than (or as soon as practicable after) the date which is 4 Business Days before the relevant Payment Date of each determination with respect to the US$ Notes of the Principal Payment and Principal Amount in respect of that Payment Date and will immediately cause details of each of those determinations to be published in accordance with Condition 12. If no Principal Payment is due to be made on the Class A2 Notes or the Class B1 Notes on any Payment Date a notice to this effect will be given to the Class A2 Noteholders or Class B1 Noteholders (as the case may be) in accordance with Condition 12.

          (iii) If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to any US$ Note in accordance with this paragraph, the Principal Payment and the Principal Amount must be determined by the Calculation Agent in accordance with this paragraph and paragraph
               (i) above (but based on the information in its possession) and each such determination or calculation will be deemed to have been made by the Trust Manager.


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     (f)  Call

          The Issuer must, when so directed by the Trust Manager (at the Trust Manager's option), purchase or redeem the US$ Notes by repaying the Principal Amount, in the circumstances described in Conditions 5(b)(ii) and 5(b)(iii).

          The Trust Manager will notify Noteholders of its intention to direct the Issuer in relation to such a repurchase in accordance with Condition 12.

     (g)  Redemption for Taxation or Other Reasons

          If the Trust Manager satisfies the Issuer and the Note Trustee immediately prior to giving the notice referred to below that:

          (i) on the next Payment Date the Issuer or a Paying Agent would be required to deduct or withhold from any payment:

               (A)  of principal or interest in respect of the Notes; or

               (B)  to a Currency Swap Provider under a Currency Swap,

               any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency; or

          (ii) a Government Agency requires the deduction or withholding from any payment by an Obligor in respect of a Purchased Loan of any amount for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by that Government Agency, the Issuer must, when so directed by Noteholders representing at least 75% of the outstanding Principal Amount of the Notes (provided that the Issuer will be in a position on the next Payment Date to discharge (and the Trust Manager will so certify to the Issuer and the Note Trustee upon which certification the Issuer and the Note Trustee will rely conclusively) all its liabilities in respect of the Notes (at their relevant Principal Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders (in the case of US$ Noteholders, in accordance with Condition 12), redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment Date, provided that the redemption is made in the order of priority set out in Condition 5(b)(i).

     (h)  Redemption for Gross Up under Currency Swaps

          If the Trust Manager satisfies the Issuer and the Note Trustee immediately prior to giving the notice referred to below that on the next Payment Date a Currency Swap Provider would be required to deduct or withhold from any payment under a Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Government Agency, the Issuer must, when so directed by the Trust Manager (in its sole discretion) (provided that the Issuer will be in a position on such Payment Date to discharge (and the Trust Manager will so certify to the Issuer and the Note Trustee) all its


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          liabilities in respect of the Notes (at their relevant Principal
          Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days notice to the Noteholders, redeem all, but not some only, of the Notes at their relevant Principal Amount together with accrued interest to (but excluding) the date of redemption on the next Payment Date, provided that the redemption is made in the order of priority set out in Condition 5(b)(i).

     (i)  Redemption on Maturity

          If not otherwise redeemed, the Issuer must redeem US$ Notes at their Principal Amount on the Maturity Date.

     (j)  Certification

          For the purpose of any redemption made under this Condition 5, the Note Trustee may rely on Officer's Certificate of the Trust Manager that the Issuer will be in a position to discharge all its liabilities in respect of the US$ Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with the US$ Notes and that certificate will be conclusive and binding on the Issuer and the holders of the US$ Notes. The Note Trustee will not incur any liability as a result of relying on such certificate or such certificate subsequently being considered invalid.

     (k)  Charge-offs

          If, on any Payment Date, the Aggregate Principal Loss Amount for the corresponding Collection Period exceeds the amount allocated or available for allocation on that Payment Date under Condition 4(g)(i)(H), the amount of such excess will be the Charge-off for that Payment Date.

6.   CONDITION 6. Payments
--------------------------------------------------------------------------------

     Any instalment of interest or principal, payable on any US$ Note which is punctually paid or duly provided for by the Issuer to the Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such US$ Note is registered on the Record Date, either by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date or by wire transfer in immediately available funds to the account designated by such person as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3(a) of the Note Trust Deed, with respect to US$ Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially such Clearing Agency to be DTC and such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee.

     (a)  Initial Principal Paying Agent

          The initial Principal Paying Agent is [The Bank of New York, New York branch] at its office at [101 Barclay Street, 21W, New York, New York, 10286].

     (b)  Paying Agents


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          The Issuer (or the Trust Manager on its behalf with the consent of the
          Issuer, such consent not to be unreasonably withheld), may at any time (with the previous written approval of the Note Trustee) vary or terminate the appointment of any Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a specified office in New York City and a Paying Agent having a specified office in [London] (which may be the same person). Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Trust Manager on behalf of the Issuer in accordance with Condition 12.

     (c)  Payment on Business Days

          If the due date for payment of any amount of principal or Interest in respect of any US$ Note is not a Business Day then payment will be made on the next succeeding Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day and the holder of that US$ Note is not entitled to any further interest or other payment in respect of that delay.

     (d)  Interest on unpaid Interest

          If Interest is not paid in respect of a US$ Note on the date when due and payable (other than because the due date is not a Business Day), that unpaid Interest will itself bear interest (both before and after judgment) at the relevant Interest Rate applicable from time to time to the relevant US$ Note until the unpaid Interest, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Condition 12.

7.   CONDITION 7. Taxation
--------------------------------------------------------------------------------

     All payments in respect of the US$ Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer or any Paying Agent is required by applicable law to make any such payment in respect of the US$ Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature. In that event the Issuer or that Paying Agent (as the case may be) must make such payment after such withholding or deduction has been made and must account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer nor any Paying Agent will be obliged to make any additional payments to US$ Noteholders in respect of that withholding or deduction.

8.   CONDITION 8. Prescription
--------------------------------------------------------------------------------

     A US$ Note will become void in its entirety unless surrendered for payment within ten years of the Relevant Date (as defined below) in respect of any payment on it the effect of which would be to reduce the relevant Principal Amount of that US$ Note to zero. After the date on which a US$ Note becomes void in its entirety, no claim may be made in respect of it.

     As used in these Conditions, the Relevant Date means the date on which a payment first becomes due but, if the full amount of the money payable has not been received in New York City by the Principal Paying Agent or the Note Trustee on or prior to that date, it means the date on which, the


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     full amount of such money having been so received, notice to that effect is duly given by the Principal Paying Agent in accordance with Condition 12.

9.   CONDITION 9. Events of Default
--------------------------------------------------------------------------------

     Each of the following is an Event of Default (whether or not it is within the control of the Issuer).

     (a)  The Issuer fails to pay:

          (i) any Interest within 10 Business Days of the Payment Date on which the Interest was due to be paid, together with all interest accrued and payable on that Interest; and

          (ii) any other moneys secured by the Security Trust Deed, within 10 Business Days of the due date for payment (or within any applicable grace period agreed with the Mortgagee (as defined in the Security Trust Deed) to whom the moneys relate).

               However, it will not be an Event of Default if the Issuer fails to pay any moneys secured by the Security Trust Deed:

               (A) which are subordinated to payment of amounts due to Class A Noteholders while any moneys secured by the Security Trust Deed remain owing:

                    (1)  to Class A Noteholders; or

                    (2) which rank in priority to amounts due to Class A Noteholders; or

               (B) where the Issuer had sufficient available funds with its bankers with which any bank accounts of the Trust are held and had given instructions to those bankers to make that payment, and that the payment would have been made but for temporary technical or administrative difficulties outside the control of the Issuer.

     (b) The Issuer fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of a Transaction Document (including any representation, warranty or undertaking) and that default (if in the opinion of the Security Trustee is capable of remedy) is not remedied within 30 days after written notice (or such longer period as may be specified in the notice) from the Security Trustee requiring the failure to be remedied.

     (c) Any of the following occurs in relation to the Issuer (in its capacity as trustee of the Trust):

          (i)  an administrator of the Issuer is appointed;

          (ii) except for the purpose of a solvent reconstruction or amalgamation:

               (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                    (1) the winding up, dissolution or administration of the Issuer; or


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                    (2)  the Issuer entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

               (B) the Issuer ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets;

          (iii) the Issuer is or states that it is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, where this occurs only in relation to another trust of which it is the trustee) and, for the avoidance of doubt, an inability of the Issuer in its capacity as trustee of the Trust to pay its debts does not include the Issuer making any drawings under a Support Facility in accordance with the Transaction Documents;

          (iv) a receiver, receiver and manager or administrator is appointed (by the Issuer or by any other person) to all or substantially all of the assets and undertaking of the Issuer;

          (v) an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of the Issuer, or one of them is appointed, whether or not under an order;

          (vi) as a result of the operation of section 459F(1) of the Corporations Act, the Issuer is taken to have failed to comply with a statutory demand;

          (vii) the Issuer is or makes a statement from which it may be reasonably deduced that the Issuer is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act;

          (viii) the Issuer takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

          (ix) anything analogous to an event referred to in sub-paragraphs (i) to (viii) (inclusive) or having substantially similar effect occurs with respect to the Issuer.

     (d) The charge created by the Security Trust Deed is not or ceases to be a first ranking charge over the assets of the Trust, or any other obligation of the Issuer (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the moneys secured by the Security Trust Deed.

     (e)  Any security interest over the assets of the Trust is enforced.

     (f) (i) For so long as any Secured Moneys are owing to the Class A Noteholders, an Interest Rate Swap, Class A2 Currency Swap or Class A3 Currency Swap is terminated and a replacement Interest Rate Swap, Class A2 Currency Swap or Class A3 Currency Swap (as the case may be) on terms that will not lead to a withdrawal or downgrade of the rating assigned to any Notes, is not put in place; or


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          (ii) at any other time, an Interest Rate Swap or Class B1 Currency
               Swap is terminated and a replacement Interest Rate Swap or Class B1 Currency Swap (as the case may be) on terms that will not lead to a withdrawal or downgrade of the rating assigned to any Notes, is not put in place.

     (g) (i) All or any part of any Transaction Document (other than an Interest Rate Swap or a Currency Swap) is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect; or

          (ii) a party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document (other than an Interest Rate Swap or a Currency Swap).

     (h)  Without the prior consent of the Security Trustee:

          (i) the Trust is wound up, or the Issuer is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences;

          (ii) the Trust is held or is conceded by the Issuer not to have been constituted or to have been imperfectly constituted; or

          (iii) unless another trustee is appointed to the Trust under the Transaction Documents, the Issuer ceases to be authorised under the Trust to hold the property of the Trust in its name and to perform its obligations under the Transaction Documents.

     In the event that the charge constituted by the Security Trust Deed becomes enforceable following an event of default under the Notes any funds resulting from the realisation of such charge will be applied in accordance with the order of priority of payments as stated in the Security Trust Deed.

10.  CONDITION 10. Enforcement
--------------------------------------------------------------------------------

     (a) At any time after an Event of Default occurs, the Security Trustee must (subject to being appropriately indemnified), if so directed by an Extraordinary Resolution of the Voting Mortgagees (being 75% of votes capable of being cast by Voting Mortgagees present in person or by proxy of the relevant meeting or a written resolution signed by all Voting Mortgagees) declare the Notes immediately due and payable and declare the charge to be enforceable. If an Extraordinary Resolution of Voting Mortgagees referred to above elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Note Trustee must, at the direction of the relevant Class of US$ Noteholders (by an Extraordinary Resolution of those US$ Noteholders (as defined in the Note Trust Deed) or in writing by the holders of at least 75% of the aggregate Principal Amount of the US$ Notes in that Class), direct the Security Trustee to enforce the Security Trust Deed on behalf of that Class of Noteholders.

          Voting Mortgagee means:

          (i) with respect only to the enforcement of the charge under the Security Trust Deed, for so long as the amounts outstanding under the Class A Notes and the Class B Notes are 75% or more of all amounts secured by the Security Trust Deed, the Noteholders (being, in the case of the Non-A$ Noteholders, the Note Trustee or, if the Note Trustee has become bound to take steps and/or to proceed under the Security Trust Deed and fails to do so within a reasonable time and such failure is


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               continuing, the Non-A$ Noteholders and then only if and to the extent that the Non-A$ Noteholders are able to do so under Australian law); and

          (ii) at any other time (subject to the Note Trust Deed and the Security Trust Deed):

               (A) the Class A Noteholders (being, in the case of the Class A2 Noteholders and the Class A3 Noteholders, the Note Trustee or, if the Note Trustee has become bound to take steps and/or to proceed under the Security Trust Deed and fails to do so within a reasonable time and such failure is continuing, the Class A2 Noteholders and the Class A3 Noteholders and then only if and to the extent that the Class A2 Noteholders and the Class A3 Noteholders are able to do so under Australian law); and

               (B) each other Mortgagee under the Security Trust Deed (other than a Class A Noteholder).

               Subject to being indemnified in accordance with the Security Trust Deed, the Security Trustee must take all action necessary to give effect to any Extraordinary Resolution of the Voting Mortgagees and must comply with all directions contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees in accordance with the Security Trust Deed.

               No Noteholder (in its capacity as Noteholder) is entitled to enforce the Security Trust Deed or to appoint or cause to be appointed a receiver to any of the assets secured by the Security Trust Deed or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in the Security Trust Deed and as referred to in (A) above.

     (b) If any of the US$ Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the US$ Notes, the Note Trustee must not vote under the Security Trust Deed to enforce the Security Trust Deed or dispose of the property mortgaged or charged by the Security Trust Deed or any security interest in favour of the Security Trustee securing the Secured Moneys (the Mortgaged Property) unless either:

          (i) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial advisor selected by the Note Trustee, that a sufficient amount would be realised to discharge in full all amounts owing to the US$ Noteholders and any other amounts payable by the Issuer ranking in priority to or pari passu with the US$ Notes; or

          (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial advisor selected by the Note Trustee, that the cash flow receivable by the Issuer (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer, to discharge in full in due course all the amounts referred to in sub-paragraph (i).

     (c) Neither the Note Trustee (except in the case of negligence, fraud or wilful default by it) nor the Security Trustee (except in the case of negligence, fraud or wilful default by it) will be


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          liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer or any third party in respect of the Issuer or the Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee will be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of a reasonable opinion reached by it in good faith based on advice received by it in accordance with the Note Trust Deed or the Security Trust Deed, as the case may be.

     (d) Subject to the provisions of the Note Trust Deed, the Note Trustee will not be bound to vote under the Security Trust Deed or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Security Trust Deed, the Note Trust Deed or any US$ Notes, unless directed or requested to do so: (i) by an Extraordinary Resolution of the relevant Class of US$ Noteholders; or
          (ii) in writing by the holders of at least three-quarters of the aggregate Principal Amount of the relevant Class of US$ Notes, and then only if the Note Trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

     (e) Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a US$ Note is entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Security Trust Deed or the US$ Notes (including these Conditions) except as provided for in the Security Trust Deed and the Note Trust Deed.

     (f) The rights, remedies and discretions of the US$ Noteholders under the Security Trust Deed including all rights to vote or give instructions or consent can only be exercised by the Note Trustee on behalf of the US$ Noteholders in accordance with the Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the US$ Noteholders from time to time and need not enquire whether the Note Trustee or the US$ Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee. The Security Trustee is not obliged to take any action, give any consent or waiver or make any determination under the Security Trust Deed without being directed to do so by the Voting Mortgagees in accordance with the Security Trust Deed.

     (g) Prior to the Security Trustee becoming actually aware of the occurrence of an Event of Default and provided that it has been indemnified in accordance with the Security Trust Deed, the Security Trustee may enforce the Security Trust Deed without an Extraordinary Resolution of the Voting Mortgagees if it believes (in its absolute discretion) that it is necessary to do so to protect the interests of the Mortgagees (provided that it must enforce the Security Trust Deed if so directed by an Extraordinary Resolution of the Voting Mortgagees).

     Upon enforcement of the charge created by the Security Trust Deed, the net proceeds of enforcement may be insufficient to pay all amounts due on redemption of the Notes. The proceeds from enforcement (which will not include amounts required by law to be paid to the holder of any prior


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     ranking security interest, and the proceeds of cash collateral lodged with and payable to a Swap Provider or other provider of a Support Facility) will be applied in the order of priority as set out in the Security Trust Deed. Any claims of the Noteholders remaining after realisation of the charge and application of the proceeds will, except in certain limited circumstances, be extinguished.

11.  CONDITION 11. Replacement of US$ Notes
--------------------------------------------------------------------------------

     If any US$ Note is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of any Paying Agent upon payment by the claimant of the costs incurred in connection with that replacement and on such terms as to evidence and indemnity as the Paying Agent may reasonably require. Mutilated or defaced US$ Notes must be surrendered before replacements will be issued.

12.  CONDITION 12. Notices
--------------------------------------------------------------------------------

     (a) Where the Note Trust Deed or these Conditions provide for notice to US$ Noteholders of any event, such notice shall be sufficiently given (unless otherwise provided by law or otherwise herein expressly provided) if:

          (i) for so long as any Notes are listed on the Australian Stock Exchange, published in a leading newspaper having general circulation in Australia. Each such notice will be deemed to be given on the date of the first publication; or

          (ii) in relation to any notice specifying a Payment Date, an Interest Rate, any Interest payable, any Principal Payment (or the absence of a Principal Payment) or the Principal Amount of any US$ Note after any Principal Payment, that notice is published on a page of the Reuters Screen or the electronic information system made available by Bloomberg L.P. or any other similar electronic reporting service as may be approved by the Note Trustee in writing and notified to the US$ Noteholders.

               Such notice will be deemed to be given on the first date on which it appears on the relevant electronic reporting service.

     (b) If, for any reason, it is impractical to give notice in the manner provided in paragraph (ii) of Condition 12(a), then the manner of giving notice referred to in paragraph (i) of Condition 12(a) shall be deemed to be a sufficient giving of notice.

     (c) Where these conditions provide for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by US$ Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.


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13.  CONDITION 13. Meetings of Voting Mortgagees and Meetings of US$
     Noteholders; Modifications; Consents; Waiver
--------------------------------------------------------------------------------

     The Security Trust Deed contains provisions for convening meetings of the Voting Mortgagees to, among other things, enable the Voting Mortgagees to direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed, for example to enable the Voting Mortgagees to direct the Security Trustee to enforce the Security Trust Deed.

     The Note Trust Deed contains provisions for convening meetings of (among others) US$ Noteholders and Classes of US$ Noteholders to consider any matter affecting their interests, including the directing of the Note Trustee to direct the Security Trustee to enforce the charge under the Security Trust Deed, or the sanctioning by Extraordinary Resolution of a Class of US$ Noteholders of a modification of that Class of US$ Notes (including these Conditions) or the provisions of any of the Relevant Documents, provided that no modification of certain terms including, among other things, the date of maturity of any US$ Notes, or a modification which would have the effect of altering the amount of interest payable in respect of a US$ Note or modification of the method of calculation of the interest payable or of the date for payment of interest in respect of any US$ Notes, reducing or cancelling the amount of principal payable in respect of any US$ Notes or altering the majority required to pass an Extraordinary Resolution or altering the currency of payment of any US$ Notes or an alteration of the date or priority of payment of interest on, or redemption of, any US$ Notes (any such modification being referred to below as a Basic Terms Modification) will be effective except that, if the Note Trustee is of the opinion that such a Basic Terms Modification is being proposed by the Issuer as a result of, or in order to avoid, an Event of Default, such Basic Terms Modification may be sanctioned by Extraordinary Resolution of the relevant Class of US$ Noteholders as described below. The quorum at any meeting of a Class of US$ Noteholders for passing an Extraordinary Resolution will be two or more persons holding or representing over 50% of the aggregate Principal Amount of the US$ Notes in that Class then outstanding or, at any adjourned meeting, two or more persons being or representing US$ Noteholders in that Class whatever the aggregate Principal Amount of the US$ Notes so held or represented except that, at any meeting the business of which includes the sanctioning of a Basic Terms Modification, the necessary quorum for passing an Extraordinary Resolution will be two or more persons holding or representing 75% or at any adjourned such meeting 25%, or more of the aggregate Principal Amount of the US$ Notes in that Class then outstanding. An Extraordinary Resolution passed at any meeting of a Class of US$ Noteholders will be binding on all US$ Noteholders in that Class, whether or not they are present at the meeting. The majority required for an Extraordinary Resolution will be 75% of the votes cast in respect of that Extraordinary Resolution.

     Pursuant to the terms of the Note Trust Deed, the Note Trustee, the Trust Manager and the Issuer may agree, without the consent of the US$ Noteholders, among other things, to any alteration, addition or modification to the Notes or any Transaction Document that is:

     (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

     (b) in the opinion of the Note Trustee, necessary to comply with the provisions of any law or regulation or with the requirements of any governmental authority;


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     (c)  in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any governmental authority; or

     (d) in the opinion of the Note Trustee neither prejudicial nor likely to be prejudicial to the interests of the US$ Noteholders.

     The Note Trustee may also, in accordance with the Note Trust Deed and without the consent of the US$ Noteholders (but not in contravention of an Extraordinary Resolution), waive or authorise any breach or proposed breach of the US$ Notes (including these Conditions) or any Transaction Document or determine that any Event of Default or any condition, event or act which with the giving of notice and/or lapse of time and/or the issue of a certificate would constitute an Event of Default will not, or will not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination will be binding on the US$ Noteholders and, if, but only if, the Note Trustee so requires, any such modification must be notified to the US$ Noteholders in accordance with Condition 12 as soon as practicable.

14. CONDITION 14. Indemnification and Exoneration of the Note Trustee and the Security Trustee
--------------------------------------------------------------------------------

     The Note Trust Deed and the Security Trust Deed contain provisions for the indemnification of the Note Trustee and the Security Trustee (respectively) and for their relief from responsibility, including provisions relieving them from taking proceedings to realise the charge under the Security Trust Deed and to obtain repayment of the US$ Notes unless indemnified to their satisfaction. Each of the Note Trustee and the Security Trustee is entitled to enter into business transactions with the Issuer and/or any other party to the Relevant Documents without accounting for any profit resulting from such transactions. Except in the case of negligence, fraud or wilful default (in the case of the Security Trustee) or negligence, fraud or wilful default (in the case of the Note Trustee), neither the Security Trustee nor the Note Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, other Mortgaged Property or any related deeds or documents of title, being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operators or by any person on its behalf if prudently chosen in accordance with the Transaction Documents.

     Where the Note Trustee is required to express an opinion or make a determination or calculation under the Transaction Documents, the Note Trustee may appoint or engage such independent advisors as the Note Trustee reasonably requires to assist in the giving of that opinion or the making of that determination or calculation and any costs and expenses properly incurred by and payable to those advisors will be reimbursed to the Note Trustee by the Issuer or, if another person is expressly stated in the relevant provision in a Transaction Document, that person.

15.  CONDITION 15. Limitation of Liability of the Issuer
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     (a)  General

          Clause 32 of the Master Trust Deed applies to the obligations and liabilities of the Issuer in relation to the US$ Notes.


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     (b)  Liability of Issuer limited to its right of indemnity

          (i) The Transaction Documents apply to the Issuer only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Issuer acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of property of the Trust out of which the Issuer is actually indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents or the Trust.

          (ii) The parties other than the Issuer may not sue the Issuer in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the assets of the Trust), liquidator, administrator or similar person to the Issuer or prove in any liquidation, administration or arrangements of or affecting the Issuer (except in relation to the assets of the Trust).

          (iii) The provisions of this Condition 15 do not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification out of the Assets of the Trust as a result of the Issuer's fraud, negligence, or wilful default.

          (iv) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of the Issuer for the purpose of paragraph (iii) of this Condition 15 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party (other than a person whose acts or omissions the Issuer is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of any Relevant Party (other than a person whose acts or omissions the Issuer is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Issuer.

          (v) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purpose of paragraph (iii) of this Condition 15, provided (in the case of any person selected and appointed by the Issuer) that the Issuer has exercised reasonable care in the selection of such persons.

          (vi) In this Condition 15(b), Relevant Party means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider.


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16.  CONDITION 16. Governing Law
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     The US$ Notes and the Relevant Documents are governed by, and shall be construed in accordance with, the laws of New South Wales, Australia. The Note Trust Deed is governed by the laws of New South Wales, Australia and the administration of the trust constituted under the Note Trust Deed is governed (to the extent that it relates to US$ Notes or US$ Noteholders) by the law of the State of New York.


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Summary of Provisions Relating to the US$ Notes While in Global Form
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Each of the US$ Notes will initially be represented by typewritten book-entry notes (the Global Notes), without coupons, in the principal amount of US$[*] (in the case of the Class A2 Global Note) and US$[*] (in the case of the Class B1 Global Note). The Global Notes will be deposited with the Common Depository for DTC on or about the Closing Date. Upon deposit of the Global Notes with the Common Depository, DTC will credit each investor in the US$ Notes with a principal amount of US$ Notes for which it has subscribed and paid.

Each Global Note will be exchangeable for definitive Notes in certain circumstances described below.

(a)  Payments

Interest and principal on each Global Note will be payable by the each Paying Agent to the Common Depository.

Each of the persons appearing from time to time as the beneficial owner of a US$ Note will be entitled to receive any payment so made in respect of that US$ Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the US$ Notes which must be made by the Issuer to the holder of the relevant Global Note for so long as such Global Note is outstanding.

A record of each payment made on a Global Note, distinguishing between any payment of principal and any payment of interest, will be recorded in the Note Register by the Note Registrar and such record shall be prima facie evidence that the payment in question has been made.

(b)  Exchange

A Global Note will be exchangeable for Definitive Notes only if:

     (i) the Principal Paying Agent advises the Trust Manager in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository for the US$ Notes and the Trust Manger is unable to locate a qualified successor; or

     (ii) the Issuer, at the direction of the Trust Manager, advises the Principal Paying Agent in writing that it has elected to terminate the book-entry system through DTC; or

     (iii) after the occurrence of an Event of Default, the Note Trustee, at the written direction of Noteholders holding a majority of the outstanding Principal Amount of the US$ Notes, advises the Issuer and the Principal Paying Agent that the continuation of a book-entry system is no longer in the best interests of the US$ Noteholders.

If any event referred to above occurs, the Trust Manager must direct the Issuer to, and the Issuer must (at its expense), within 30 days of becoming aware of the occurrence of the relevant event, issue Definitive Notes in exchange for the whole of the outstanding interest in the relevant Global Note.

(c)  Notices

So long as the US$ Notes are represented by Global Notes and the same are held on behalf of a Clearing Agency, notices to US$ Noteholders may be given to the relevant Clearing Agency for communication by it


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to entitled account holders in substitution for delivery to each Note Owner of a
US$ Note as required by the relevant Conditions.

(d)  Cancellation

Cancellation of any US$ Note required by the relevant Conditions will be effected by reduction in the principal amount of the relevant Global Note.


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Schedule 5

Part B

Terms and Conditions of Class A3 Notes
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[To be inserted once finalised]


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